   SCHWAB BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus dated November 15, 2006 enclosed.

   - Schwab YieldPlus Fund(R)
   - Schwab Short-Term Bond Market Fund TM
   - Schwab Total Bond Market Fund TM
   - Schwab GNMA Fund TM
   - Schwab Inflation Protected Fund TM

   You could have received this
   document via email.

   Save paper. Sign up for electronic delivery at www.schwab.com/edelivery.

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus
   November 15, 2006

   - Schwab YieldPlus Fund(R)
   - Schwab Short-Term Bond Market Fund TM
   - Schwab Total Bond Market Fund TM
   - Schwab GNMA Fund TM
   - Schwab Inflation Protected Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.                                                  [CHARLES SCHWAB LOGO]

TO OUR YIELDPLUS FUND SELECT SHARES DIRECT ORDER CLIENTS

A COMMITMENT TO YOUR PRIVACY
At Schwab Funds our most important asset is our relationship with you. We are honored that you have entrusted us with your financial affairs, and we are committed to safeguarding the privacy of information we maintain about you. Establishing and adhering to an effective privacy policy is an important part of that dedication. Below, you will find details about Schwab Funds' commitment to protecting your privacy, including the types of information we collect about you, and how we use and share that information. Our privacy policy applies to all shareholders with whom we have a relationship and is also extended to each of our former shareholders.

YOUR PRIVACY IS NOT FOR SALE
Simply put, we do not and will not sell your personal information to anyone, for any reason, at any time.

HOW WE COLLECT INFORMATION ABOUT YOU
We collect personal information about you in a number of ways.

- APPLICATION AND REGISTRATION INFORMATION. We collect information from you when you open an account. We may also collect information from consumer reporting agencies in the account-opening process. The information we collect may include your name, address, phone number, email address, Social Security number and date of birth.

- ACCOUNT HISTORY. Once you have opened an account with Schwab Funds, we collect and maintain personal information about your account activity, including your transactions. This information allows us to administer your account.

- THIRD-PARTY INFORMATION PROVIDERS. We may collect information about you from information services and consumer reporting agencies to verify your identity.

- WEBSITE USAGE. When you visit our website, our computer may use devices known as "cookies," graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools enable us to recognize you when you return to our site, maintain your web session while you browse, as well as help us provide you with a better, more personalized experience.

HOW WE SHARE INFORMATION ABOUT YOU
We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

- to help us maintain and process transactions for your account;

- when we use another company to provide services for us, such as printing and mailing your account statements;

- when we believe that disclosure is required or permitted under law. For example, we may be required to disclose personal information to cooperate with regulatory or law enforcement authorities, to resolve consumer disputes, to perform credit/authentication checks, or for risk control.

STATE LAWS
We will comply with state laws that apply to the disclosure or use of information about you.

SAFEGUARDING YOUR INFORMATION, MAINTAINING YOUR TRUST
We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations. Companies we use to provide support services are not allowed to use information about our clients for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested. We restrict access to personal information by our officers, employees and agents. Our officers and employees are trained about privacy and are required to safeguard personal information. We maintain physical, electronic and procedural safeguards to protect personal information.

TEAMING UP AGAINST IDENTITY THEFT
Identity theft is a serious concern to all of us. Safeguarding information to help protect you from identity theft is our priority. Schwab Funds takes steps to protect you from identity theft by:

- utilizing client identification and authentication procedures before initiating transactions;

- ensuring our officers and employees are trained to safeguard personal information about you.

You can also help protect your identity and accounts. Here are a few steps to remember:

- Schwab Funds will never request your account number, login password, or Social Security number in either a non-secure or unsolicited email communication;

- shred documents that contain personal information;

- check your credit report regularly for unauthorized activity and protect your personal identification numbers (PINs) and personal data.

GREATER ACCURACY MEANS BETTER PROTECTION
We are committed to keeping accurate, up-to-date records to help ensure the integrity of the information we maintain about you. If you identify an inaccuracy in this information, or you need to make a change to it, please contact us promptly. Direct order Schwab Funds clients should call 1-800-407-0256.

A COMMITMENT TO KEEPING YOU INFORMED
We will provide you with advance notice of important changes to our information-sharing practices.

CONTACT US WITH QUESTIONS
If you have any questions or concerns, direct order Schwab Funds clients should call 1-800-407-0256.

(C)2006 SchwabFunds. All rights reserved.

SCHWAB BOND FUNDS


       ABOUT THE FUNDS

          Schwab YieldPlus Fund(R).................................    2

          Schwab Short-Term Bond Market Fund TM....................    8

          Schwab Total Bond Market Fund TM.........................   14

          Schwab GNMA Fund TM......................................   20

          Schwab Inflation Protected Fund TM.......................   25

          Fund management..........................................   31

       INVESTING IN THE FUNDS

          Placing intermediary orders..............................   33

          Placing direct orders....................................   36

          Transaction policies.....................................   39

          Distributions and taxes..................................   42

                  ABOUT THE FUNDS

THE SCHWAB YIELDPLUS FUND(R) is an ultra short-term bond fund, designed to offer high current income with minimal changes in share price. The fund seeks to keep the average duration of its portfolio at one year or less.

THE SCHWAB SHORT-TERM BOND MARKET FUND TM is a short-term bond fund designed to offer high current income by tracking the performance of the Lehman Brothers Mutual Fund Short (1-5 year) U.S. Government/Credit Index. The fund seeks to maintain an average weighted maturity of less than three years.

THE SCHWAB TOTAL BOND MARKET FUND TM is designed to offer high current income by tracking the performance of the Lehman Brothers U.S. Aggregate Bond Index. The fund is intended for investors seeking to fill the fixed income component of their asset allocation plan.

THE SCHWAB GNMA FUND TM is a bond fund designed to offer current income by investing primarily in Government National Mortgage Association (GNMA) securities. GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.

THE SCHWAB INFLATION PROTECTED FUND TM is a bond fund designed to offer total return and inflation protection by investing primarily in inflation protected fixed income securities.

The performance of the funds will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB YIELDPLUS FUND
Ticker symbols Investor Shares: SWYPX Select Shares(R): SWYSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE BONDS (HIGH AND CERTAIN MEDIUM QUALITY, AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund may invest in bonds from diverse market sectors based on changing economic, market, industry and issuer conditions. The fund may invest in fixed, variable or floating rate bonds issued by U.S. and non-U.S. issuers including, without limitation, Treasuries and agency securities, corporate bonds, commercial and residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, corporate loans, preferred and convertible securities. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.


The fund's investment strategy is designed to offer higher yields than a money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 25% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential.


The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the

4  Schwab YieldPlus Fund(R)
derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- are shown for one class only, and would be different for the other share class

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 33.

ANNUAL TOTAL RETURNS (%) as of 12/31

                5.75        5.85        2.64        2.91        2.22        3.32

                 00          01          02          03          04          05

BEST QUARTER: 2.25% Q1 2001
WORST QUARTER: (0.13%) Q4 2001
YEAR-TO-DATE PERFORMANCE AS OF 9/30/06 3.86%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                                       Since
                                              1 year      5 years      inception
--------------------------------------------------------------------------------

FUND
  INVESTOR SHARES
    Before taxes                               3.32        3.39        3.87 1
    After tax on distributions                 2.04        1.97        2.18 1
    After tax on distributions
      and sale                                 2.15        2.03        2.25 1
  SELECT SHARES(R)
    Before taxes                               3.37        3.52        4.00 1
LEHMAN U.S. SHORT TREASURY:
  9-12 MONTHS*                                 2.52        2.86        3.51 2

1 Inception: 10/1/99.


2 From: 10/1/99.


* The Lehman Brothers Short 9-12 Month U.S. Treasury Index is composed of only U.S. Treasury securities, which are direct obligations of the U.S. government and are backed by the full faith and credit of the United States and are, therefore, considered free of credit risk. The fund may invest in debt instruments that are subject to credit risk (please see the discussion of credit risk in the Principal risks section).

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                          INVESTOR    SELECT
SHAREHOLDER FEES                                           SHARES     SHARES(R)
----------------------------------------------------------------------------
                                                            None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------
Management fees                                             0.30        0.30
Distribution (12b-1) fees                                   None        None
Other expenses                                              0.28        0.13
                                                          -------------------
Total annual operating expenses                             0.58        0.43
                                                          -------------------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                  1 year      3 years      5 years      10 years
--------------------------------------------------------------------------------
Investor Shares                    $59          $186         $324         $726
Select Shares                      $44          $138         $241         $542

6  Schwab YieldPlus Fund(R)

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
INVESTOR SHARES                                          8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.68       9.71       9.70       9.75      10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.45       0.29       0.24       0.30       0.42

  Net realized and unrealized gains or losses              (0.01)     (0.02)      0.01      (0.02)     (0.23)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.44       0.27       0.25       0.28       0.19

Less distributions:
  Dividends from net investment income                     (0.45)     (0.30)     (0.24)     (0.33)     (0.44)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.67       9.68       9.71       9.70       9.75
                                                         -----------------------------------------------------------------
Total return (%)                                            4.64       2.82       2.63       2.95       1.89


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                    0.58       0.59       0.59       0.59       0.55

  Gross operating expenses                                  0.58       0.59       0.59       0.59       0.62

  Net investment income                                     4.62       3.00       2.43       3.08       4.36

Portfolio turnover rate                                       54         76         89        109         42

Net assets, end of period ($ X 1,000,000)                    886        741        639        410        392

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
SELECT SHARES(R)                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.68       9.70       9.70       9.75      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.46       0.30       0.25       0.32       0.44

  Net realized and unrealized gains or losses              (0.02)     (0.01)      0.01      (0.02)     (0.24)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.44       0.29       0.26       0.30       0.20

Less distributions:
  Dividends from net investment income                     (0.46)     (0.31)     (0.26)     (0.35)     (0.45)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.66       9.68       9.70       9.70       9.75
                                                         -----------------------------------------------------------------
Total return (%)                                            4.69       3.08       2.67       3.10       2.04


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                    0.43       0.44       0.45       0.44       0.40

  Gross operating expenses                                  0.43       0.44       0.45       0.44       0.47

  Net investment income                                     4.80       3.18       2.57       3.23       4.52

Portfolio turnover rate                                       54         76         89        109         42

Net assets, end of period ($ X 1,000,000)                  7,319      5,091      3,030      1,476      1,443

SCHWAB SHORT-TERM BOND MARKET FUND  TM
TICKER SYMBOL: Investor Shares: SWBDX


--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX.

SHORT-TERM BONDS

As a bond approaches maturity, its market value typically approaches its par value (the amount a bond-holder receives when the bond matures). Because of this, short-term bond prices are not as sensitive to interest rate changes as longer-term bond prices.

In exchange for this lower volatility, short-term bonds typically (though not always) offer lower yields than longer-term bonds.

The Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Investment-grade securities are rated in the four highest credit rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS MUTUAL FUND SHORT (1-5 YEAR) U.S. GOVERNMENT/CREDIT INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index. Under normal circumstances, the dollar-weighted average maturity of the fund's portfolio is not expected to exceed three years.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds ("junk bonds"). If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The fund may invest in fixed-, variable-or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short average maturity is designed to reduce this risk, but will not eliminate it.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not

10 Schwab Short-Term Bond Market Fund TM be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment in the fund will follow the short-term bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       4.00    6.88    6.96    1.54    9.12    7.31    6.58    3.46    2.03    1.54

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 3.87% Q3 2001
WORST QUARTER: (1.52%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06 3.31%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                       1 year          5 years          10 years
--------------------------------------------------------------------------------

FUND
  Before taxes                          1.54            4.17              4.92
  After tax on distributions            0.34            2.69              2.99
  After tax on distributions
    and sale                            1.00            2.67              2.99

LEHMAN BROTHERS MUTUAL FUND
  SHORT (1-5 YEAR) U.S.
  GOVERNMENT/CREDIT INDEX               1.44            4.71              5.38

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.28
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.29
                                                                        -------
Total annual operating expenses                                           0.57
Less expense reduction                                                   (0.02)
                                                                        -------
NET OPERATING EXPENSES*                                                   0.55
                                                                        -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.55% through 11/14/07.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year                 3 years                 5 years                 10 years
--------------------------------------------------------------------------------
 $56                    $181                     $316                    $712

12  Schwab Short-Term Bond Market Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.05      10.21      10.14      10.07      10.08
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.42       0.30       0.28       0.34       0.50
  Net realized and unrealized gains or losses              (0.14)     (0.13)      0.07       0.07      (0.02)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.28       0.17       0.35       0.41       0.48
Less distributions:
  Dividends from net investment income                     (0.42)     (0.31)     (0.28)     (0.34)     (0.49)
  Distributions from net realized gains                       --      (0.02)        --         --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.42)     (0.33)     (0.28)     (0.34)     (0.49)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.91      10.05      10.21      10.14      10.07
                                                         -----------------------------------------------------------------
Total return (%)                                            2.87       1.68       3.46       4.16       4.88


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.55       0.55       0.53       0.43       0.35
  Gross operating expenses                                  0.57       0.57       0.57       0.58       0.63
  Net investment income                                     4.18       3.00       2.69       3.34       4.95
Portfolio turnover rate                                      171        109        114        124        150
Net assets, end of period ($ X 1,000,000)                    604        660        728        648        493

SCHWAB TOTAL BOND MARKET FUND TM
Ticker symbol:  Investor Shares: SWLBX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME BY TRACKING THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX.

THE INDEX

The Lehman Brothers U.S. Aggregate Bond Index includes investment-grade government, corporate, mortgage-, commercial mortgage- and asset-backed bonds that are denominated in U.S. dollars and have maturities longer than one year. Investment-grade securities are rated in the four highest rating categories (AAA to BBB-). Bonds are represented in the index in proportion to their market value.

--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN A DIVERSIFIED PORTFOLIO OF DEBT INSTRUMENTS THAT IS DESIGNED TO TRACK THE PERFORMANCE OF THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX. The fund uses the index as a guide in structuring the fund's portfolio and selecting its investments. However, the fund is not required to invest any percentage of its assets in the securities represented in the index.

The fund normally invests at least 80% of its net assets in debt instruments of varying maturities. The fund will notify its shareholders at least 60 days before changing this policy. The fund invests primarily in investment-grade instruments and, under normal circumstances, will not invest more than 5% of its assets in below investment grade bonds ("junk bonds"). If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The fund may invest in fixed-, variable- or floating-rate debt instruments.

The fund may invest in debt instruments of domestic and foreign issuers, including convertible, preferred, mortgage-backed or asset-backed securities and collateralized mortgage obligations. The fund also may invest in derivative instruments, such as swap agreements, options or futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund typically uses derivatives as a substitute for taking a position in the underlying asset or as part of a strategy designed to reduce exposure to other risks. The fund may lend its securities to certain financial institutions to earn additional income. The fund also may seek to obtain market exposure to the instruments in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as mortgage dollar rolls and reverse repurchase agreements). Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

CONVERTIBLE SECURITIES RISK. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increase as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not

16  Schwab Total Bond Market Fund TM
be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. The fund's investment in securities that are not included in the index may increase the gap between the performance of the fund and that of the index.

INVESTMENT STYLE RISK. Your investment follows the bond market, as measured by the index. The fund is designed to follow the performance of the index during upturns as well as downturns. As a result, the fund will not take steps to reduce market exposure or to lessen the effects of a declining market.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares held in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund adopted its current goal and former strategy on 11/1/97; performance before that time may have been different had its current strategy been in place.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       1.06    9.98    8.41   (1.04)  11.09    8.16    8.77    4.28    4.58    2.67

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 4.68% Q3 1998
WORST QUARTER: (3.72%) Q1 1996
YEAR-TO-DATE PERFORMANCE AS OF 9/30/06 2.84%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                     1 year   5 years   10 years
--------------------------------------------------------------------------------
FUND
  Before taxes                                        2.67     5.68       5.73
  After tax on distributions                          1.16     3.65       3.41
  After tax on distributions and sale                 1.72     3.67       3.46
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX             2.43     5.87       6.16

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.25
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.28
                                                                        -------
Total annual operating expenses                                           0.53
                                                                        -------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

1 year                  3 years                 5 years                10 years
-------------------------------------------------------------------------------
 $54                     $170                    $296                    $665

18  Schwab Total Bond Market Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.10      10.15      10.20      10.22      10.24
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.47       0.35       0.31       0.34       0.47
  Net realized and unrealized gains or losses              (0.31)      0.08       0.32       0.10       0.13
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.16       0.43       0.63       0.44       0.60
Less distributions:
  Dividends from net investment income                     (0.47)     (0.36)     (0.33)     (0.37)     (0.46)
  Distributions from net realized gains                    (0.03)     (0.12)     (0.35)     (0.09)     (0.16)
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.50)     (0.48)     (0.68)     (0.46)     (0.62)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.76      10.10      10.15      10.20      10.22
                                                         -----------------------------------------------------------------
Total return (%)                                            1.66       4.31       6.37       4.37       6.18


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.53       0.54       0.52       0.43       0.35
  Gross operating expenses                                  0.53       0.54       0.54       0.54       0.57
  Net investment income                                     4.68       3.49       3.08       3.36       4.66
Portfolio turnover rate                                      221        221        223        121         74
Net assets, end of period ($ x 1,000,000)                  1,233      1,195      1,042      1,025      1,053

SCHWAB GNMA FUND TM
Ticker symbols  Investor Shares: SWGIX  Select Shares(R): SWGSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL.

GNMA SECURITIES

GNMA is a government-owned corporation and a federal agency. GNMA guaranteed securities represent interests in pools of residential mortgage loans.

GNMA guarantees payment of principal and interest on these securities, a guarantee backed by the full faith and credit of the U.S. government.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. In addition to GNMA securities, the fund may invest in securities issued by the U.S. government or its other agencies and instrumentalities such as the Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs").

The fund may also invest in mortgage-backed and asset-backed securities, collateralized mortgage obligations, repurchase agreements, corporate bonds, commercial paper and derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, structured notes, options and futures contracts. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. The fund is not subject to any maturity or duration restrictions.

In addition, the fund may invest in other financial instruments or use other investment techniques (such as reverse repurchase agreements or mortgage dollar rolls). In a reverse repurchase agreement, the fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. Mortgage dollar rolls are transactions in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to repurchase similar securities in the future at a predetermined price. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The longer the fund's dollar-weighted average maturity, the more sensitive to interest rate movements its share price is likely to be.

CREDIT RISK OF CERTAIN U.S. GOVERNMENT SECURITIES. Although the fund invests primarily in GNMA securities, which are guaranteed by the full faith and credit of the U.S. Government, the fund may also invest in securities that are not guaranteed or insured by the U.S. Government. For example, securities such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association and the FHLB are supported by limited lines of credit maintained by their issuers with the U.S. Treasury. Other securities, such as obligations issued by the Federal Farm Credit Banks Funding Corporation, are supported solely by the credit of their issuer. There can be no assurance that the U.S. Government will provide financial support to securities of its agencies and instrumentalities if it is not obligated to do so under law. Therefore, the fund could lose money if an issuer or guarantor of these investments fails to make timely principal or interest payments or otherwise honor its obligations. Also, any government guarantees on securities the fund owns do not extend to shares of the fund themselves.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, reverse repurchase agreements or mortgage dollar rolls, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

MORTGAGE DOLLAR ROLLS RISK. The fund's mortgage dollar rolls could lose money if the price of the mortgage-backed securities sold falls below the agreed upon repurchase price, or if the counterparty is unable to honor the agreement.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

22  Schwab GNMA Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:
- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

The fund has two share classes, which have different minimum investments and different costs. For information on choosing a class, see page 33.

ANNUAL TOTAL RETURNS (%) as of 12/31

INVESTOR SHARES



[BAR CHART]

                                                                    3.18    2.58

                                                                     04      05

BEST
QUARTER: 2.08% Q3 2004
WORST
QUARTER: (1.18%) Q2 2004
YEAR-TO-DATE
PERFORMANCE AS OF
9/30/06 2.13%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                                        Since
                                                             1 year   inception
--------------------------------------------------------------------------------
FUND
  INVESTOR SHARES
    Before taxes                                              2.58      2.43 1
    After tax on distributions                                1.08      1.06 1
    After tax on distributions and
      sale                                                    1.66      1.28 1
  SELECT SHARES(R)
    Before taxes                                              2.64      2.56 1
LEHMAN BROTHERS GNMA INDEX                                    3.20      3.39 2

1 Inception: 3/3/03.

2 From: 3/3/03.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                             INVESTOR   SELECT
SHAREHOLDER FEES                                              SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                               None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                0.45      0.45
Distribution (12b-1) fees                                      None      None
Other expenses                                                 0.53      0.39
                                                             -----------------
Total annual operating expenses                                0.98      0.84
Less expense reduction                                        (0.24)    (0.29)
                                                             -----------------
NET OPERATING EXPENSES*                                        0.74      0.55
                                                             -----------------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.74% and 0.55%, respectively, through 11/14/07.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                              1 year       3 years       5 years       10 years
--------------------------------------------------------------------------------
Investor Shares                $76          $288          $518          $1,180
Select Shares                  $56          $239          $438          $1,010

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/05-    9/1/04-    9/1/03-    3/3/03(1)-
INVESTOR SHARES                             8/31/06    8/31/05    8/31/04     8/31/03
PER SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         9.72       9.78      9.69       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.41       0.35      0.16        0.06

  Net realized and unrealized gains or
    losses                                    (0.25)     (0.02)     0.26       (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                 0.16       0.33      0.42       (0.11)

Less distributions:
  Dividends from net investment income        (0.44)     (0.39)    (0.33)      (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.44       9.72      9.78        9.69
                                            -----------------------------------------------------------------
Total return (%)                               1.74       3.47      4.39       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.74       0.74      0.51          --
  Gross operating expenses                     0.98       1.03      1.11        0.99 3
  Net investment income                        4.30       3.59      1.89        1.37 3

Portfolio turnover rate                         126        131       199         105 2

Net assets, end of period ($ X 1,000,000)        15         17        18          21

                                            9/1/05-    9/1/04-    9/1/03-    3/3/03 1 -
SELECT SHARES(R)                            8/31/06    8/31/05    8/31/04     8/31/03
PER SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         9.72       9.78      9.69       10.00
                                            -----------------------------------------------------------------
Income from investment operations:
  Net investment income                        0.43       0.37      0.17        0.06

  Net realized and unrealized gains or
    losses                                    (0.25)     (0.02)     0.26       (0.17)
                                            -----------------------------------------------------------------
  Total income or loss from investment
    operations                                 0.18       0.35      0.43       (0.11)

Less distributions:
  Dividends from net investment income        (0.46)     (0.41)    (0.34)      (0.20)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.44       9.72      9.78        9.69
                                            -----------------------------------------------------------------
Total return (%)                               1.93       3.67      4.53       (1.11) 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.55       0.55      0.37          --
  Gross operating expenses                     0.84       0.88      0.96        0.83 3
  Net investment income                        4.49       3.80      2.03        1.37 3

Portfolio turnover rate                         126        131       199         105 2

Net assets, end of period ($ X 1,000,000)        23         24        19          28

1 Commencement of operations.

2 Not annualized.

3 Annualized.

24  Schwab GNMA Fund TM

SCHWAB INFLATION PROTECTED FUND(TM)
Ticker symbols  Investor Shares: SWRIX  Select Shares(R): SWRSX

--------------------------------------------------------------------------------
THE FUND SEEKS TO PROVIDE TOTAL RETURN AND INFLATION PROTECTION.

INFLATION-PROTECTED SECURITIES

Inflation-protected securities are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest paid on the bond is adjusted to track changes (up or down) in an official inflation measure. The U.S. Treasury, the largest domestic issuer of inflation-protected securities (i.e., Treasury inflation protected securities
(TIPS)), currently uses the Consumer Price Index for Urban Consumers (CPI) as its inflation measure. Inflation-protected bonds issued by foreign governments and U.S. or foreign corporations are generally adjusted to reflect a comparable measure of inflation determined by that government or corporation.
--------------------------------------------------------------------------------


PRINCIPAL STRATEGY

TO PURSUE ITS GOAL, THE FUND NORMALLY INVESTS AT LEAST 80% OF ITS NET ASSETS IN INFLATION-PROTECTED FIXED INCOME SECURITIES. The fund will notify its shareholders at least 60 days before changing this policy. The fund may invest in inflation-protected fixed income securities of any type, including those issued by the U.S. Government and its agencies and instrumentalities, foreign governments and their agencies and instrumentalities and U.S. and foreign corporations. The fund may invest in inflation-protected fixed income securities with effective or final maturities of any length. The fund invests primarily in investment grade securities, but may invest up to 10% of its net assets in below investment grade bonds ("junk bonds") that are rated at least B by at least one nationally recognized statistical rating organization (NRSRO) or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The fund may invest up to 20% of its net assets in fixed income securities that are not structured to provide protection against inflation.

The fund may also invest in derivatives (financial contracts whose value is based on, or derived from, an underlying asset, rate or index), such as swap agreements, options and futures contracts, as a substitute for taking a position in the underlying security or as part of an overall strategy designed to reduce the fund's risk exposure. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party.

In addition, the fund may invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which it may invest. To earn additional income, the fund may lend portfolio securities to certain financial institutions.

For temporary defensive purposes during unusual market conditions, the fund may invest up to 100% of its assets in cash, cash equivalents or other high quality short-term investments. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment goal.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

PRINCIPAL RISKS

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed. Because the fund's share price may move up and down, the value of your investment in the fund will fluctuate, which means you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. Changes in interest rates also may affect the fund's share price: a sharp rise in interest rates could cause the fund's share price to fall. This risk is greater when the fund holds bonds with longer maturities. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could miss yield opportunities or its share price could fall. Inflation-protected securities may react differently to interest rate changes than other types of debt securities and, as discussed below, tend to react to changes in "real" interest rates.

INFLATION-PROTECTED SECURITIES RISK. The value of inflation-protected securities generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increase when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond to be repaid at maturity is subject to credit risk.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (commonly called "junk bonds") involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In

26  Schwab Inflation Protected Fund TM
addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

PREPAYMENT AND EXTENSION RISK. The fund's investments in fixed income securities, including inflation-protected fixed income securities, are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

FOREIGN INVESTMENT RISK. The fund's investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges). In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States. The securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. The fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities' markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries.

CURRENCY RISK. As a result of the fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the fund will be subject to currency risk. This is the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the fund would be adversely affected.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

LEVERAGE RISK. Certain fund transactions, such as derivatives, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SECURITIES LENDING RISK. The fund may lend its portfolio securities to earn additional income. Any loans of portfolio securities by the fund are fully collateralized. However, if the borrowing institution defaults, the fund's performance could be reduced.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

28  Schwab Inflation Protected Fund TM

FUND PERFORMANCE HISTORY

Because this is a new fund, tables reflecting the fund's annual total returns and average annual total return are not included. This information will appear in a future version of the fund's prospectus.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                             INVESTOR   SELECT
SHAREHOLDER FEES                                              SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                               None      None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                0.40      0.40
Distribution (12b-1) fees                                      None      None
Other expenses*                                                0.52      0.36
                                                              ----------------
Total annual operating expenses                                0.92      0.76
Less expense reduction                                        (0.27)    (0.26)
                                                              ----------------
NET OPERATING EXPENSES**                                       0.65      0.50
                                                              ----------------

 * Based on estimated amounts for the current fiscal year.

** Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares to 0.65% and 0.50%, respectively, through 11/14/07.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                                                     1 year              3 years
--------------------------------------------------------------------------------
Investor Shares                                      $66                  $266
Select Shares                                        $51                  $217

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         3/31/06(1)-
INVESTOR SHARES                                            8/31/06
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.00
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                      0.29
  Net realized and unrealized gains                          0.01
                                                         -----------------------------------------------------------------
  Total income from investment operations                    0.30
Less distributions:
  Dividends from net investment income                      (0.29)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            10.01
                                                         -----------------------------------------------------------------
Total return (%)                                             3.07 2


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                     0.41 3
  Gross operating expenses                                   0.92 3
  Net investment income                                      6.91 3
Portfolio turnover rate                                         2 2
Net assets, end of period ($ X 1,000,000)                      16

                                                         3/31/06(1)-
SELECT SHARES(R)                                           8/31/06
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                      0.30
  Net realized and unrealized gains                          0.01
                                                         -----------------------------------------------------------------
  Total income from investment operations                    0.31

Less distributions:
  Dividends from net investment income                      (0.30)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            10.01
                                                         -----------------------------------------------------------------
Total return (%)                                             3.11 2

RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                     0.36 3
  Gross operating expenses                                   0.76 3
Net investment income                                        7.06 3
Portfolio turnover rate                                         2 2
Net assets, end of period ($ X 1,000,000)                      44

1 Commencement of operations.

2 Not annualized.

3 Annualized.

30  Schwab Inflation Protected Fund TM

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc.,
(CSIM), has more than $171 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 5.6 million accounts. (All figures on this page are as of 8/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/06, these fees were 0.30% for the Schwab YieldPlus Fund(R), 0.26% for the Schwab Short-Term Bond Market Fund TM, 0.25% for the Schwab Total Bond Market Fund TM and 0.21% for the Schwab GNMA Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  In addition, the firm is entitled to receive an annual management fee from the Schwab Inflation Protected Fund of 0.40% of the fund's average daily net assets not in excess of $500 million, 0.35% of such assets over $500 million, and 0.33% of such assets over $1 billion.

                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in the funds' August 31, 2006 annual report, which covers the period September 1, 2005 through August 31, 2006.

                  KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income portfolio management of the investment adviser, has overall responsibility for management of the funds. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.

                  MATTHEW HASTINGS, CFA, a vice president and senior portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1999 and has worked in fixed-income asset management since 1996.

                  STEVEN HUNG, a director and portfolio manager of the investment adviser, has day-to-day co-responsibility for the management of the funds. He joined the firm in 1998 and has worked in fixed-income asset management since 1999.

                  ANDREW TIKOFSKY, PHD, a director and portfolio manager of the investment advisor, has day-to-day co-responsibility for the management of the funds. He joined the firm in 2006 and has worked in fixed-income and asset management since 1997.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). With respect to the Select Shares of the YieldPlus Fund, you may invest directly in the fund by placing orders through the fund's sub-transfer agent (direct orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS THROUGH YOUR INTERMEDIARY

INVESTMENT MINIMUMS

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.

                                                              MINIMUM
SHARE CLASS             MINIMUM INITIAL INVESTMENT            BALANCE
--------------------------------------------------------------------------
INVESTOR SHARES         $2,500 ($1,000 for retirement,        NONE
                        educational and custodial accounts)

SELECT SHARES(R)        $50,000                               $40,000

The Schwab Short-Term Bond Market Fund(TM) and Schwab Total Bond Market Fund(TM) only offer Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                 FEATURES
-----------------------------------------------------------------------
REINVESTMENT           All dividends and capital gain distributions are
                       invested automatically in shares of your fund or
                       share class, as applicable.


CASH/REINVESTMENT MIX  You receive payment for dividends, while any capital gain distributions are invested in shares of your fund or share class, as applicable.


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS THROUGH YOUR INTERMEDIARY

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab's minimum additional investment through an automatic investment plan is $100, even though the funds' minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.

Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by the fund or its shareholders.

BUYING SHARES

To purchase shares of the fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.

When selling or exchanging shares, you should be aware of the following fund policies:

The funds may take up to seven days to pay sale proceeds.

The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

34  Investing in the funds

Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

--------------------------------------------------------------------------------
OPENING AN ACCOUNT TO PLACE DIRECT ORDERS FOR YIELDPLUS FUND SELECT SHARES ONLY

To place direct orders for YieldPlus Fund Select Shares, you must open an account with the fund through the fund's sub-transfer agent, Boston Financial Data Services (sub-transfer agent). You may obtain an account application by calling the sub-transfer agent at 1-800-407-0256. Your completed application and supporting documents must be returned to, and accepted by, the sub-transfer agent before you can place direct orders. You cannot place direct orders through your Schwab account or through your account at another intermediary.
--------------------------------------------------------------------------------


PLACING DIRECT ORDERS

INVESTMENT MINIMUMS

The minimums shown below are for the YieldPlus Fund Select Shares. If you no longer meet the minimum balance requirement for YieldPlus Fund Select Shares, the fund reserves the right to redeem your shares.

                                                 MINIMUM INITIAL        MINIMUM
                                                 INVESTMENT             BALANCE
--------------------------------------------------------------------------------
SCHWAB YIELDPLUS FUND                            $50,000                $40,000
  SELECT SHARES

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                          FEATURES
--------------------------------------------------------------------------------
REINVESTMENT                    All dividends and capital gain distributions are
                                invested automatically in shares of your fund or
                                share class, as applicable.


CASH/REINVESTMENT MIX           You receive payment for dividends, while any
                                capital gain distributions are invested in
                                shares of your fund or share class, as
                                applicable.


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING DIRECT ORDERS -- SELECT SHARES OF THE SCHWAB YIELDPLUS FUND

The methods for placing direct orders to purchase or redeem Select Shares of the Schwab YieldPlus Fund are described below. With every direct order, you must include your name, your account number, the fund name and share class, and the dollar amount you would like to purchase or redeem. There are no exchange privileges for shares purchased directly from the fund through its sub-transfer agent. You cannot place direct orders by mail and cannot pay for purchases by check. In addition, you must authorize the telephone redemption option in the account application (and such authorization must be accepted by the fund) prior to placing orders with the fund's sub-transfer agent.

INITIAL AND ADDITIONAL PURCHASES BY WIRE

Subject to acceptance by the Schwab YieldPlus Fund, you may make your initial purchase and any additional purchases of Select Shares by wiring federal funds to the sub-transfer agent. If you have not yet opened an account with the fund, you must fax a signed, hard copy of the completed account application and all supporting documents to the sub-transfer agent at 1-781-796-2938. You must call the sub-transfer agent at 1-800-407-0256 prior to the close of the fund (generally 4:00 p.m. Eastern time or the close of the New York Stock Exchange
(NYSE), whichever is earlier) to place your order and to receive wire instructions. Orders received by the sub-transfer

36  Investing in the funds
agent in good order on or prior to the close of the fund will be processed at the net asset value per share of the fund for that day. Your wired funds must be received and accepted by the sub-transfer agent prior to the close of the fund on settlement day. Please call the sub-transfer agent at 1-800-407-0256 if you have any questions or need additional information.

REDEMPTIONS BY TELEPHONE

Select Shares of the Schwab YieldPlus Fund that were purchased directly from the fund through its sub-transfer agent can only be redeemed by telephone. You may place a redemption order by calling the sub-transfer agent at 1-800-407-0256 and requesting that the redemption proceeds be wired per the authorized instructions in the account application or mailed to the primary registration address. Your redemption order will be processed at the net asset value per share of the fund next determined after receipt of your telephone redemption order by the sub-transfer agent. Please note that the sub-transfer agent may only act on telephone instructions believed by the sub-transfer agent to be genuine. The sub-transfer agent's records of such instructions are binding on the shareholder. The fund and its service providers (including the sub-transfer agent, Schwab and CSIM) are not responsible for any losses or costs that may arise from following telephone instructions that the sub-transfer agent reasonably believes to be genuine. The sub-transfer agent will employ reasonable procedures to confirm that instructions communicated are genuine. These procedures include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

ADDITIONAL REDEMPTION INFORMATION

To protect you, the Schwab YieldPlus Fund and its service providers from fraud, signature guarantees may be required to enable the sub-transfer agent to verify the identity of the person who has authorized a redemption from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) at the registered address, (2) redemptions if your account address has changed within the last 10 business days, (3) share transfer requests, and (4) redemptions where the proceeds are wired in connection with bank instructions not already on file with the sub-transfer agent. Signature guarantees may be obtained from certain eligible financial institutions, including, but not limited to, the following:
U.S. banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). Signature guarantees from non-U.S. banks that do not include a stamp may require a U.S. consulate stamp. You may contact the sub-transfer agent at 1-800-407-0256 for further details.

EXCHANGE PRIVILEGES

There are no exchange privileges for Select Shares of the Schwab YieldPlus Fund that were purchased directly from the fund through its sub-transfer agent.

38  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.

- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

- To change or waive a fund's or share class' investment minimums.

- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.

- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund receives your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day's dividend. Orders to sell or exchange shares that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, the funds may value securities based on fair values developed using methods approved by the funds' Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted policies and procedures that are designed to reduce the risk of market timing by fund shareholders. Except as discussed herein, each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring (except for the Schwab YieldPlus Fund) and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab YieldPlus Fund is an ultra-short bond fund that seeks a high degree a share price stability. Because of its historical ability to minimize its share price fluctuations, the fund is less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the fund currently does not monitor or limit shareholder purchases and redemptions of fund shares. However, the fund's policies and procedures do provide the fund with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab YieldPlus Fund), through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to a fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. A fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund shares without the identity of a particular customer being known to a fund. A number of these intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares

40  Investing in the funds
held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN A FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's capital gain distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in a fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

DIVIDENDS DERIVED FROM U.S. GOVERNMENT SECURITIES ARE GENERALLY EXEMPT FROM STATE AND LOCAL INCOME TAXES. However, some states may limit this benefit, and some agency-backed securities may not qualify for tax-exempt status.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS(R) IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds is considered a taxable sale. An exchange between classes within a fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS A FUND DECLARED DURING THE PREVIOUS CALENDAR YEAR INCLUDING THE PERCENTAGE OF DIVIDENDS PAID THAT MAY QUALIFY FOR TAX-EXEMPT STATUS. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES TYPICALLY WILL RECEIVE A REPORT THAT CALCULATES THEIR GAIN OR LOSS USING THE "AVERAGE COST" SINGLE-CATEGORY METHOD. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

42  Investing in the funds

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                     811-6200
    Schwab Short-Term Bond Market Fund TM        811-6200
    Schwab Total Bond Market Fund TM             811-6200
    Schwab GNMA Fund TM                          811-6200
    Schwab Inflation Protected Fund TM           811-6200


   REG14271FLT-11

SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM

SCHWAB INFLATION PROTECTED FUND TM

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                      811-6200
    Schwab Short-Term Bond Market Fund TM         811-6200
    Schwab Total Bond Market Fund TM              811-6200
    Schwab GNMA Fund TM                           811-6200
    Schwab Inflation Protected Fund TM            811-6200




   REG14271FLD-11

SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM

SCHWAB INFLATION PROTECTED FUND TM

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds for a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, the funds' annual and semi-annual reports and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.




   SEC FILE NUMBER

    Schwab YieldPlus Fund(R)                      811-6200
    Schwab Short-Term Bond Market Fund TM         811-6200
    Schwab Total Bond Market Fund TM              811-6200
    Schwab GNMA Fund TM                           811-6200
    Schwab Inflation Protected Fund TM            811-6200



SCHWAB YIELDPLUS FUND(R)

SCHWAB SHORT-TERM BOND MARKET FUND TM

SCHWAB TOTAL BOND MARKET FUND TM

SCHWAB GNMA FUND TM

SCHWAB INFLATION PROTECTED FUND TM

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

[CHARLES SCHWAB LOGO]

REG14271WRAP-11

   You could have received this document via email.
   Save paper. Sign up for electronic delivery at www.schwab.com/edelivery.

   SCHWAB TAX-FREE BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   Prospectus dated November 15, 2006 enclosed.

   - Schwab Tax-Free YieldPlus Fund TM
   - Schwab Short/Intermediate Tax-Free Bond Fund TM
   - Schwab Long-Term Tax-Free Bond Fund TM
   - Schwab California Tax-Free YieldPlus Fund TM
   - Schwab California Short/Intermediate Tax-Free Bond Fund TM
   - Schwab California Long-Term Tax-Free Bond Fund TM

   You could have received this
   document via email.

   Save paper. Sign up for electronic delivery at www.schwab.com/edelivery.

                                                           [CHARLES SCHWAB LOGO]

   SCHWAB TAX-FREE BOND FUNDS

                                                               SCHWAB FUNDS LOGO

   PROSPECTUS
   November 15, 2006

   - Schwab Tax-Free YieldPlus Fund TM
   - Schwab Short/Intermediate Tax-Free Bond Fund TM
   - Schwab Long-Term Tax-Free Bond Fund TM
   - Schwab California Tax-Free YieldPlus Fund TM
   - Schwab California Short/Intermediate Tax-Free Bond Fund TM
   - Schwab California Long-Term Tax-Free Bond Fund TM

   As with all mutual funds, the
   Securities and Exchange Commission
   (SEC) has not approved these securities
   or passed on whether the information in
   this prospectus is adequate and
   accurate. Anyone who indicates
   otherwise is committing a federal
   crime.

   This prospectus does not offer for sale
   and is not a solicitation of offers to
   purchase shares of certain funds
   described herein in those states and
   jurisdictions where the funds are not
   registered and/or qualified for sale.                   [CHARLES SCHWAB LOGO]

SCHWAB TAX-FREE BOND FUNDS


       ABOUT THE FUNDS

          Schwab Tax-Free YieldPlus Fund TM........................    2

          Schwab Short/Intermediate Tax-Free Bond Fund TM..........    9

          Schwab Long-Term Tax-Free Bond Fund TM...................   16

          Schwab California Tax-Free YieldPlus Fund TM.............   23

          Schwab California Short/Intermediate Tax-Free Bond
          Fund TM..................................................   30

          Schwab California Long-Term Tax-Free Bond Fund TM........   37

          Fund management..........................................   44

       INVESTING IN THE FUNDS

          Placing intermediary orders..............................   46

          Transaction policies.....................................   49

          Distributions and taxes..................................   52

                  ABOUT THE FUNDS

                  The Schwab Tax-Free Bond Funds seek to provide high current income exempt from federal income tax, including income exempt from AMT and, in the case of the California funds, California personal income tax.

                  Because these funds invest primarily in municipal bonds, their dividends are generally exempt from federal income tax. Dividends from the California funds are generally exempt from California personal income tax as well.

                  The funds' performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB TAX-FREE YIELDPLUS FUND TM
Ticker symbols:   Investor Shares: SWYIX   Select Shares(R): SWYTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. To help maintain share price stability and preserve investor capital, the fund seeks to maintain an average portfolio duration of one year or less.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies.

The fund's investment strategy is designed to offer higher yields than a municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price will fluctuate. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential.


The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.


The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gain distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets and the values of the securities owned by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

4  Schwab Tax-Free YieldPlus Fund TM

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. The fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

6  Schwab Tax-Free YieldPlus Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- are shown for one class only, and would be different for the other share class
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

INVESTOR SHARES

[BAR CHART]

       1.74

        05

BEST QUARTER: 0.57% Q2 2005
WORST QUARTER: 0.25% Q1 2005
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06 2.25%

AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/05

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
INVESTOR SHARES
  Before taxes                                                  1.74      1.86 1
  After tax on distributions                                    1.74      1.86 1
  After tax on distributions and sale                           1.92      1.92 1

SELECT SHARES(R)
  Before taxes                                                  1.83      1.94 1

LEHMAN BROTHERS ONE-YEAR
  MUNICIPAL BOND INDEX                                          1.49      1.43 2

1 Inception: 12/16/04.
2 From: 12/16/06.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                            INVESTOR     SELECT
SHAREHOLDER FEES                                             SHARES    SHARES(R)
--------------------------------------------------------------------------------
                                                              None        None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                               0.35        0.35
Distribution (12b-1) fees                                     None        None
Other expenses                                                0.33        0.18
                                                             -----------------
Total annual operating expenses                               0.68        0.53
Less expense reduction                                       (0.04)      (0.04)
                                                             -----------------
NET OPERATING EXPENSES*                                       0.64        0.49
                                                             -----------------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 0.64% and 0.49%, respectively, through 11/14/07.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                           1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES             $65            $214           $375           $843
SELECT SHARES               $50            $166           $292           $661

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    12/16/04 1-
INVESTOR SHARES                                          8/31/06      8/31/05
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.97       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.26        0.16
  Net realized and unrealized gains or losses              (0.00) 2    (0.03)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.26        0.13

Less distributions:
  Dividends from net investment income                     (0.26)      (0.16)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.97        9.97
                                                         -----------------------------------------------------------------
Total return (%)                                            2.68        1.26 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                    0.64        0.37 4

  Gross operating expenses                                  0.68        0.69 4

  Net investment income                                     2.63        2.25 4

Portfolio turnover rate                                       55          18 3

Net assets, end of period ($ X 1,000,000)                     24          30

                                                         9/1/05-    12/16/04 1-
SELECT SHARES                                            8/31/06      8/31/05
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                      9.97       10.00
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.28        0.16
  Net realized and unrealized gains or losses              (0.01)      (0.03)
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.27        0.13

Less distributions:
  Dividends from net investment income                     (0.28)      (0.16)
                                                         -----------------------------------------------------------------
Net asset value at end of period                            9.96        9.97
                                                         -----------------------------------------------------------------
Total return (%)                                            2.73        1.31 3


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:

  Net operating expenses                                    0.49        0.28 4

  Gross operating expenses                                  0.53        0.54 4

  Net investment income                                     2.81        2.33 4

Portfolio turnover rate                                       55          18 3

Net assets, end of period ($ X 1,000,000)                    489         435

1 Commencement of operations.

2 Less than (0.01).

3 Not annualized.

4 Annualized.

8  Schwab Tax-Free YieldPlus Fund TM

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
Ticker Symbol:   Investor Shares: SWITX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short-and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

10  Schwab Short/Intermediate Tax-Free Bond Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to

12 Schwab Short/Intermediate Tax-Free Bond Fund TM underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       3.54    5.17    4.78    0.51    6.68    4.42    7.61    3.44    1.45    0.70

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 3.16% Q2 2002
WORST QUARTER: (1.85%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 9/30/06: 2.06%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                            1 year      5 years      10 years
------------------------------------------------------------------------------
FUND
  Before taxes                               0.70         3.50         3.81
  After tax on distributions                 0.70         3.50         3.81
  After tax on distributions and sale        1.43         3.45         3.78

LEHMAN BROTHERS
  THREE-YEAR MUNICIPAL
  BOND INDEX                                 0.87         3.70         4.17

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                 0.30
Distribution (12b-1) fees                                       None
Other expenses                                                  0.34
                                                              -------
Total annual operating expenses                                 0.64
                                                              -------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

       1 year                3 years                5 years                10 years
 --------------------------------------------------------------------------------
        $65                    $205                   $357                   $798

14  Schwab Short/Intermediate Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.50      10.69      10.59      10.63      10.42
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.30       0.29       0.29       0.30       0.35
  Net realized and unrealized gains or losses              (0.12)     (0.19)      0.10      (0.04)      0.20
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.18       0.10       0.39       0.26       0.55

Less distributions:
  Dividends from net investment income                     (0.30)     (0.29)     (0.29)     (0.30)     (0.34)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           10.38      10.50      10.69      10.59      10.63
                                                         -----------------------------------------------------------------
Total return (%)                                            1.79       0.94       3.74       2.50       5.37


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.64       0.63       0.63       0.60       0.49
  Gross operating expenses                                  0.65       0.63       0.63       0.63       0.70
  Net investment income                                     2.93       2.73       2.73       2.83       3.29
Portfolio turnover rate                                        8          8         19         11         28
Net assets, end of period ($ X 1,000,000)                    116        141        161        159        139

SCHWAB LONG-TERM TAX-FREE BOND FUND TM
Ticker Symbol:  Investor Shares:  SWNTX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL INCOME TAX, CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab Short/Intermediate Tax-Free Bond Fund(TM).

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER). The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal income tax, including the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers around the country and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. To the extent that the fund invests in municipal securities from a given state or geographic region, its share price and performance could be affected by local, state and regional factors, including erosion of the tax base and changes in the economic climate. National governmental actions, such as the elimination of tax-exempt status, also could affect performance. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a

18 Schwab Long-Term Tax-Free Bond Fund TM particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

20  Schwab Long-Term Tax-Free Bond Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       4.18    9.83    6.14   (7.31)  15.61    3.80   10.90    5.47    4.01    2.06

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 6.57% Q4 2000
WORST QUARTER: (3.27%) Q2 1999
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06: 3.00%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 2.06     5.21       5.31
  After tax on distributions   2.06     5.21       5.28
  After tax on distributions
    and sale                   2.71     5.09       5.20

LEHMAN BROTHERS GENERAL
  MUNICIPAL BOND INDEX         3.51     5.58       5.71

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.39
                                                                        -------
Total annual operating expenses                                           0.69
Less expense reduction                                                   (0.04)
                                                                        -------
NET OPERATING EXPENSES*                                                   0.65
                                                                        -------

* Schwab and the investment adviser have agreed to limit the fund's "net operating expenses" (excluding interest, taxes and certain non-routine expenses) to 0.65% through 11/14/07.

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The one-year figure is based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $66                  $217                 $380                 $855

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.25      11.33      11.04      11.05      10.87
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.44       0.45       0.45       0.45       0.49
  Net realized and unrealized gains or losses              (0.15)     (0.08)      0.29      (0.01)      0.17
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.29       0.37       0.74       0.44       0.66
Less distributions:
  Dividends from net investment income                     (0.44)     (0.45)     (0.45)     (0.45)     (0.48)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           11.10      11.25      11.33      11.04      11.05
                                                         -----------------------------------------------------------------
Total return (%)                                            2.70       3.29       6.77       4.01       6.24


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.65       0.65       0.65       0.62       0.49
  Gross operating expenses                                  0.69       0.66       0.66       0.65       0.74
  Net investment income                                     4.01       3.98       4.00       4.06       4.49
Portfolio turnover rate                                       23          1         10         22         25
Net assets, end of period ($ X 1,000,000)                     92         93         83         81         85

22  Schwab Long-Term Tax-Free Bond Fund TM

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM
Ticker Symbols:  Investor Shares: SWYKX Select Shares(R): SWYCX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME THAT IS EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX CONSISTENT WITH MINIMAL CHANGES IN SHARE PRICE.

INVESTMENT TECHNIQUES

Derivatives generally are investments whose value is based on one or more securities, rates or indices and can be effective risk management tools.

For example, the fund may buy and sell financial futures and swaps to help manage the effects of interest rate changes. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. A swap is a contract between the fund and another party to exchange a set of payments that the fund owns for a set of payments owned by the other party. Two kinds of swaps are index swaps and interest-rate swaps.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and the federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT.

The fund may invest in fixed-, variable- or floating-rate securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and maturity policies.

The fund's investment strategy is designed to offer higher yields than a California municipal money market fund while seeking minimal changes in share price. The fund is an ultra-short bond fund and is not a money market fund. The fund has a higher risk profile than a money market fund (please see the Principal risks section) and, unlike a money market fund, its share price fluctuates. As an ultra-short bond fund, the fund is not subject to the maturity, credit or diversification limitations of a money market fund and may invest in financial instruments that a money market fund may not purchase. For example, the fund may invest in bonds with effective or final maturities of any length and may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential.


The fund may invest in derivatives including, without limitation, futures, options, and swaps (including credit default swaps) which relate to fixed income securities, interest rates, and other assets and related indices. A derivative is a financial contract whose value depends upon or is derived from the value of an underlying asset, reference rate or index. The fund typically uses derivatives for risk management purposes and as a substitute for taking the position in an underlying asset. The fund also may use investment techniques such as short sales, reverse repurchase agreements and dollar rolls. Please see the Principal risks section for a description of these investments. In addition, the fund may seek to obtain market exposure to certain financial instruments by investing in a series of purchase and sale contracts.


The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and increase the likelihood of capital gains distributions.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, may not achieve its investment objective.

24  Schwab California Tax-Free YieldPlus Fund TM

PRINCIPAL RISKS

INVESTMENT RISK. The fund is not a money market fund or a bank deposit. Its shares are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund uses duration as a tool to help measure interest rate risk. Assuming a one year duration for the fund, a 2% increase in interest rates would result in approximately a 2% decrease in the fund's share price. This risk is greater when the fund holds bonds with longer maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.

STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

26  Schwab California Tax-Free YieldPlus Fund TM

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. In exchange for seeking minimal fluctuation in share price, the fund may offer lower long-term performance than stock investments or certain other bond investments.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of the index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       1.55

         05

BEST QUARTER: 0.62% Q3 2005
WORST QUARTER: 0.13% Q1 2005
YEAR-TO-DATE PERFORMANCE AS OF 9/30/06: 2.47%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                                          Since
                                                               1 year   inception
---------------------------------------------------------------------------------
FUND
INVESTOR SHARES
  Before taxes                                                  1.55      1.58 1
  After taxes on distributions                                  1.55      1.58 1
  After taxes on distributions and sale                         1.77      1.67 1

SELECT SHARES(R)
  Before taxes                                                  1.76      1.77 1

LEHMAN BROTHERS ONE-YEAR
  MUNICIPAL BOND INDEX                                          1.49      1.43 2

1 Inception: 12/16/04.
2 Inception: 12/16/06.

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the total return for each share class.

FEE TABLE (%)

                                                              INVESTOR   SELECT
SHAREHOLDER FEES                                               SHARES   SHARES(R)
--------------------------------------------------------------------------------
                                                                None      None

ANNUAL OPERATING EXPENSES (% of average assets)
--------------------------------------------------------------------------------
Management fees                                                 0.33      0.33
Distribution (12b-1) fees                                       None      None
Other expenses                                                  0.28      0.13
                                                              -----------------
Total annual operating expenses                                 0.61      0.46
                                                              -----------------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

                          1 year        3 years        5 years        10 years
--------------------------------------------------------------------------------
INVESTOR SHARES            $62            $195           $340           $762
SELECT SHARES              $47            $148           $258           $579

28  Schwab California Tax-Free YieldPlus Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for its period of operations. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                            9/1/05-    12/16/04 1-
INVESTOR SHARES                             8/31/06      8/31/05
PER SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         9.95       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.26        0.15

  Net realized and unrealized gains or
    losses                                     0.03       (0.05)
                                            -----------------------------------------------------------------
  Total income from investment operations      0.29        0.10

Less distributions:
  Dividends from net investment income        (0.26)      (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.98        9.95
                                            -----------------------------------------------------------------
Total return (%)                               2.90        0.98 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.61        0.40 3
  Gross operating expenses                     0.62        0.66 3
  Net investment income                        2.53        2.12 3

Portfolio turnover rate                          70          52 2

Net assets, end of period ($ X 1,000,000)        15          19

                                            9/1/05-    12/16/04 1-
SELECT SHARES                               8/31/06      8/31/05
PER SHARE DATA ($)
-------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period         9.95       10.00
                                            -----------------------------------------------------------------

Income from investment operations:
  Net investment income                        0.27        0.15
  Net realized and unrealized gains or
    losses                                     0.03       (0.05)
                                            -----------------------------------------------------------------
  Total income from investment operations      0.30        0.10

Less distributions:
  Dividends from net investment income        (0.27)      (0.15)
                                            -----------------------------------------------------------------
Net asset value at end of period               9.98        9.95
                                            -----------------------------------------------------------------
Total return (%)                               3.06        1.03 2

RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                       0.46        0.28 3
  Gross operating expenses                     0.46        0.51 3
  Net investment income                        2.74        2.21 3
Portfolio turnover rate                          70          52 2
Net assets, end of period ($ X 1,000,000)       768         516

1 Commencement of operations.

2 Not annualized.

3 Annualized.

SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
Ticker Symbol:  Investor Shares: SWCSX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

SHORTER MATURITIES

As a bond approaches maturity, its market value typically moves closer to its par value (the amount of the bond's principal value, which a bondholder receives when the bond matures).

Investing in short- and intermediate-term bonds is a common strategy for reducing price volatility and other risks. In exchange for these lower risks, short-and intermediate-term bonds typically (though not always) offer lower yields than longer term bonds.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. To help preserve investors' capital, the fund seeks to keep the average maturity of its portfolio between two and five years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of credit-worthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds

(sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's short-to-intermediate maturity is designed to reduce this risk, but will not eliminate it.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.

STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as

32 Schwab California Short/Intermediate Tax-Free Bond Fund TM credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters may also amplify the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

34  Schwab California Short/Intermediate Tax-Free Bond Fund TM

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested.

The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes
- may not reflect your actual after-tax performance
- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31



[BAR CHART]

       3.90    5.19    4.83    0.66    7.25    4.90    6.12    3.01    1.96    0.77

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 3.08% Q3 2002
WORST QUARTER: (1.42%) Q2 2004
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06: 2.21%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                              1 year   5 years   10 years
---------------------------------------------------------
FUND
  Before taxes                 0.77     3.34       3.84
  After tax on distributions   0.77     3.33       3.82
  After tax on distributions
    and sale                   1.61     3.33       3.81

LEHMAN BROTHERS THREE-YEAR
  MUNICIPAL BOND INDEX         0.87     3.70       4.17

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.32
                                                                        -------
Total annual operating expenses                                           0.62
                                                                        -------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $63                  $199                 $346                 $774

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     10.43      10.63      10.57      10.66      10.51
                                                         -----------------------------------------------------------------
Income from investment operations:
  Net investment income                                     0.34       0.33       0.31       0.32       0.34
  Net realized and unrealized gains or losses              (0.15)     (0.20)      0.06      (0.09)      0.15
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.19       0.13       0.37       0.23       0.49
Less distributions:
  Dividends from net investment income                     (0.34)     (0.33)     (0.31)     (0.32)     (0.34)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           10.28      10.43      10.63      10.57      10.66
                                                         -----------------------------------------------------------------
Total return (%)                                            1.85       1.21       3.59       2.15       4.66


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
  Net operating expenses                                    0.62       0.61       0.61       0.58       0.49
  Gross operating expenses                                  0.62       0.61       0.61       0.60       0.66
  Net investment income                                     3.28       3.10       2.97       2.96       3.29
Portfolio turnover rate                                        6          6         17         11         17
Net assets, end of period ($ X 1,000,000)                    110        136        164        174        184

36  Schwab California Short/Intermediate Tax-Free Bond Fund TM

SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM
Ticker symbol:   Investor Shares: SWCAX

--------------------------------------------------------------------------------
THE FUND SEEKS HIGH CURRENT INCOME EXEMPT FROM FEDERAL AND CALIFORNIA PERSONAL INCOME TAX THAT IS CONSISTENT WITH CAPITAL PRESERVATION.

MATURITY AND YIELD

Bond yields typically are higher the longer the bond's maturity. By investing in longer term bonds, the fund seeks to earn higher yields over time than the Schwab California Short/Intermediate Tax-Free Bond Fund TM.

Maintaining a longer average maturity does carry certain risks, and investors should expect this fund's share price to fluctuate more than that of the Schwab California Short/Intermediate Tax-Free Bond Fund.
--------------------------------------------------------------------------------


STRATEGY

TO PURSUE ITS GOAL, THE FUND PRIMARILY INVESTS IN INVESTMENT-GRADE MUNICIPAL SECURITIES--THOSE IN THE FOUR HIGHEST CREDIT RATING CATEGORIES (RATED AAA TO BBB- OR THE UNRATED EQUIVALENT AS DETERMINED BY THE INVESTMENT ADVISER) FROM CALIFORNIA ISSUERS. The fund normally invests at least 80% of its net assets in municipal securities the interest from which is exempt from federal and California personal income tax and federal alternative minimum tax (AMT). The fund does not currently intend to invest in municipal securities whose interest is subject to the AMT. The fund seeks to maintain an average maturity in its portfolio of at least ten years.

The fund may invest in securities from municipal issuers in California and in U.S. territories and possessions. These may include general obligation issues, which typically are backed by the issuer's ability to levy taxes, and revenue issues, which typically are backed by a stream of revenue from a given source, such as an electric utility or a public water system. The fund may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities and may also invest in municipal notes. The fund may also invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Many of the fund's securities carry credit enhancements (such as bond insurance) or liquidity enhancements (such as a letter of credit), which are designed to provide incremental levels of creditworthiness or liquidity.

In choosing securities, the fund's manager seeks to maximize current income within the limits of the fund's credit and average maturity standards. The investment adviser's credit research department analyzes and monitors the securities that the fund owns or is considering buying. The fund may invest up to 15% of its assets in below investment grade bonds (sometimes called junk bonds) that are rated at least B by at least one nationally recognized statistical rating organization or are the unrated equivalent as determined by the investment adviser. If a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential. The manager also may use investment techniques, such as short sales, futures contracts and other derivatives, in seeking to enhance yield, preserve capital, reduce bond price fluctuations and otherwise manage investment risk. A financial future is a contract to buy or sell a specific financial instrument at a specified price at a specific future time. Such financial instruments include treasury securities, and other debt obligations, the prices of which fluctuate with changes in interest rates. The manager may adjust the fund's holdings or its average maturity based on actual or anticipated changes in interest rates or credit quality.

During unusual market conditions, the fund may invest entirely in taxable securities and municipal securities whose interest is subject to the AMT as a temporary defensive measure. When the fund engages in such activities, the fund would not be pursuing its investment strategy and, as a result, it may not achieve its investment objective.

38  Schwab California Long-Term Tax-Free Bond Fund TM

PRINCIPAL RISKS

MARKET RISK. Bond markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

INTEREST RATE RISK. The fund is subject to the risk that interest rates rise and fall over time. As with any investment whose yield reflects current interest rates, the fund's yield will change over time. During periods when interest rates are low, the fund's yield (and total return) also may be low. When interest rates rise, bond prices usually fall which could cause the fund's share price to fall. The fund's comparatively long maturity will tend to make it more sensitive to this risk than funds with shorter average maturities.

MUNICIPAL SECURITIES RISK. The fund primarily invests in municipal securities whose interest, in the opinion of the securities' counsel, is exempt from federal income tax and from the AMT. Neither the investment adviser nor the fund guarantees that this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion. If certain types of investments the fund buys as tax-exempt are later ruled to be taxable, a portion of the fund's income could be taxable. The fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in municipal securities financing similar projects. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, may affect similar projects and the overall municipal securities market. National governmental actions, such as the elimination of tax-exempt status, also could affect fund performance.

STATE-SPECIFIC RISK. Because the fund primarily invests in a portfolio of California municipal securities, the fund is more susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. California has a diverse economic base that supports it creditworthiness but also makes the state vulnerable to challenges stemming from many sources including economic trends, legislative and legal actions as well as shifts in political views. The possibility exists that a natural disaster, including an earthquake, could create a major dislocation of the California economy and significantly affect the ability of state and local governments to raise money to pay principal and interest on their municipal securities.

CREDIT RISK. The fund is subject to the risk that a decline in the credit quality of a portfolio investment could cause the fund's share price to fall. Although the fund invests primarily in investment-grade securities, the fund could lose money if the issuer or guarantor of a portfolio investment fails to make timely principal or interest payments or otherwise honor its obligations. Securities rated below investment-grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment-grade securities. Below investment-grade securities involve greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment-grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the securities.

DERIVATIVES RISK. The fund may use derivatives to enhance returns or hedge against market declines. Example of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. A credit default swap is an agreement in which the seller agrees to make a payment to the buyer in the event of a specified credit event in exchange for a fixed payment or series of fixed payments.

The fund's use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as credit risk, leverage risk, market risk and management risk, are discussed elsewhere in this section. The fund's use of derivatives is also subject to liquidity risk, lack of availability risk, valuation risk, correlation risk and tax risk. Liquidity risk is the risk that the fund may not be able to purchase or liquidate a particular derivative at an advantageous time or place. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gain. These risks could cause the fund to lose more than the principal amount invested.

MUNICIPAL RESIDUAL INTEREST TENDER OPTION BONDS RISK. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security (inverse floaters). An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal bond because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term interest rates may, however, alter this tendency. The fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which is discussed below.

LEVERAGE RISK. Certain fund transactions, such as derivatives, short sales and inverse floaters, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund's portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

SHORT SALES RISK. Short sales are transactions in which the fund sells a security it does not own. To complete a short sale, the fund must borrow the security to deliver to the buyer. The fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the fund and the fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

PREPAYMENT AND EXTENSION RISK. The fund's investments are subject to the risk that the securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower-than-market rates of interest, which could hurt the fund's yield or share price. In addition, rising interest rates tend to extend the duration of certain fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the fund may exhibit additional volatility. This is known as extension risk. When interest rates decline, borrowers may pay off their fixed income securities sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates. This is known as prepayment risk.

NON-DIVERSIFICATION RISK. Because the fund is non-diversified, it may divide its assets among fewer issuers than a diversified fund. This means that the fund could increase its exposure to the risks of a given issuer.

MANAGEMENT RISK. The fund is an actively managed mutual fund. Any actively managed mutual fund is subject to the risk that its investment adviser will make poor security selections. The fund's investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results. In addition, the investment adviser's maturity and

40 Schwab California Long-Term Tax-Free Bond Fund TM duration decisions also will affect the fund's performance. To the extent that the investment adviser anticipates interest rate trends imprecisely, the fund could also miss yield opportunities or its share price could fall.

INVESTMENT STYLE RISK. The fund is not designed to offer substantial capital appreciation. In exchange for its goal of capital preservation, the fund may offer lower long-term performance than stock investments or certain other types of bond investments. The fund's emphasis on quality and preservation of capital also could cause it to underperform certain other types of bond investments, particularly those that take greater maturity and credit risks. At the same time, some of the fund's investments may have greater risks than securities in taxable bond funds.

TAXABLE INVESTMENTS. The fund may invest a portion of its assets in securities that generate income that is not exempt from federal and California state income tax and, in addition, with respect to any temporary defensive investments by the fund, in securities whose interest is subject to the AMT. These investments could generate taxable income for shareholders.

PERFORMANCE

The information below shows fund returns before and after taxes, and compares fund performance (which varies over time) to that of an index. The index is unmanaged and does not include expenses or taxes. All figures assume distributions were reinvested. The after-tax figures:

- reflect the highest individual federal marginal income tax rate that applied during the period, but assume no state or local taxes

- may not reflect your actual after-tax performance

- may not be relevant to shares in an IRA, 401(k) or other tax-advantaged retirement account

Keep in mind that future performance (both before and after taxes) may differ from past performance.

ANNUAL TOTAL RETURNS (%) as of 12/31

       4.33   10.04    6.43   (6.14)  15.22    4.92    8.17    4.64    5.03    3.29

        96      97      98      99      00      01      02      03      04      05

BEST QUARTER: 5.79% Q3 2002
WORST QUARTER: (2.70%) Q4 1999
YEAR-TO-DATE PERFORMANCE AS OF 09/30/06: 3.28%

AVERAGE ANNUAL TOTAL RETURNS (%) as of 12/31/05

                                                               1 year   5 years   10 years
------------------------------------------------------------------------------------------
FUND
  Before taxes                                                  3.29     5.21       5.47
  After tax on distributions                                    3.27     5.19       5.46
  After tax on distributions and sale                           3.64     5.11       5.39

LEHMAN BROTHERS GENERAL MUNICIPAL BOND INDEX                    3.51     5.58       5.71

FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in the fund's total return.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
Management fees                                                           0.30
Distribution (12b-1) fees                                                 None
Other expenses                                                            0.30
                                                                        -------
Total annual operating expenses                                           0.60
                                                                        -------

EXAMPLE

Designed to help you compare expenses, the example below uses the same assumptions as other mutual fund prospectuses: a $10,000 investment, a 5% return each year and that the fund's operating expenses remain the same. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

EXPENSES ON A $10,000 INVESTMENT

      1 year              3 years              5 years              10 years
 --------------------------------------------------------------------------------
       $61                  $192                 $335                 $750

42  Schwab California Long-Term Tax-Free Bond Fund TM

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's financial history for the past five years. Certain information reflects financial results for a single fund share. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent registered public accounting firm, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

                                                         9/1/05-    9/1/04-    9/1/03-    9/1/02-    9/1/01-
                                                         8/31/06    8/31/05    8/31/04    8/31/03    8/31/02
PER-SHARE DATA ($)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                     11.84      11.78      11.45      11.69      11.63
                                                         -----------------------------------------------------------------

Income from investment operations:
  Net investment income                                     0.49       0.51       0.50       0.49       0.53
  Net realized and unrealized gains or losses              (0.17)      0.10       0.33      (0.24)      0.05
                                                         -----------------------------------------------------------------
  Total income from investment operations                   0.32       0.61       0.83       0.25       0.58

Less distributions:
  Dividends from net investment income                     (0.49)     (0.50)     (0.50)     (0.49)     (0.52)
  Distributions from net realized gains                    (0.01)     (0.05)        --         --         --
                                                         -----------------------------------------------------------------
  Total distributions                                      (0.50)     (0.55)     (0.50)     (0.49)     (0.52)
                                                         -----------------------------------------------------------------
Net asset value at end of period                           11.66      11.84      11.78      11.45      11.69
                                                         -----------------------------------------------------------------
Total return (%)                                            2.78       5.24       7.36       2.14       5.14


RATIOS/SUPPLEMENTAL DATA (%)
--------------------------------------------------------------------------------------------------------------------------

Ratios to average net assets:
  Net operating expenses                                    0.60       0.61       0.61       0.58       0.49
  Gross operating expenses                                  0.60       0.61       0.61       0.60       0.64
  Net investment income                                     4.19       4.27       4.30       4.16       4.58

Portfolio turnover rate                                       19          8         15         29         34

Net assets, end of period ($ X 1,000,000)                    205        199        180        194        238

                  FUND MANAGEMENT

The funds' investment adviser, Charles Schwab Investment Management, Inc.,
(CSIM), has more than $171 billion under management.

                  The investment adviser for the funds is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the Schwab Funds(R) and Laudus Funds. The firm manages assets for more than 5.6 million accounts. (All figures on this page are as of 8/31/06.)

                  As the investment adviser, the firm oversees the asset management and administration of the funds. As compensation for these services, the firm receives a management fee from each fund. For the 12 months ended 8/31/06, these fees were 0.29% for the Schwab Short/Intermediate Tax-Free Bond Fund TM, 0.26% for the Schwab Long-Term Tax-Free Bond Fund TM, 0.30% for the Schwab California Short/Intermediate Tax-Free Bond Fund TM, 0.30% for the Schwab California Long-Term Tax-Free Bond Fund TM, 0.31% for the Schwab Tax-Free YieldPlus Fund TM and 0.33% for the Schwab California Tax-Free YieldPlus
                  Fund TM. These figures, which are expressed as a percentage of each fund's average daily net assets, represent the actual amounts paid, including the effects of reductions.

                  A discussion regarding the basis for the Board of Trustees' approval of the funds' investment advisory agreement is available in the funds' August 31, 2006 annual report, which covers the period September 1, 2005 through August 31, 2006.

                  JOANNE LARKIN, a vice president and senior portfolio manager of the investment adviser, has had overall responsibility for the management of each fund since inception. Prior to joining the firm in February 1992, she worked for more than eight years in research and asset management at another firm.

                  KIMON DAIFOTIS, CFA, a senior vice president and chief investment officer of fixed income of the investment adviser, co-manages the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM. He joined the firm in September 1997 and has worked in fixed-income asset management and research since 1982.

                  Additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each fund is available in the Statement of Additional Information.

                  INVESTING IN THE FUNDS

                  On the following pages, you will find information on buying, selling and exchanging shares. You may invest in the fund through an intermediary by placing orders through your brokerage account at Charles Schwab & Co., Inc. (Schwab account) or an account with another broker/dealer, investment adviser, 401(k) plan, employee benefit plan, administrator, bank, or other financial intermediary (intermediary) that is authorized to accept orders on behalf of the funds (intermediary orders). You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.

PLACING ORDERS THROUGH YOUR INTERMEDIARY

INVESTMENT MINIMUMS

CHOOSE A FUND AND SHARE CLASS (IF APPLICABLE), then decide how much you want to invest. Your choice may depend on the amount of your investment. The minimums shown below are for each fund and share class (if applicable). With respect to those funds that offer two share classes, the Select Shares have lower expenses than the Investor Shares. You may convert your Investor Shares into Select Shares at any time if your account balance in the fund is at least $50,000. As discussed below, you must contact Schwab or your other intermediary to request an interclass exchange of your Investor Shares for Select Shares--conversion is not automatic. If you no longer meet the minimum balance requirement for Select Shares, the funds reserve the right to redeem your shares. Select Shares may not be available through intermediaries other than Charles Schwab & Co., Inc.

                          MINIMUM INITIAL           MINIMUM
SHARE CLASS               INVESTMENT                BALANCE
----------------------------------------------------------------------------

INVESTOR SHARES           $2,500 ($1,000 for        NONE
                          educational and
                          custodial accounts)

SELECT SHARES(R)          $50,000                   $40,000

The Schwab Short/Intermediate Tax-Free Bond FundTM, Schwab Long-Term Tax-Free Bond FundTM, Schwab California Short/Intermediate Tax-Free Bond FundTM and Schwab California Long-Term Tax-Free Bond FundTM only offer Investor Shares. Certain investment managers, including CSIM and managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements.

DISTRIBUTION OPTIONS

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                   FEATURES
-----------------------------------------------------------------------
REINVESTMENT             All dividends and capital gain distributions
                         are invested automatically in shares of your
                         fund or share class, as applicable.


CASH/REINVESTMENT MIX    You receive payment for dividends, while any
                         capital gain distributions are invested in
                         shares of your fund or share class, as
                         applicable.


CASH You receive payment for all dividends and capital gain distributions.

METHODS FOR PLACING ORDERS THROUGH YOUR INTERMEDIARY

To place intermediary orders to purchase, redeem or exchange shares of the funds, you must have a Schwab account or an account with another intermediary. Please contact your intermediary to learn how to place orders.

46  Investing in the funds

When you place intermediary orders, you are not placing your orders directly with the funds, and you must follow Schwab's or the other intermediary's transaction procedures. Your intermediary may impose different or additional conditions than the funds on purchases, redemptions and exchanges of fund shares. These differences may include initial, subsequent and maintenance investment requirements, exchange policies, fund choices, cut-off times for investment and trading restrictions. For example, Schwab's minimum additional investment through an automatic investment plan is $100, even though the funds' minimum additional investment is $1. Your intermediary may independently establish and charge its customers transaction fees, account fees and other fees in addition to the fees charged by the funds. These additional fees may vary over time and would increase the cost of your investment and lower investment returns. You should consult your intermediary directly for information regarding these conditions and fees. The funds are not responsible for the failure of your intermediary to carry out its responsibilities.


Schwab, the investment adviser and their affiliates may pay certain intermediaries or their third party administrators for performing shareholder, recordkeeping, administrative, accounting, transfer agency or other services for their customers. In addition, Schwab, the investment adviser and their affiliates may pay certain intermediaries for providing distribution, marketing, promotional or other related services. The payments described by this paragraph may be substantial but are paid by Schwab, the investment adviser and their affiliates, not by the fund or its shareholders.


BUYING SHARES

To purchase shares of the fund you must place your intermediary orders through your Schwab account or through an account at another intermediary. You may not place intermediary orders to purchase shares directly with the funds.

SELLING AND EXCHANGING SHARES

To redeem or exchange shares held in your Schwab account or in your account at another intermediary, you must place your intermediary orders with the intermediary that holds your shares. You may not place intermediary orders to redeem or exchange shares directly with the funds.


When selling or exchanging shares, you should be aware of the following fund policies:

The funds may take up to seven days to pay sale proceeds.

The funds reserve the right to honor redemptions in liquid portfolio securities instead of cash when your redemptions over a 90-day period exceed $250,000 or 1% of a fund's assets, whichever is less. You may incur transaction expenses in converting these securities to cash.

Exchange orders are limited to other Schwab Funds(R) that are not Sweep Investments(R) and must meet the minimum investment and other requirements for the fund and share class into which you are exchanging.

You must obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

48  Investing in the funds

--------------------------------------------------------------------------------
THE FUNDS RESERVE CERTAIN RIGHTS, INCLUDING THE FOLLOWING:

- To automatically redeem your shares upon 60 days' written notice if the value of your investment in a fund falls below the stated minimum balance requirement for the fund or share class, as applicable.
- To materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.
- To change or waive a fund's or share class' investment minimums.
- To suspend the right to sell shares back to a fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC.
- To withdraw or suspend any part of the offering made by this prospectus.
--------------------------------------------------------------------------------


TRANSACTION POLICIES

THE FUNDS ARE OPEN FOR BUSINESS EACH DAY THAT THE NYSE IS OPEN. A fund calculates its share price or the share price for each of its share classes, as applicable, each business day as of the close of the NYSE (generally 4 p.m. Eastern time). A fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order on or prior to the close of a fund (generally 4 p.m. Eastern time) will be executed at the next share price calculated that day.

If you place an order through your Schwab account or through your account at another intermediary, please consult with that intermediary to determine when your order will be executed. Generally, you will receive the share price next calculated after a fund received your order from your intermediary. However, some intermediaries, such as Schwab, may arrange with a fund for you to receive the share price next calculated after your intermediary has received your order. Some intermediaries may require that they receive orders prior to a specified cut-off time.

Orders to buy shares that are accepted prior to the close of a fund on a given day generally will receive the next business day's dividend. Orders to sell or exchange share that are accepted and executed prior to the close of a fund on a given day generally will receive that day's dividend.

In valuing their securities, the funds use market quotes if they are readily available. In cases where quotes are not readily available, or the adviser deems them to be unreliable, a fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

When valuing fixed income securities with remaining maturities of more than 60 days, the funds use the value of the security provided by pricing services. The pricing services may value fixed income securities at an evaluated price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. When valuing fixed income securities with remaining maturities of 60 days or less, a fund may use the security's amortized cost, which approximates the security's market value.

THE FUNDS RESERVE CERTAIN RIGHTS REGARDING TRANSACTION POLICIES, AS DETAILED AT RIGHT.

POLICY REGARDING SHORT-TERM OR EXCESSIVE TRADING. Each fund is intended for long-term investment and not for short-term or excessive trading (collectively "market timing"). Market timing may adversely impact a fund's performance by disrupting the efficient management of the fund, increasing fund transaction costs and taxes, causing the fund to maintain higher cash balances, and diluting the value of the fund's shares.

Each fund's Board of Trustees has adopted polices and procedures that are designed to reduce the risk of market timing by fund shareholders. Except as discussed herein, each fund seeks to deter market timing through several methods. These methods may include: trade activity monitoring (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus
Fund) and fair value pricing. Although these methods are designed to discourage market timing, there can be no guarantee that the fund will be able to identify and restrict investors that engage in such activities. In addition, these methods are inherently subjective and involve judgment in their application. Each fund and its service providers seek to make these judgments and applications uniformly and in a manner that they believe is consistent with interests of the fund's long-term shareholders. Each fund may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

TRADE ACTIVITY MONITORING. The Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund are ultra-short bond funds that seek a high degree a share price stability. As a result of the minimal fluctuations in each fund's share price, the Funds are less vulnerable to market timing strategies than other types of fixed income or equity mutual funds. Accordingly, the funds currently do not monitor or limit shareholder purchases and redemptions of fund shares. However, the funds' policies and procedures do provide the funds with the right to reject any purchase or exchange orders by any investor for any reason, including orders which appear to be associated with market timing activities.

Each fund (except for the Schwab Tax-Free YieldPlus Fund and the Schwab California Tax-Free YieldPlus Fund), through its service providers, maintains trade activity monitoring procedures with respect to the purchase, sale and exchange of fund shares. This process involves reviewing transactions that exceed certain monetary thresholds within specified time intervals. Trading activity identified by these factors, or from other information then available (such as the actual trading pattern or dollar amount of the transactions), will be evaluated to determine whether such activity is detrimental to a fund.

If, as a result of this trade activity monitoring, a fund believes that a shareholder has engaged in market timing, it may, in its sole discretion, request the shareholder to stop such market timing activities or refuse to process purchases or exchanges in the shareholder's account. A fund specifically reserves the right to reject any purchase or exchange orders by any investor or group of investors indefinitely for any reason. Transactions placed in contravention of a fund's market timing policies are not necessarily deemed accepted by the fund and may be canceled or revoked by the fund on the next business day following receipt by the fund.

Fund shares may be held through 401(k) and other group retirement plans and other omnibus arrangements maintained by other intermediaries. Omnibus accounts allow intermediaries to aggregate their customers' investments in one account and to purchase, redeem and exchange fund

50  Investing in the funds
shares without the identity of a particular customer being known to a fund. A number of these intermediaries may not have the capability or may not be willing to apply the funds' market timing policies. As a result, a fund cannot assure that its policies will be enforced with regard to fund shares held through such omnibus arrangements. While each fund may monitor share turnover at the omnibus account level, a fund's ability to monitor and detect market timing by particular shareholders in these omnibus accounts is limited, and, therefore, the fund may not be able to determine whether trading by these shareholders is contrary to the fund's market timing policies.

FAIR VALUE PRICING. The Board of Trustees has adopted procedures to fair value each fund's securities when market prices are not "readily available" or are unreliable. For example, a fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security's primary pricing source is unable or unwilling to provide a price; when a security's primary trading market is closed during regular market hours; or when a security's value is materially affected by events occurring after the close of the security's primary trading market.

By fair valuing securities whose prices may have been affected by events occurring after the close of trading, each fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter "arbitrage" market timers, who seek to exploit delays between the change in the value of a fund's portfolio holdings and the net asset value of the fund's shares, and seeks to ensure that the prices at which the fund's shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

Each fund makes fair value determinations in good faith in accordance with the fund's valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security.

PORTFOLIO HOLDINGS INFORMATION. A description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is available in the funds' Statement of Additional Information.

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE FUNDS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Each fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. Each fund declares a dividend every business day, based on its determination of its net investment income. Each fund pays its dividends on the last business day of every month. The funds expect to pay any capital gain distributions in December of every year to all shareholders of record. During the fourth quarter of the year, typically in early November, an estimate of each fund's capital gain distribution, if any, may be made available on the fund's website: www.schwab.com/schwabfunds.

THE FUNDS' DISTRIBUTIONS MAY HAVE TAX CONSEQUENCES. Typically, dividends of the Schwab Tax-Free YieldPlus Fund TM, Schwab Short/Intermediate Tax-Free Bond
Fund TM and Schwab Long-Term Tax-Free Bond Fund TM are exempt from federal income tax, but are subject to state and local income taxes. A portion of each of these funds' dividends may be exempt from state or local income taxes, depending on the extent to which a fund invests in bonds that are tax-exempt in your state. Dividends from the Schwab California Tax-Free YieldPlus Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM and Schwab California Long-Term Tax-Free Bond Fund TM typically are exempt from federal and California personal income taxes. To the extent the funds invest in securities subject to the AMT, shareholders who are subject to the AMT may have to pay this tax on some or all dividends received from a fund. Each fund's capital gain distributions, if any, generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash. Each fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax.

GENERALLY, ANY SALE OR EXCHANGE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less, long-term if you held the shares longer.

FOR TAX PURPOSES, AN EXCHANGE BETWEEN SCHWAB FUNDS IS DIFFERENT FROM AN EXCHANGE BETWEEN SHARE CLASSES. An exchange between Schwab Funds(R) is considered a taxable sale. An exchange between classes within a fund is not reported as a taxable sale.

AT THE BEGINNING OF EVERY YEAR, THE FUNDS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS A FUND PAID

52  Investing in the funds

DURING THE PREVIOUS CALENDAR YEAR, INCLUDING A BREAKDOWN OF THE FUND'S INCOME FROM EACH STATE. Schwab customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

NOTES

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, as well as the funds' annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Tax-Free Bond Funds                811-6200




   REG14272FLT-09

SCHWAB TAX-FREE BOND FUNDS

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, as well as the funds' annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Tax-Free Bond Funds                811-6200




   REG14272FLD-09

SCHWAB TAX-FREE BOND FUNDS

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

   TO LEARN MORE

   This prospectus contains important information on the funds and should be read and kept for reference. You also can obtain more information from the following sources.

   ANNUAL AND SEMI-ANNUAL REPORTS, which are mailed to current fund investors, contain more information about the funds' holdings and detailed financial information about the funds. Annual reports also contain information from the Funds' managers about strategies, recent market conditions and trends and their impact on fund performance.

   The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

   For a free copy of any of these documents or to request other information or ask questions about the funds, call Schwab Funds(R) at 1-800-435-4000. In addition, you may visit Schwab Funds' web site at www.schwab.com/schwabfunds to obtain a free copy of a prospectus, SAI, or an annual or semi-annual report.

   The SAI, as well as the funds' annual and semi-annual reports, and other related materials are available from the EDGAR Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.



   SEC FILE NUMBER

    Schwab Tax-Free Bond Funds                811-6200





SCHWAB TAX-FREE BOND FUNDS

PROSPECTUS
November 15, 2006

                                                           [CHARLES SCHWAB LOGO]

[CHARLES SCHWAB LOGO]

REG14272WRAP-09

   You could have received this document via email.
   Save paper. Sign up for electronic delivery at www.schwab.com/edelivery.

                       STATEMENT OF ADDITIONAL INFORMATION

                               SCHWAB INVESTMENTS

SCHWAB SHORT-TERM BOND MARKET              SCHWAB CALIFORNIA LONG-TERM TAX-FREE
FUND TM                                    BOND FUND TM
SCHWAB TOTAL BOND MARKET FUND TM           SCHWAB YIELDPLUS FUND(R)
SCHWAB SHORT/INTERMEDIATE TAX-FREE         SCHWAB GNMA FUND TM
BOND FUND TM                               SCHWAB TAX-FREE YIELDPLUS FUND TM
SCHWAB LONG-TERM TAX-FREE BOND             SCHWAB CALIFORNIA TAX-FREE YIELDPLUS
FUND TM                                    FUND TM
SCHWAB CALIFORNIA SHORT/INTERMEDIATE       SCHWAB INFLATION PROTECTED FUND
TAX-FREE BOND FUND TM

                                NOVEMBER 15, 2006

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the funds' prospectuses dated November 15, 2006 (as amended from time to time).

To obtain a free copy of the prospectuses, please contact Schwab Funds(R) at 1-800-435-4000, day or night, or write to the funds at P.O. Box 3812, Englewood, CO 80155-3812. For TDD service call 1-800-345-2550, day or night. The prospectuses also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

Each fund is a series of Schwab Investments (the Trust). The Trust, The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios are collectively referred to as the "Schwab Funds".

The funds' audited financial statements from the funds' annual reports for the fiscal year ended August 31, 2006, are incorporated by reference into this SAI. A copy of a fund's 2006 annual report is delivered with the SAI.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND
LIMITATIONS................................................................... 2
MANAGEMENT OF THE FUNDS.......................................................43
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...........................55
INVESTMENT ADVISORY AND OTHER SERVICES........................................55
BROKERAGE ALLOCATION AND OTHER PRACTICES......................................62
DESCRIPTION OF THE TRUST......................................................67
PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS
AND PRICING OF SHARES.........................................................68
TAXATION......................................................................71
APPENDIX -- RATINGS OF INVESTMENT SECURITIES..................................76
APPENDIX -- DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES.................80

      INVESTMENT OBJECTIVES, STRATEGIES, SECURITIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM

Each fund's investment objective is to attempt to provide a high level of current income consistent with preservation of capital by seeking to track the investment results of a particular bond index through the use of an indexing strategy.

The indices are the Lehman Brothers Mutual Fund Short (1-5 Year) U.S. Government/Credit Index (the Short-Term Index) for the Schwab Short-Term Bond Market Fund and the Lehman Brothers U.S. Aggregate Bond Index (the U.S. Aggregate Bond Index) for the Schwab Total Bond Market Fund.

The Short-Term Index is a market-capitalization weighted index of investment-grade debt securities with maturities between one and five years. The U.S. Aggregate Bond Index is a market-capitalization weighted index of investment-grade debt securities with maturities of greater than one year.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB LONG-TERM TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM
SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM
SCHWAB TAX-FREE YIELDPLUS FUND TM
SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM

Schwab Short/Intermediate Tax-Free Bond Fund's and Schwab Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income tax, consistent with preservation of capital.

Schwab California Short/Intermediate Tax-Free Bond Fund's and Schwab California Long-Term Tax-Free Bond Fund's investment objective is to seek a high level of current income that is exempt from federal income and State of California personal income taxes, consistent with preservation of capital.

Schwab Tax-Free YieldPlus Fund TM's investment objective is to seek high current income that is exempt from federal income tax consistent with minimal changes in share price.

Schwab California Tax-Free YieldPlus Fund TM's investment objective is to seek high current income that is exempt from federal and California personal income tax consistent with minimal changes in share price.

These funds are not suitable for investors who would not benefit from the tax-exempt character of each fund's investments, such as holders of IRAs, qualified retirement plans or other tax-exempt entities.

SCHWAB YIELDPLUS FUND(R)

The fund's investment objective is to seek high current income with minimal changes in share price.

SCHWAB GNMA FUND TM

The fund's investment objective is to seek high current income consistent with preservation of capital.

SCHWAB INFLATION PROTECTED FUND TM

The fund seeks to provide total return and inflation protection.


                         CHANGE OF INVESTMENT OBJECTIVE

Each fund's investment objective may be changed by vote of a majority of its outstanding voting shares. A majority vote of outstanding securities of a fund means the vote, at an annual or a special meeting of shareholders of a fund where (a) of 67% or more of the voting securities present at the meeting, if the shareholders of more than 50% of the outstanding securities of a fund are present or represented by proxy, or (b) of more than 50% of the outstanding voting securities of a fund, whichever is less.

There is no guarantee that a fund will achieve its investment objective.

                CHANGE TO 80% INVESTMENT POLICY OF CERTAIN FUNDS

The Schwab Short-Term Bond Market Fund TM, Schwab Total Bond Market Fund TM (collectively the "Bond Funds") will each, under normal circumstances, invest at least 80% of its net assets in debt instruments of varying maturities. Each fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

Schwab GNMA Fund will, under normal circumstances, invest at least 80% of its net assets in securities issued by GNMA. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

Schwab Inflation Protected Fund will, under normal circumstances, invest at least 80% of its net assets in inflation protected fixed income securities. The fund will notify its shareholders at least 60 days before changing this policy. For purposes of this policy, net assets mean net assets plus the amount of any borrowings for investment purposes.

The Schwab Short/Intermediate Tax-Free Bond Fund TM, Schwab Long-Term Tax-Free Bond Fund TM, Schwab California Short/Intermediate Tax-Free Bond Fund TM, Schwab California Long-Term Tax-Free Bond Fund TM, Schwab Tax-Free YieldPlus Fund TM, and Schwab California Tax-Free YieldPlus Fund TM (collectively the "Tax-Free Bond Funds") will each normally invest at least 80% of their net assets in municipal securities the interest from, which is exempt from federal income tax including the federal alternative minimum tax. In addition, the Schwab California Short/Intermediate Tax Free Bond Fund, Schwab California Long-Term Tax-Free

Bond Fund, and the Schwab California Tax-Free YieldPlus Fund TM will each normally invest at least 80% of its net assets in municipal securities the interest from which is exempt from California personal income tax. These policies may be changed only by shareholders. For purposes of these policies, net assets mean net assets plus the amount of any borrowings for investment purposes.


                       INVESTMENTS, RISKS AND LIMITATIONS

The following descriptions of investment securities, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Not all investment securities or techniques discussed below are eligible investments for each fund. Each fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.

AUCTION-RATE SECURITIES ("ARS") are long-term variable rate bonds whose interest rates reset at specific shorter frequencies through a Dutch auction process. A Dutch auction is a competitive bidding process used to determine rates on each auction date. Bids are submitted to the auction agent. The winning bid rate is the rate at which the auction "clears", meaning the lowest possible interest rate that equals the cumulative total of securities demanded (buyers) to the amount auctioned (sellers). New buyers wishing to purchase ARS may submit a bid at a specified rate on the day of the auction. Holders of the bonds will be notified of the indicative market rate. All accepted bids receive the same interest rate.

Owners of ARS have the option to (i) hold: elect to hold an existing position regardless of what the new rate might be; (ii) Bid: submit a bid to hold an existing position at a specified rate; or (iii) Sell: request to sell an existing position regardless of the rate set at the auction.

Interest rates are generally reset every 7 or 28 days for taxable issues and every 35 days for tax-exempt issues. Most ARS pay interest on the business day following the auction; however, some may have quarterly or semi-annual coupons and trade with accrued interest. ARS settle on the business day following the auction. ARS holders do not have the right to "put" their securities back to the issuer, but rather rely on the liquidity generated by the Dutch auction. Due to this lack of a dedicated liquidity facility, ARS are very credit sensitive.

BANKERS' ACCEPTANCES or notes are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. A fund will invest only in bankers' acceptances of banks that have capital, surplus and undivided profits in excess of $100 million.

BOND SUBSTITUTION is a strategy whereby a fund may, from time to time, substitute one type of investment-grade bond for another. This means that, as an example, a fund may have a higher weighting in corporate bonds and a lower weighting in U.S. Treasury securities than its index in order to increase income. This particular substitution -- a corporate bond substitution -- may increase a fund's credit risk, although this may be mitigated through increased diversification in the corporate sector of the bond market. The Tax-Free Bond Funds do not utilize the strategy of bond substitution.

BORROWING may subject a fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, a fund will earmark or segregate assets to cover such borrowings in accordance with positions of the Securities and Exchange Commission (the SEC). Each fund may borrow money from banks and make other investments or engage in other transactions permissible under the Investment Company Act of 1940, (the 1940 Act) which may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements).

Each fund may establish lines-of-credit (lines) with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by a fund within 60 days and is not extended or renewed. Each fund intends to use the lines to meet large or unexpected redemptions that would otherwise force a fund to liquidate securities under circumstances which are unfavorable to the fund's remaining shareholders. Each fund will pay a fee to the bank for using the lines.

CALIFORNIA MUNICIPAL SECURITIES are municipal securities issued by or on behalf of, the State of California, or its counties, municipalities, authorities or other subdivisions. The Schwab California Short/Intermediate Tax-Free Bond
Fund TM, Schwab California Long-Term Tax-Free Bond Fund TM and Schwab
California YieldPlus Tax-Free Fund are state-specific municipal funds that invest substantially all of their assets in California Municipal Securities. The other funds also may invest a portion of their assets in California Municipal Securities but will not invest substantially all of their assets in such securities.

Securities of state-specific municipal funds are subject to the same general risks associated with other municipal funds' securities. The ability of a state or its municipalities to meet their obligations will depend on the availability of tax and other revenues; economic, political and demographic conditions within the state; and the underlying fiscal condition of the state and its municipalities. For example, the ability of issuers to pay interest on, and repay principal of, municipal securities of a given state may be affected by:
(1) amendments to the state's Constitution and related statutes that limit the taxing and spending authority of the state's government entities; (2) voter initiatives; (3) civil actions; (4) a wide variety of state laws and regulations; and (5) the general financial condition of the state. Accordingly, a fund that invests primarily in securities issued by a single state and its political subdivisions provides a greater level of risk than a fund that is diversified across numerous states and municipal entities.

Municipal securities that are payable only from the revenues derived from a particular facility may be adversely affected by a state's laws or regulations that make it more difficult for the particular facility to generate revenues sufficient to pay such interest and principal. For example, laws and regulations that limit the amount of fees, rates or other charges that may be imposed for use of the facility or that increase competition among facilities of that type or that limit or otherwise have the effect of reducing the use of such facilities may have the effect of reducing the revenues generated by the particular facility. Municipal securities, the payment of interest and principal on which is insured, in whole or in part, by a state governmentally created fund, may be adversely affected by state laws or regulations that restrict the aggregate proceeds available for payment of principal and interest in the event of a default on such municipal securities. Because of the diverse nature of such laws and regulations and the impossibility of predicting (a) which specific municipal securities a state-specific municipal fund will invest from time to time; and (b) the nature or extent of future changes in existing laws or regulations or the future enactment or adoption of additional laws or regulations in a given state, it is not presently possible to determine the impact of such laws and regulations on the securities in which a state-specific municipal fund may invest or on the shares of the state-specific municipal fund.

In addition, the Trust cannot predict what legislation, if any, may be proposed in a state's legislature in regards to the state personal income tax status of the interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal securities for investment by a fund and the value of the fund's investments.

CAPITAL SECURITIES are certain subordinated bank securities. They are bank obligations that fall below senior unsecured debt and deposits in liquidation. A bank's capital comprises share capital reserves and a series of hybrid instruments also know as capital securities. These securities are used to augment equity Tier 1 and are usually in the form of subordinated debt. A capital security has to adhere to supervisory guidelines concerning its characteristics such as amount, maturity, subordination and deferral language in order to count as capital. Regulators across the world tend to look toward the Bank for International Settlements ("BIS") for guidance in setting the capital adequacy framework for banks. Regulators use these guidelines to place limits on the proportions and type of capital (including capital securities) allowed to make up the capital base. Capital adequacy requires not just a certain quantity of capital but certain types in relationship to the nature of a bank's assets. Capital securities may be denominated in U.S. or local currency. The Tax-Free Bond Funds do not invest in Capital Securities.

CERTIFICATES OF DEPOSIT or time deposits are issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. A fund will invest only in certificates of deposit of banks that have capital, surplus and undivided profits in excess of $100 million.

COMMERCIAL PAPER consists of short-term, promissory notes issued by banks, corporations and other institutions to finance short-term credit needs. These securities generally are discounted but sometimes may be interest bearing. Commercial paper, which also may be unsecured, is subject to credit risk.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure. Based on the characteristics of mortgage-backed securities, the funds have determined that mortgage-backed securities issued by private lenders and not guaranteed by U.S. government agencies or instrumentalities are not part of any industry for purposes of a fund's concentration policy. This means that a fund may invest more than 25% of its total assets in privately-issued mortgage-backed securities, which may cause the fund to be more sensitive to adverse economic, business or political developments that affect privately-issued mortgage-backed securities. Such developments may include changes in interest rates, state or federal legislation affecting both commercial and residential mortgages and their issuers, and changes in the overall economy. For purposes of a fund's concentration policy, the fund will determine the industry classification of asset-backed securities based upon the investment adviser's evaluation of the risks associated with an investment in the underlying assets. For example, asset-backed securities whose underlying assets share similar economic characteristics because, for example, they are funded (or supported) primarily from a single or similar source or revenue stream will be classified in the same industry sector. In contrast, asset-backed securities whose underlying assets represent a diverse mix of industries, business sectors and/or revenue streams will be classified into distinct industries based on their underlying credit and liquidity structures. A fund will limit its investments in each identified industry to less than 25% of its total assets. Each of the Tax-Free Bond Funds may invest more than 25% of its total assets in municipal securities financing similar projects, such as those relating to education, health care, transportation, and utilities, which may make them more sensitive to certain adverse economic, business or political developments affecting issuers of such securities.

CONVERTIBLE SECURITIES are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component. The Tax-Free Bond Funds do not invest in convertible securities.

CREDIT DEFAULT SWAPS may be entered into for investment purposes. As the seller in a credit default swap contract, a fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, a fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a fund would keep the stream of payments and would have no payment obligations. As the seller, a fund would be subject to investment exposure on the notional amount of the swap.

A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case a fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk -- that the seller may fail to satisfy its payment obligations to a fund in the event of a default. The Tax-Free Bond Funds do not invest in credit default swaps.

CREDIT AND LIQUIDITY SUPPORTS may be employed by issuers or a fund to reduce the credit risk of their securities. Credit supports include letters of credit, insurance, total return and credit swap agreements and guarantees provided by foreign and domestic entities. Liquidity supports include puts, demand features, and lines of credit. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a fund.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. For example, when interest rates fall, the prices of debt securities generally rise. Also, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. This is especially true for bonds with sinking fund provisions, which commit the issuer to set aside a certain amount of money to cover timely repayment of principal and typically allow the issuer to annually repurchase certain of its outstanding bonds from the open market or at a pre-set call price.

Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This is known as extension risk and may cause the value of debt securities to depreciate as a result of the higher market interest rates. Typically, longer-maturity securities react to interest rate changes more severely than shorter-term securities (all things being equal), but generally offer greater rates of interest.

Debt securities also are subject to the risk that the issuers will not make timely interest and/or principal payments or fail to make them at all. This is called credit risk. Corporate debt securities (bonds) tend to have higher credit risk generally than U.S. government debt securities. Debt securities also may be subject to price volatility due to market perception of future interest rates, the creditworthiness of the issuer and general market liquidity (market risk). Investment-grade debt securities are considered medium- or/and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment-grade are riskier, but may offer higher yields. These securities are sometimes referred to as high yield securities or "junk bonds."

Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of their issuer.

See the Appendix for a full description of the various ratings assigned to debt securities by various nationally recognized statistical rating organizations (NRSROs).

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. Each fund will earmark or segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could suffer losses.

DEMAND FEATURES, which may include guarantees, are used to shorten a security's effective maturity and/or enhance its creditworthiness. If a demand feature provider were to refuse to permit the feature's exercise or otherwise terminate its obligations with respect to such feature, however, the security's effective maturity may be lengthened substantially, and/or its credit quality may be adversely impacted. In either event, a fund may experience an increase in share price volatility. This also could lengthen a fund's overall average effective maturity.

DEPOSITARY RECEIPTS include American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject the funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The Tax-Free Bond Funds do not invest in depositary receipts.

DERIVATIVE INSTRUMENTS are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and applying these structures to a wide range of underlying assets.

The fund may use derivatives to facilitate the sale of portfolio securities, manage the average duration of the portfolio or create or alter exposure to certain asset classes, such as equity, other debt or foreign securities.

In addition to the derivative instruments and strategies described in this SAI, the investment adviser expects to discover additional derivative instruments and other investment, hedging or risk management techniques. The investment adviser may utilize these new derivative instruments and techniques to the extent that they are consistent with a fund's investment objective and permitted by a fund's investment limitations, operating policies, and applicable regulatory authorities.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each fund is a series of an open-end investment management company.

The Bond Funds, the YieldPlus Fund, the GNMA Fund and the Schwab Inflation Protected Fund TM are diversified mutual funds.

The Tax-Free Bond Funds are non-diversified mutual funds, which means that each of the funds may invest in the securities of a limited number of issuers. As a result, the performance of a particular investment or small group of investments may affect a Tax-Free Bond Fund's performance more than if the fund were diversified.

DURATION was developed as a more precise alternative to the concept of "maturity." Traditionally, a debt obligation's maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, maturity measures only the time until a debt obligation provides its final payment, taking no account of the pattern of the security's payments prior to maturity. In contrast, duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure. Duration is the magnitude of the change in the price of a bond relative to a given change in market interest rates. Duration management is one of the fundamental tools used by the investment adviser. With respect to the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund TM, each seeks to keep the average duration of its overall portfolio at one year or less. For each of these funds, there may be times when the portfolio's average duration is more than one year.

Duration is a measure of the expected life of a debt obligation on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, the time the principal payments are expected to be received, and weights them by the present values of the cash to be received at each future point in time. For debt obligations with interest payments occurring prior to the payment of principal, duration will usually be less than maturity. In general, all else being equal, the lower the stated or coupon rate of the interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of a fixed income security, the shorter the duration of the security.

Holding long futures or call option positions will lengthen the duration of a fund's portfolio. Holding short futures or put options will shorten the duration of a fund's portfolio.

A swap agreement on an asset or group of assets may affect the duration of the portfolio depending on the attributes of the swap. For example, if the swap agreement provides a fund with a floating rate of return in exchange for a fixed rate of return, the duration of the fund would be modified to reflect the duration attributes of a similar security that the fund is permitted to buy.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating- and variable-rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by maturity is mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. Finally, the duration of the debt obligation may vary over time in response to changes in interest rates and other market factors.

EVENT-LINKED BONDS are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. Some event-linked bonds are commonly referred to as "catastrophe bonds." If a trigger event occurs, a fund may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose a fund to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risk. The Tax-Free Bond Funds do not invest in event-linked bonds.

FOREIGN CURRENCY TRANSACTIONS may occur in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. All funds that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year.

A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The fund will earmark or segregate assets for any open positions in forwards used for non-hedging purposes and mark to market daily as may be required under the federal securities laws.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for fund securities purchased or sold, but awaiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when a fund settles its securities transactions in the future. Forwards involve certain risks. For example, if the counterparties to the contracts are unable to meet the terms of the contracts or if the value of the foreign currency changes unfavorably, a fund could sustain a loss.

Certain funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, a fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities a fund expects to purchase).

Buying and selling foreign currency exchange contracts involves costs and may result in losses. The ability of a fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to declines in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the fund's holdings of securities denominated in a particular currency and forward contracts into which the fund enters. Such imperfect correlation may cause a fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss.

Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a fund to benefit from favorable fluctuations in relevant foreign currencies. The Tax-Free Bond Funds do not engage in foreign currency transactions. Forwards will be used primarily to adjust the foreign exchange exposure of a fund with a view to protecting the outlook, and a fund might be expected to enter into such contracts under the following circumstances:

LOCK IN: When the investment adviser desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

CROSS HEDGE: If a particular currency is expected to decrease against another currency. A fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the fund's portfolio holdings denominated in the currency sold.

DIRECT HEDGE: If the investment adviser wants to eliminate substantially all of the risk of owning a particular currency, and/or if the investment adviser thinks that a fund can benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a fund would benefit from an increase in value of the bond.

PROXY HEDGE: The investment adviser might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

COSTS OF HEDGING: When a fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity. The additional yield on the foreign bond could be substantially reduced or lost if the fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a fund's dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a fund's net asset value per share.

Tax consequences of hedging under applicable tax law, may require a fund to limit its gain from hedging in foreign currency forwards, futures, and options. Although each fund is expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging may also result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund is classified as capital gains or ordinary income.

The Tax-Free Bond Funds do not invest in forward foreign currency exchange contracts.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign securities in which a fund may invest include foreign entities that are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although a fund will endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a fund, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a fund to miss attractive investment opportunities. Losses to a fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for a fund.

Investments in the securities of foreign issuers may be made and held in foreign currencies. In addition, a fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a fund.

A fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, the fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A fund may have limited recourse in the event of default on such debt instruments. The Tax-Free Bond Funds do not invest in Foreign Securities.

FORWARD CONTRACTS are sales contracts between a buyer (holding the "long" position and the seller (holding the "short" position) for an asset with delivery deferred to a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. Each fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies, interest rates or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges. Consistent with CFTC regulations, the funds have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

Each fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a fund may purchase futures contracts. Such transactions allow a fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, each fund may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. Each fund may enter into futures contracts for these or other reasons.

When buying or selling futures contracts, each fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to a fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The funds' aggregate initial and variation margin payments required to establish its future positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, a fund will earmark or segregate assets for any outstanding futures contracts as may be required by the federal securities laws.

While each fund may purchase and sell futures contracts in order to simulate, among other things, full investment, there are risks associated with these transactions. Adverse market movements could cause a fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if a fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, a fund may seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases. Similarly, a fund may sell futures contracts on a specified currency to protect against a decline in the value of that currency and its portfolio securities that are denominated in that currency. Each fund may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that a fund has acquired or expects to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If a fund is unable to close out its position and prices move adversely, a fund would have to continue to make daily cash payments to maintain its margin requirements. If a fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, a fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. Each fund would seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

HIGH YIELD SECURITIES, also called lower quality bonds ("junk bonds"), are frequently issued by companies without long track records of sales and earnings, or by those of questionable credit strength, and are more speculative and volatile (though typically higher yielding) than investment grade bonds. High yield securities are defined as securities rated below the fourth highest rating category by an NRSRO. Adverse economic developments could disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly-leveraged issuers, to service their debt obligations or to repay their obligations upon maturity.

Also, the secondary market for high yield securities at times may not be as liquid as the secondary market for higher-quality debt securities. As a result, the investment adviser could find it difficult to sell these securities or experience difficulty in valuing certain high yield securities at certain times. Prices realized upon the sale of such lower rated securities, under these circumstances, may be less than the prices at which a fund purchased them.

Thus, high yield securities are more likely to react to developments affecting interest rates and market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. When economic conditions appear to be deteriorating, medium- to lower-quality debt securities may decline in value more than higher-quality debt securities due to heightened concern over credit quality, regardless of prevailing interest rates. Prices for high yield securities also could be affected by legislative and regulatory developments. These laws could adversely affect a fund's net asset value and investment practices, the secondary market value for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities.

HYBRID SECURITIES. The funds may invest in hybrid or indexed securities. A hybrid instrument combines features of two or more financial instruments and can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a benchmark). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA. Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a fund's investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

INFLATION PROTECTED SECURITIES are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semiannual coupon.

Inflation protected securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation protected bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond to be repaid at maturity may be less than the original principal amount and, therefore, is subject to credit risk.

The value of inflation protected bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in principal for an inflation protected security resulting from inflation adjustments is considered by the IRS to be taxable income in the year it occurs. The fund's distributions to shareholders include interest income and the income attributable to principal adjustments, both of which will be taxable to shareholders. The tax treatment of the income attributable to principal adjustments may result in the situation where the fund needs to make its required annual distributions to shareholders in amounts that exceed the cash received. As a result, the fund may need to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation protected security is adjusted downward due to deflation, amounts previously distributed in the taxable year may be characterized in some circumstances as a return of capital.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which a fund has valued the instruments. The liquidity of a fund's investments is monitored under the supervision and direction of the Board of Trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEX PARTICIPATIONS and index participation contracts provide the equivalent of a position in the securities comprising an index, with each security's representation equaling its index weighting. Moreover, their holders are entitled to payments equal to the dividends paid by the underlying index securities. Generally, the value of an index participation or index participation contract will rise and fall along with the value of the related index. A fund will invest in index participation contracts only if a liquid market for them appears to exist. The Tax-Free Bond Funds do not invest in index participations.

INTERFUND BORROWING AND LENDING transactions may be entered into by all funds and portfolios in the Schwab Funds(R). All loans are for temporary or emergency purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds/portfolios. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds.

INTERNATIONAL BONDS are certain obligations or securities of foreign issuers, including Eurodollar Bonds, which are U.S. dollar-denominated bonds issued by foreign issuers payable in Eurodollars (U.S. dollars held in banks located outside the United States, primarily Europe), Yankee Bonds, which are U.S. dollar-denominated bonds issued in the U.S. by foreign banks and corporations, and EuroBonds, which are bonds denominated in U.S. dollars and usually issued by large underwriting groups composed of banks and issuing houses from many countries. Investments in securities issued by foreign issuers, including American Depositary Receipts and securities purchased on foreign securities exchanges, may subject a fund to additional investment risks, such as adverse political and economic developments, possible seizure, nationalization or expropriation of foreign investments, less stringent disclosure requirements, non-U.S. withholding taxes and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and transaction costs may be higher. Foreign issuers of securities or obligations are often subject to accounting requirements and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Tax-Free Bond Funds do not invest in international bonds.

LOAN INTERESTS, and other direct debt instruments or interests therein, may be acquired by a fund. A loan interest is typically originated, negotiated, and structured by a U.S. or foreign commercial bank, insurance company, finance company, or other financial institution ("Agent") for a lending syndicate of financial institutions. The Agent typically administers and enforces the loan on behalf of the other lenders in the syndicate. In addition, an institution typically but not always the Agent ("Collateral Bank"), holds collateral (if any) on behalf of the lenders. When a Collateral Bank holds collateral, such collateral typically consists of one or more of the following asset types: inventory, accounts receivable, property, plant and equipment, intangibles, common stock of subsidiaries or other investments. These loan interests may take the form of participation interests in, assignments of or novations of a loan during its second distribution, or direct interests during a primary distribution. Such loan interests may be acquired from U.S. or foreign banks, insurance companies, finance companies, or other financial institutions who have made loans or are members of a lending syndicate or from other holders of loan interests. A fund may also acquire loan interests under which a fund derives its rights directly from the borrower. Such loan interests are separately enforceable by a fund against the borrower and all payments of interest and principal are typically made directly to a fund from the borrower. In the event that a fund and other lenders become entitled to take possession of shared collateral, it is anticipated that such collateral would be held in the custody of the Collateral Bank for their mutual benefit. A fund may not act as an Agent, a Collateral Bank, a guarantor or sole negotiator or structurer with respect to a loan.

The investment adviser will analyze and evaluate the financial condition of the borrower in connection with the acquisition of any Loan Interest. Credit ratings are typically assigned to Loan Interests in the same manner as with other fixed income debt securities, and the investment adviser analyzes and evaluates these ratings, if any, in deciding whether to purchase a Loan Interest. The investment adviser also analyzes and evaluates the financial condition of the Agent and, in the case of Loan Interests in which a fund does not have privity with the borrower, those institutions from or through whom a fund derives its rights in a loan ("Intermediate Participants").

In a typical loan, the Agent administers the terms of the loan agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all the institutions which are parties to the loan agreement. A fund will generally rely upon the Agent or Intermediate Participant to receive and forward to a fund its portion of the principal and interest payments on the loan. Furthermore, unless under the terms of a participation agreement a fund has direct recourse against the borrower, a fund will rely on the Agent and the other members of the lending syndicate to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the loan agreement based upon reports prepared by the borrower. The seller of the Loan Interest usually does, but is often not obligated to, notify holders of Loan Interests of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent is compensated by the borrower for providing these services under a loan agreement, and such compensation may include special fees paid upon structuring and funding the loan and other fees paid on a continuing basis. With respect to Loan Interests for which the Agent does not perform such administrative and enforcement functions, a fund will perform such tasks on its own behalf, although a Collateral Bank will typically hold any collateral on behalf of a fund and the other holders pursuant to the applicable loan agreement.

A financial institution's appointment as Agent may usually be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation ("FDIC") receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor agent generally would be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement should remain available to holders of Loan Interests. However, if assets held by the Agent for the benefit of a fund were determined to be subject to the claims of the Agent's general creditors, a fund might incur certain costs and delays in realizing payment on a Loan Interest, or suffer a loss of principal and/or interest. In situations involving Intermediate Participants, similar risks may arise.

Purchasers of Loan Interests depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a fund does not receive a scheduled interest or principal payment on such indebtedness, a fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also will involve a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

The Loan Interests market is in a developing phase with increased participation among several investor types. The dealer community has become increasingly involved in this secondary market. If, however, a particular Loan Interest is deemed to be illiquid, it would be valued using procedures adopted by the Board of Trustees. In such a situation, there is no guarantee that a fund will be able to sell such Loan Interests, which could lead to a decline in the value of the Loan Interests and the value of a fund's shares. The Tax-Free Bond Funds do not invest in Loan

Interests.

MATURITY OF INVESTMENTS will generally be determined using the portfolio securities' final maturity dates. However for certain securities, maturity will be determined using the security's effective maturity date. Except as discussed below, the effective maturity date for a security subject to a put or demand feature is the demand date, unless the security is a variable- or floating-rate security. If it is a variable-rate security, its effective maturity date is the earlier of its demand date or next interest rate change date. For variable-rate securities not subject to a put or demand feature and floating-rate securities, the effective maturity date is the next interest rate change date. The effective maturity of mortgage-backed and certain other asset-backed securities is determined on an "expected life" basis by the investment adviser. For an interest rate swap agreement, its effective maturity would be equal to the difference in the effective maturity of the interest rates "swapped." Securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of future contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to, or in lieu of, the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the investment adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of a fund is dollar-weighted based upon the market value of a fund's securities at the time of the calculation. A fund may invest in securities with final or effective maturities of any length. There may be times when the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund TM, and Schwab California Tax-Free YieldPlus Fund TM portfolio's overall average effective maturity, or duration, or overall average weighted maturity is more than one year.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or these can be sold separately.

MORTGAGE-BACKED SECURITIES ("MBS") and other ASSET-BACKED SECURITIES may be purchased by a fund. MBS represent participations in mortgage loans, and include pass-through securities, collateralized mortgage obligations and stripped mortgage-backed securities. MBS may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association (GNMA or Ginnie Mae) and the Federal National Mortgage Association (FNMA or Fannie Mae) or the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac).

The National Housing Act authorized GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

GNMA are mortgage securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a fund may purchase are the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Fund has purchased the certificates above par in the secondary market.

FHLMC was created in 1970 to promote development of a nationwide secondary market in conventional residential mortgages. The FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but its issues are not backed by the full faith and credit of the U.S. Government.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately 10 years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

FNMA was established in 1938 to create a secondary market in mortgages the FHA insures. FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

MBS may also be issued by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage banks, commercial banks, and special purpose entities (collectively, "private lenders"). MBS are based on different types of mortgages including those on commercial real estate and residential property. MBS issued by private lenders may be supported by pools of mortgage loans or other MBS that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of credit enhancement.

Asset-backed Securities ("ABS") have structural characteristics similar to MBS. ABS represent direct or indirect participation in assets such as automobile loans, credit card receivables, trade receivables, home equity loans (which sometimes are categorized as MBS) or other financial assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on ABS may be supported by credit enhancements including letters of credit, an insurance guarantee, reserve funds and overcollateralization. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (CLO) if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family MBS. Many of the risks of investing in commercial MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial MBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations ("CMO") are a hybrid between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, Fannie Mae, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The rate of principal payment on MBS and ABS generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the price and yield on any MBS or ABS is difficult to predict with precision and price and yield to maturity may be more or less than the anticipated yield to maturity. If a fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if a fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by a fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

While many MBS and ABS are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class MBS and ABS are issued as a method of providing credit support, typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. In addition, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include stripped securities, which are MBS and ABS entitling the holder to disproportionate interest or principal compared with the assets backing the security, and securities with classes having characteristics different from the assets backing the securities, such as a security with floating interest rates with assets backing the securities having fixed interest rates. The market value of such securities and CMO's generally is more or less sensitive to changes in prepayment and interest rates than is the case with traditional MBS and ABS, and in some cases such market value may be extremely volatile.

CMO Residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities "SMBS" are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Under certain circumstances these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.

MUNICIPAL LEASES are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

MUNICIPAL SECURITIES are debt securities issued by municipal issuers. Municipal issuers include states, counties, municipalities, authorities and other subdivisions, or the territories and possessions of the United States and the District of Columbia, including their subdivisions, agencies and instrumentalities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Tax-Free Bond Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from these funds attributable to interest on such bonds may not be tax exempt. Under normal circumstances, the Tax-Free Bond Funds do not intend to invest in securities Subject to AMT. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investments in these funds.

Municipal securities may be owned directly or through participation interests, and include general obligation or revenue securities, tax-exempt commercial paper, notes and leases. General obligation securities typically are secured by the issuer's pledge of its full faith and credit and most often its taxing power for the payment of principal and interest. Revenue securities typically are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

In addition to bonds, municipalities issue short-term securities such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue, such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by Fannie Mae or Ginnie Mae at the end of the project construction period. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. A fund may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

A fund also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

Municipal securities pay fixed, variable or floating rates of interest, which may be exempt from federal income tax and, typically, personal income tax of a state or locality.

The investment adviser relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its validity and tax status, to be purchased by a fund. Neither the investment adviser nor the funds guarantee this opinion is correct, and there is no assurance that the IRS will agree with such counsel's opinion.

NON-PUBLICLY TRADED SECURITIES AND PRIVATE PLACEMENTS are securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a fund or less than what may be considered the fair value of such securities. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being sold, a fund may be required to bear the expenses of registration.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call option written by a fund will be covered, which means that a fund will own the underlying security or own a call option on the same underlying security with the same or lower strike price.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options a fund writes will be covered, which means that a fund will either earmark or segregate assets (e.g., cash, U.S. government securities or other liquid assets) with a value at least equal to the exercise price of the put option, or will otherwise "cover" its position as required by the 1940 Act (e.g., the fund will hold a put option on the same underlying security with the same or higher strike price). The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.

A fund may purchase and write put and call options on any securities in which it may invest or any securities index based on securities in which it may invest. A fund may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." A fund may enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased or written.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a fund generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets earmarked or held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, a fund will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a fund and the prices of the options, possible lack of liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

A fund may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of a fund, does not exceed 5% of its total assets.

PREFERRED STOCKS are nonvoting equity securities that pay a stated fixed or variable rate dividend. Although the preferred shareholders generally have no right to receive discretionary dividends, they must receive the preferred dividend at the stated rate prior to any dividends being paid on the common stock. Since the preferred shareholder receives a fixed dividend payment, the holder's position is much like that of the bondholder. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but typically are more sensitive to interest rate changes than an underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of shareholders; preferred shareholders have claims senior to those of common shareholders. Preferred stocks are rated like fixed income securities and a fund may invest in both investment-grade and below investment-grade preferred stock. A fund will only invest in investment-grade preferred stock that has a call feature that the investment adviser expects to be exercised by the issuer on the call date or that has a specified redemption date. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Preferred Stocks.

PROMISSORY NOTES are written agreements committing the maker or issuer to pay the payee a specified amount either on demand or at a fixed date in the future, with or without interest. These are sometimes called negotiable notes or instruments and are subject to credit risk. Bank notes are notes used to represent obligations issued by banks in large denominations.

PUTS are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a fund buys a security with a put feature, losses could occur if the put provider does not perform as agreed. If a put provider fails to honor its commitment upon a fund's attempt to exercise the put, a fund may have to treat the security's final maturity as its effective maturity. If that occurs, the security's price may be negatively impacted, and its sensitivity to interest rate changes may be increased, possibly contributing to increased share price volatility for a fund. This also could lengthen a fund's overall average effective maturity. Standby commitments are types of puts.


QUALITY OF INVESTMENTS refers to the quality of the securities purchased by a fund. Securities are considered investment-grade securities if they have been rated by at least one NRSRO in one of the four highest rating categories (within which there may be sub-categories or gradations indicating relative standing) or have been determined to be of equivalent quality by the investment adviser pursuant to procedures adopted by the Board of Trustees. Sometimes an investment-grade quality security may be downgraded to a below investment-grade quality rating (referred to as lower quality securities, high yield securities or junk bonds). If a security no longer has at least one investment-quality rating from an NRSRO, the investment adviser would reanalyze the security in light of the downgrade and determine whether a fund should continue to hold the security. With the exception of the Schwab GNMA Fund, if a bond is downgraded below B or the unrated equivalent, the fund may continue to hold it unless the investment adviser determines that the risk of holding the bond is unacceptable when compared to the bond's total return potential.


REAL ESTATE INVESTMENT TRUSTS (REITS) are pooled investment vehicles, which invest primarily in income producing real estate or real estate related loans or interests and, in some cases, manage real estate. REITs are sometimes referred to as equity REITs, mortgage REITs or hybrid REITs. An equity REIT invests primarily in properties and generates income from rental and lease properties and, in some cases, from the management of real estate. Equity REITs also offer the potential for growth as a result of property appreciation and from the sale of appreciated property. Mortgage REITs invest primarily in real estate mortgages, which may secure construction, development or long-term loans, and derive income for the collection of interest payments. Hybrid REITS may combine the features of equity REITs and mortgage REITs. REITs are generally organized as corporations or business trusts, but are not taxed as a corporation if they meet certain requirements of the Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus
Fund TM, the Tax-Free Bond Funds do not invest in Real Estate Investment
Trusts.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements a fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short
- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. A fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a fund, under the direction and supervision of the Board of Trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a fund invests in restricted securities that are deemed liquid, the general level of illiquidity in a fund's portfolio may be increased if qualified institutional buyers become uninterested in purchasing these securities.

REVERSE REPURCHASE AGREEMENTS, MORTGAGE DOLLAR ROLLS AND SALE-BUYBACKS may be used by a fund. A fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, a fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. A fund generally retains the right to interest and principal payments on the security. Because a fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, a fund will set aside permissible liquid assets earmarked or in a segregated account to secure its obligations to repurchase the security.

A fund also may enter into mortgage dollar rolls, in which a fund would sell MBS for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While a fund would forego principal and interest paid on the MBS during the roll period, a fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time a fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets earmarked or in a segregated account to secure its obligation for the forward commitment to buy MBS. Mortgage dollar roll transactions may be considered a borrowing by a fund.

The mortgage dollar rolls and reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in short duration investment-grade debt obligations. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and short duration, the investment adviser believes that such arbitrage transactions present lower risks to a fund than those associated with other types of leverage. There can be no assurance that a fund's use of the cash it receives from a mortgage dollar roll will provide a positive return.

A fund also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund's repurchase of the underlying security. A fund's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the fund's forward commitment to repurchase the subject security. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in reverse repurchase agreements, mortgage dollar rolls or sale-buy backs.

SECURITIES LENDING of portfolio securities is a common practice in the securities industry. A fund may engage in security lending arrangements with the primary objective of increasing its income. For example, a fund may receive cash collateral and it may invest it in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involves risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities and efforts to call such securities promptly may be unsuccessful, especially for foreign securities.

A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash-equivalents or other appropriate instruments maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) a fund may at any time call the loan and obtain the return of the securities loaned; (3) a fund will receive any interest or dividends paid on the loaned securities; and (4) an aggregate market value of securities loaned will not at any time exceed one-third of the total assets of a fund, including collateral received from the loan (at market value computed at the time of the loan).

Although voting rights with respect to loaned securities pass to the borrower, the lender retains the right to recall a security (or terminate a loan) for the purpose of exercising the security's voting rights. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities such as small-cap stocks. In addition, because recalling a security may involve expenses to a fund, it is expected that a fund will do so only where the items being voted upon are, in the judgment of the investment adviser, either material to the economic value of the security or threaten to materially impact the issuer's corporate governance policies or structure.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by a fund and those issued by foreign investment companies. Mutual funds are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses.

If a fund decides to purchase securities of other investment companies, a fund intends to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the SEC. Mutual fund investments for a fund are currently restricted under federal regulations, and therefore, the extent to which a fund may invest in another mutual fund may be limited.

Funds in which a fund also may invest include unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the SEC, and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these types of funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject their fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a fund. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month or one year. This means investors would not be able to sell their shares of a hedge fund until such time had past.

SHORT SALES may be used by a fund as part of its overall portfolio management strategies or to offset a potential decline in a value of a security. For example, a Bond Fund may use short sales as a quantitative technique to assemble a portfolio whose performance, average maturity and average duration is expected to track that of its index. This technique may provide a more effective hedge against interest rate risk than other types of hedging transactions, such as selling futures contracts. A fund may sell a security short only if the fund owns the security, or the right to obtain the security or equivalent securities, or covers such short sale with liquid assets as required by the current rules and interpretations of the SEC or its staff. When a fund makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A fund also may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss; conversely, if the price declines, a fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Selling securities short against the box involves selling a security that a fund owns or has the right to acquire, for the delivery at a specified date in the future. If a fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. A short sale against the box is a taxable transaction to the funds with respect to the securities sold short. The successful use of short selling as a hedging strategy may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

SINKING FUNDS may be established by bond issuers to set aside a certain amount of money to cover timely repayment of bondholders' principal raised through a bond issuance. By creating a sinking fund, the issuer is able to spread repayment of principal to numerous bondholders while reducing reliance on its then current cash flows. A sinking fund also may allow the issuer to annually repurchase certain of its outstanding bonds from the open market or repurchase certain of its bonds at a call price named in a bond's sinking fund provision. This call provision will allow bonds to be prepaid or called prior to a bond's maturity. The likelihood of this occurring is substantial during periods of falling interest rates.

SPREAD TRANSACTIONS may be used for hedging or managing risk. A fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that a fund does not own, but which is used as a benchmark. The risk to a fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect a fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The Tax-Free Bond Funds do not engage in spread transactions.

STRIPPED SECURITIES are securities whose income and principal components are detached and sold separately. While risks associated with stripped securities are similar to other fixed income securities, stripped securities are typically subject to greater changes in value. U.S. Treasury securities that have been stripped by the Federal Reserve Bank are obligations of the U.S. Treasury. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Stripped Securities.

STRUCTURED NOTES are derivative instruments. An issuing corporation may repay a noteholder based on the movement of an unrelated underlying indicator, such as, an index or a commodity. The noteholder has the opportunity to profit from the changes in the unrelated indicator.

SWAP AGREEMENTS are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

Swap agreements can be structured to increase or decrease a fund's exposure to long or short term interest rates, corporate borrowing rates and other conditions, such as changing security prices and inflation rates. They also can be structured to increase or decrease a fund's exposure to specific issuers or specific sectors of the bond market such as mortgage securities. For example, if a fund agreed to pay a longer-term fixed rate in exchange for a shorter-term floating rate while holding longer-term fixed rate bonds, the swap would tend to decrease a fund's exposure to longer-term interest rates. Swap agreements tend to increase or decrease the overall volatility of a fund's investments and its share price and yield. Changes in interest rates, or other factors determining the amount of payments due to and from a fund, can be the most significant factors in the performance of a swap agreement. If a swap agreement calls for payments from a fund, a fund must be prepared to make such payments when they are due. In order to help minimize risks, a fund will earmark or segregate appropriate assets for any accrued but unpaid net amounts owed under the terms of a swap agreement entered into on a net basis. All other swap agreements will require a fund to earmark or segregate assets in the amount of the accrued amounts owed under the swap. A fund could sustain losses if a counterparty does not perform as agreed under the terms of the swap. A fund will enter into swap agreements with counterparties deemed creditworthy by the investment adviser.

In addition, the funds may invest in swaptions, which are privately-negotiated option-based derivative products. Swaptions give the holder the right to enter into a swap. A fund may use a swaption in addition to or in lieu of a swap involving a similar rate or index.

For purposes of applying the funds' investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the funds at market value. In the case of a credit default swap sold by a fund (i.e., where the fund is selling credit default protection), however, the fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

TEMPORARY DEFENSIVE STRATEGIES may be engaged by a fund during abnormal economic or market conditions. Under normal conditions, the Tax-Free Bond Funds do not intend to invest more than 20% of their net assets in securities that pay interest subject to federal income tax, including the federal alternative minimum tax (AMT). In addition, under normal conditions, the Schwab California Short/Intermediate Tax-Free Bond Fund TM, the Schwab California Long-Term Tax-Free Bond Fund TM and Schwab California Tax-Fee YieldPlus Fund TM do not intend to invest more than 20% of their net assets in securities that pay interest subject to California personal income tax. However, from time to time, as a defensive measure or under abnormal market conditions, each of the Tax-Free Bond Funds may make temporary investments in securities the interest on which is subject to federal income tax and AMT and the Schwab California Short/Intermediate Tax-Free Bond Fund, the Schwab California Long-Term Tax-Free Bond Fund, and the Schwab California Tax-Free YieldPlus Fund TM may make temporary investments in securities that pay interest subject to California personal income tax. In addition, as a defensive measure or under abnormal market conditions, the GNMA Fund and the Inflation Protected Fund may invest up to 100% of their assets in cash, cash equivalents or other high quality short-term investments.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities, such as those issued by Fannie Mae, Freddie Mac, the Student Loan Marketing Association (SLMA or Sallie
Mae), and the Federal Home Loan Banks (FHLB), are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality such as obligations issued by the Federal Farm Credit Banks Funding Corporation (FFCB). There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. That being said, U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other debt securities, they are still sensitive to interest rate changes, which will cause their prices to fluctuate.

VARIABLE- AND FLOATING-RATE DEBT SECURITIES pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable-rate securities may be combined with a put or demand feature (variable-rate demand securities) that entitles the holder to the right to demand repayment in full or to resell at a specific price and/or time. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. There are risks involved with these securities because there may be no active secondary market for a particular variable-rate demand security purchased by a fund. In addition, a fund may exercise its demand rights only at certain times. A fund could also suffer losses in the event that the issuer defaults on its obligation.

Synthetic variable or floating rate securities include tender option bond receipts. Tender option bond receipts are derived from fixed-rate municipal bonds that are placed in a trust from which two classes of trust receipts are issued. These receipts represent proportionate interest in the underlying bonds. Interest payments are made on the bonds based upon a predetermined rate. Under certain circumstances, the holder of a trust receipt also may participate in any gain or loss on the sale of such bonds. Tender option bond trust receipts generally are structured as private placements and, accordingly, may be deemed to be restricted securities for purposes of a fund's investment limitations.

The Tax-Free Bond Funds may invest in municipal residual interest tender option bonds, which are derivative instruments in municipal bonds. Although volatile, municipal residual interest tender option bonds typically offer the potential for yields exceeding the yields available on comparable fixed-rate municipal bonds. Municipal residual interest tender option bonds pay interest at rates that bear an inverse relationship to the interest rate on another security ("inverse floaters"). An investment in inverse floaters may involve greater risk than investment in a fixed-rate municipal bon because changes in the interest rate on the other security inversely affect the residual interest paid on the inverse floater and, therefore, the value of an inverse floater is generally more volatile than that of a fixed-rate municipal bond. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest received when short-term interest rates rise, and increase the interest received when short-term interest rates fall. These securities tend to underperform the market for fixed-rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed-rate municipal bonds when interest rates decline. Shifts in long-term rates may, however, alter this tendency. A fund's investments in inverse floaters also amplifies the effects of the fund's use of leverage, which tends to magnify the effect of any decrease or increase in the value of a fund's portfolio securities. The use of leverage may cause a fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

WARRANTS are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at a specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security. Except for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM, the Tax-Free Bond Funds do not invest in Warrants.

WRAP AGREEMENTS may be entered into by a fund with insurance companies, banks or other financial institutions (wrapper providers). A wrap agreement typically obligates the wrapper provider to maintain the value of the assets covered under the agreement (covered assets) up to a specified maximum dollar amount upon the occurrence of certain specified events. The value is pre-determined using the purchase price of the securities plus interest at a specified rate minus an adjustment for any defaulted securities. The specified interest rate may be adjusted periodically under the terms of the agreement. While the rate typically will reflect movements in the market rates of interest, it may at times be less or more than the actual rate of income earned on the covered assets. The rate also can be impacted by defaulted securities and by purchase and redemption levels in a fund. A fund also pays a fee under the agreement, which reduces the rate as well.

Wrap agreements may be used as a risk management technique intended to help minimize fluctuations in a fund's NAV. However, a fund's NAV will typically fluctuate at least minimally, and may fluctuate more at times when interest rates are fluctuating. Additionally, wrap agreements do not protect against losses a fund may incur if the issuers of portfolio securities do not make timely payments of interest and/or principal. A wrap agreement provider also could default on its obligations under the agreement. Therefore, a fund will only invest in a wrap provider with an investment-grade credit rating. There is no active trading market for wrap agreements and none is expected to develop. Therefore, wrap agreements are considered illiquid investments. There is no guarantee that a fund will be able to purchase any wrap agreements or replace ones that defaulted. Wrap agreements are valued using procedures adopted by the Board of Trustees. There are risks that the value of a wrap agreement may not be sufficient to minimize the fluctuations in a fund's NAV. All of these factors might result in a decline in the value of a fund's shares.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the Internal Revenue Code and avoid a certain excise tax, a fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             INVESTMENT LIMITATIONS

The following investment limitations are fundamental investment polices and restrictions and may be changed only by vote of a majority of a fund's outstanding voting shares.

SCHWAB TAX-FREE YIELDPLUS FUND AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND MAY
NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

2) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

3) Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from federal income tax, including the federal alternative minimum tax.

SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND ALSO MAY NOT:

1) Normally invest less than 80% of its net assets in municipal securities, the interest from which is exempt from California personal income tax.

SCHWAB SHORT-TERM BOND MARKET FUND TM AND SCHWAB TOTAL BOND MARKET FUND TM
MAY:

1) Lend or borrow money to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

2) Pledge, mortgage or hypothecate any of its assets to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

3) Not concentrate investments in a particular industry or group of industries, or within one state (except to the extent that the index which each fund seeks to track is also so concentrated) as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

4) Underwrite securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

5) Not purchase securities of an issuer, except as consistent with the maintenance of its status as an open-end diversified company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Not purchase securities of other investment companies, except as permitted by the Investment Company Act of 1940.

7) Issue senior securities to the extent permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

8) Purchase or sell commodities, commodities contracts, futures contracts, or real estate to the extent permitted by the Investment Company Act of 1940 or rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, SCHWAB LONG-TERM TAX-FREE BOND FUND TM, SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM MAY NOT:

1) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2) Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Purchase securities of other investment companies, except as permitted by the 1940 Act.

4) Make loans to other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5) Borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6) Issue senior securities, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

7) Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

THE SCHWAB YIELDPLUS FUND(R), SCHWAB GNMA FUND TM AND SCHWAB INFLATION PROTECTED FUND TM MAY NOT:

1) Purchase securities of any issuer, unless consistent with the maintenance of its status as a diversified investment management company under the Investment Company Act of 1940 Act (the 1940 Act), or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time;

2) Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time; and

THE SCHWAB YIELDPLUS FUND(R) AND SCHWAB GNMA FUND TM MAY NOT:

1) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

THE SCHWAB INFLATION PROTECTED FUND TM MAY NOT:

1) (i) Purchase or sell commodities, commodities contracts, futures contracts or real estate, (ii) lend or borrow, (iii) issue senior securities, (iv) underwrite securities or (v) pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act, or the rules or regulations thereunder, as such statute, rules and regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than U.S. government securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each fund's non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets. The foregoing restrictions does not apply to non-diversified funds.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The funds have adopted a fundamental policy that would permit direct investment in real estate.

However, each fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each fund's Board of Trustees.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

The following are non-fundamental investment policies and restrictions and may be changed by the Board of Trustees.

THE SCHWAB TAX-FREE YIELDPLUS FUND TM, SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND TM AND SCHWAB INFLATION PROTECTED FUND TM MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

4) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

5)    Invest more than 15% of its net assets in illiquid securities.

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE BOND FUNDS MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

4) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

5) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries (except that each fund may purchase securities to the extent that its index is also so concentrated).

6)    Invest more than 15% of its net assets in illiquid securities.

7) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE SCHWAB SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, SCHWAB LONG-TERM TAX-FREE BOND FUND TM, SCHWAB CALIFORNIA SHORT/INTERMEDIATE TAX-FREE BOND FUND TM, AND SCHWAB CALIFORNIA LONG-TERM TAX-FREE BOND FUND TM MAY NOT:

1) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

3) Purchase securities the income of which is subject to federal alternative minimum tax if, by reason of such purchase, the total income earned by such securities would exceed 20% of all income earned by a fund.

4) Under normal circumstances, invest less than 65% of its total assets in securities deemed by the investment adviser to be bonds.

5) Borrow money except that each fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

7)    Invest more than 15% of its net assets in illiquid securities.

8) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry, or group of industries (although securities issued by governments or political subdivisions of governments are not considered to be securities subject to this industry concentration restriction).

9) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

THE SCHWAB YIELDPLUS FUND AND THE SCHWAB GNMA FUND TM MAY NOT:

1)    Invest more than 15% of its net assets in illiquid securities.

2) Purchase securities of other investment companies, except as permitted by the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3) Sell securities short unless it owns the security or the right to obtain the security or equivalent securities, or unless it covers such short sale as required by current SEC rules and interpretations (transactions in futures contracts, options and other derivative instruments are not considered selling securities short).

4) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities and provided that margin deposits in connection with futures contracts, options on futures or other derivative instruments shall not constitute purchasing securities on margin.

5) Borrow money except that the fund may (i) borrow money from banks or through an interfund lending facility, if any, only for temporary or emergency purposes (and not for leveraging) and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days).

6) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry or group of industries.

7) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

8) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (i) purchase securities of companies that deal in real estate or interests therein (including REITs), (ii) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (iii) purchase securities of companies that deal in precious metals or interests therein.

SUBSEQUENT CHANGES IN NET ASSETS

Policies and investment limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard shall be measured immediately after and as a result of the fund's acquisition of such security or asset, unless otherwise noted. Except with respect to limitations on borrowing and futures and option contracts, any subsequent change in net assets or other circumstances does not require a fund to sell an investment if it could not then make the same investment. With respect to the limitation on illiquid securities, in the event that a subsequent change in net assets or other circumstances causes a fund to exceed its limitation, the fund will take steps to bring the aggregate amount of illiquid instruments back within the limitations as soon as reasonably practicable.

                             MANAGEMENT OF THE FUNDS

The funds are overseen by a Board of Trustees. The trustees are responsible for protecting shareholder interests. The trustees regularly meet to review the investment activities, contractual arrangements and the investment performance of the fund. The trustees met 7 times during the most recent fiscal year.

Certain trustees are "interested persons." A trustee is considered an interested person of the Trust under the 1940 Act if he or she is an officer, director, or an employee of Charles Schwab Investment Management, Inc. ("CSIM") or Charles Schwab & Co., Inc. ("Schwab"). A trustee also may be considered an interested person of the Trust under the 1940 Act if he or she owns stock of The Charles Schwab Corporation, a publicly traded company and the parent company of the fund's investment adviser and distributor.

Each of the officers and/or trustees also serves in the same capacity as described for the Trust, for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios

(collectively referred to herein as the "Family of Investment Companies"), which as of August 31, 2006, included 57 funds.

The tables below provide information about the trustees and officers for the Trust, which includes funds in this SAI. The "Fund Complex" includes The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Laudus Trust, Laudus Variable Insurance Trust, Excelsior Funds, Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust. As of August 31, 2006, the Fund Complex included 98 funds. The address of each individual listed below is 101 Montgomery Street, San Francisco, California 94104.

        NAME, YEAR OF                     PRINCIPAL                     NUMBER OF                        OTHER
         BIRTH, AND                   OCCUPATIONS DURING              PORTFOLIOS IN                  DIRECTORSHIPS
      POSITION(S) WITH               THE PAST FIVE YEARS              FUND COMPLEX
         THE TRUST;                                                    OVERSEEN BY
      (TERM OF OFFICE                                                  THE TRUSTEE
       AND LENGTH OF
       TIME SERVED 1)
INDEPENDENT TRUSTEES
Mariann Byerwalter             Chairman of JDN Corporate                    98              Board 1 -- Director, Redwood
1960                           Advisory LLC.  From 1996 to                                  Trust, Inc.
Trustee                        2001, Vice President for
(Trustee of Schwab             Business Affairs and Chief                                   Board 2 -- Director, PMI Group,
Investments since 2000.)       Financial Officer of Stanford                                Inc.
                               University, and in 2001,
                               Special Advisor to the
                               President of Stanford University.

Donald F. Dorward              Chief Executive Officer,                     57              None.
1931                           Dorward & Associates (corporate
Trustee                        management, marketing and
(Trustee of Schwab             communications consulting
Investments since 1989.)       firm).  From 1996-1999,
                               Executive Vice President and
                               Managing Director, Grey
                               Advertising.  Prior to 1996,
                               President and Chief Executive
                               Officer, Allen & Dorward
                               Advertising.

        NAME, YEAR OF                     PRINCIPAL                     NUMBER OF                        OTHER
         BIRTH, AND                   OCCUPATIONS DURING              PORTFOLIOS IN                  DIRECTORSHIPS
      POSITION(S) WITH               THE PAST FIVE YEARS              FUND COMPLEX
         THE TRUST;                                                    OVERSEEN BY
      (TERM OF OFFICE                                                  THE TRUSTEE
       AND LENGTH OF
       TIME SERVED 1)
William A. Hasler              Retired.  Dean Emeritus, Haas                98              Board 1 -- Director, Aphton
1941                           School of Business, University                               Corp.
Trustee                        of California, Berkeley.  Until
(Trustee of Schwab             February 2004, Co-Chief                                      Board 2 -- Director, Mission
Investments since 2000.)       Executive Officer, Aphton Corp.                              West Properties.
                               (bio-pharmaceuticals).  Prior
                               to August 1998, Dean of the                                  Board 3 -- Director, TOUSA.
                               Haas School of Business,
                               University of California,                                    Board 4 -- Director, Stratex
                               Berkeley (higher education).                                 Networks.

                                                                                            Board 5 -- Director, Genitope
                                                                                            Corp.

                                                                                            Board 6 -- Director &
                                                                                            Non-Executive Chairman,
                                                                                            Solectron Corp.

                                                                                            Board 7 -- Director, Ditech
                                                                                            Communications Corp.
Robert G. Holmes               Chairman, Chief Executive                    57              None.
1931                           Officer and Director, Semloh
Trustee                        Financial, Inc. (international
(Trustee of Schwab             financial services and
Investments since 1989.)       investment advisory firm).

Gerald B. Smith                Chairman and Chief Executive                 57              Board 1 -- Board of Cooper
1950                           Officer and founder of Smith                                 Industries.
Trustee                        Graham & Co. (investment
(Trustee of Schwab             advisors).                                                   Board 2 -- Chairman of the Audit
Investments since 2000.)                                                                    Committee of Northern Border
                                                                                            Partners, M.L.P.
Donald R. Stephens             Managing Partner, D.R. Stephens              57              None.
1938                           & Company (investments). Prior
Trustee                        to 1996, Chairman and Chief
(Trustee of Schwab             Executive Officer of North
Investments since 1989.)       American Trust (real estate
                               investment trust).

        NAME, YEAR OF                     PRINCIPAL                     NUMBER OF                        OTHER
         BIRTH, AND                   OCCUPATIONS DURING              PORTFOLIOS IN                  DIRECTORSHIPS
      POSITION(S) WITH               THE PAST FIVE YEARS              FUND COMPLEX
         THE TRUST;                                                    OVERSEEN BY
      (TERM OF OFFICE                                                  THE TRUSTEE
       AND LENGTH OF
       TIME SERVED 1)
Michael W. Wilsey              Chairman and Chief Executive                 57              None.
1943                           Officer, Wilsey Bennett, Inc.
Trustee                        (real estate investment and
(Trustee of Schwab             management, and other
Investments since 1989.)       investments).

INTERESTED TRUSTEES
Charles R. Schwab 2            Chairman, Chief Executive                    57              None.
1937                           Officer and Director, The
Chairman and Trustee           Charles Schwab Corporation,
(Chairman and Trustee of       Charles Schwab & Co., Inc.;
Schwab Investments since       Chairman and Director, Charles
1989.)                         Schwab Investment Management,
                               Inc., Charles Schwab Bank,
                               N.A.; Chairman and Chief
                               Executive Officer, Schwab (SIS)
                               Holdings Inc. I, Schwab
                               International Holdings, Inc.;
                               Chief Executive Officer and
                               Director, Schwab Holdings,
                               Inc.; Director, U.S. Trust
                               Company, N.A., U.S. Trust
                               Corporation, United States
                               Trust Company of New York.
                               Until May 2003, Co-Chief
                               Executive Officer, The Charles
                               Schwab Corporation.

Randall W. Merk 2              Executive Vice President and                 98              None.
1954                           President, Schwab Financial
Trustee                        Products, Charles Schwab & Co.,
(Trustee of Schwab             Inc.; Director, Charles Schwab
Investments since 2005.)       Asset Management (Ireland)
                               Limited and Charles Schwab
                               Worldwide Funds PLC. From
                               September 2002 to

        NAME, YEAR OF                     PRINCIPAL                     NUMBER OF                        OTHER
         BIRTH, AND                   OCCUPATIONS DURING              PORTFOLIOS IN                  DIRECTORSHIPS
      POSITION(S) WITH               THE PAST FIVE YEARS              FUND COMPLEX
         THE TRUST;                                                    OVERSEEN BY
      (TERM OF OFFICE                                                  THE TRUSTEE
       AND LENGTH OF
       TIME SERVED 1)
                               July 2004, Chief Executive
                               Officer and President,
                               Charles Schwab Investment
                               Management, Inc. and
                               Executive Vice President,
                               Charles Schwab & Co., Inc.
                               Prior to September 2002,
                               President and Chief Investment
                               Officer, American Century
                               Investment Management, and
                               Director, American Century
                               Companies, Inc.


                  NAME, YEAR OF BIRTH, AND                            PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
                POSITION(S) WITH THE TRUST;                                                YEARS
                      (TERM OF OFFICE
                    AND LENGTH OF TIME
                         SERVED 3)
OFFICERS

Evelyn Dilsaver                                               President, Chief Executive Officer, and Director, Charles
1955                                                          Schwab Investment Management, Inc.; Executive Vice President,
President and Chief Executive Officer                         Charles Schwab & Co., Inc; President and Chief Executive
(Officer of Schwab Investments since 2004.)                   Officer, Laudus Trust and Laudus Variable Insurance Trust;
                                                              President, Excelsior Funds Inc., Excelsior Tax-Exempt Funds,
                                                              Inc., and Excelsior Funds Trust; President, Mutual Fund
                                                              Division, UST Advisers, Inc. From June 2003 to July 2004,
                                                              Senior Vice President, Asset Management Products and Services,
                                                              Charles Schwab & Co., Inc. Prior to June 2003, Executive Vice
                                                              President, Chief Financial Officer, and Chief Administrative
                                                              Officer, U.S. Trust, a subsidiary of The Charles Schwab
                                                              Corporation.

                  NAME, YEAR OF BIRTH, AND                            PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
                POSITION(S) WITH THE TRUST;                                                YEARS
                      (TERM OF OFFICE
                    AND LENGTH OF TIME
                         SERVED 3)
George Pereira                                                Senior Vice President and Chief Financial Officer, Charles
1964                                                          Schwab Investment Management, Inc.; Chief Financial Officer,
Treasurer and Principal Financial Officer                     Laudus Trust and Laudus Variable Insurance Trust; Chief
(Officer of Schwab Investments since 2004.)                   Financial Officer and Chief Accounting Officer, Excelsior Funds
                                                              Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds
                                                              Trust; Chief Financial Officer, Mutual Fund Division, UST
                                                              Advisers, Inc.  Director, Charles Schwab Worldwide Fund, PLC
                                                              and Charles Schwab Asset Management (Ireland) Limited.  From
                                                              December 1999 to November 2004, Sr. Vice President, Financial
                                                              Reporting, Charles Schwab & Co., Inc.

Koji E. Felton                                                Senior Vice President, Chief Counsel and Corporate Secretary,
1961                                                          Charles Schwab Investment Management, Inc.; Senior Vice
Secretary and Chief Legal Officer                             President and Deputy General Counsel, Charles Schwab & Co.,
(Officer of Schwab Investments since 1998.)                   Inc.  Chief Legal Officer, Laudus Trust and Laudus Variable
                                                              Insurance Trust. Chief Legal Officer and Secretary, Excelsior
                                                              Funds Inc., Excelsior Tax-Exempt Funds, Inc., and Excelsior
                                                              Funds Trust.  Prior to June 1998, Branch Chief in Enforcement
                                                              at U.S. Securities and Exchange Commission in San Francisco.

Randall Fillmore                                              Senior Vice President and Chief Compliance Officer, Charles
1960                                                          Schwab Investment Management, Inc.; Senior Vice President,
Chief Compliance Officer and AML Officer                      Charles Schwab & Co., Inc.; Chief Compliance Officer, Laudus
(Officer of Schwab Investments since 2002.)                   Trust, Laudus Variable Insurance Trust, Excelsior Funds Inc.,
                                                              Excelsior Tax-Exempt Funds, Inc., and Excelsior Funds Trust.
                                                              From 2002 to 2003, Vice President, Charles Schwab & Co., Inc.,
                                                              and Charles Schwab Investment Management, Inc.  From 2000 to
                                                              2002, Vice President, Internal Audit, Charles Schwab & Co., Inc.

Kimon P. Daifotis                                             Senior Vice President and Chief Investment Officer -- Fixed
1959                                                          Income, Charles Schwab Investment Management, Inc.  Prior to
Senior Vice President and Chief Investment Officer -- Fixed   2004, Vice President and Sr. Portfolio Manager, Charles Schwab
Income                                                        Investment Management, Inc.
(Officer of Schwab Investments since 2004.)

Jeffrey M. Mortimer                                           Senior Vice President and Chief Investment Officer -- Equities,
1963                                                          Charles Schwab Investment Management, Inc.; Vice President and
Senior Vice President and Chief Investment Officer --         Chief Investment Officer, Laudus Trust and Laudus Variable
Equities                                                      Insurance Trust.  Prior to 2004, Vice President and Sr.
(Officer of Schwab Investments since 2004.)                   Portfolio Manager, Charles Schwab Investment Management, Inc.

1 Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds(R) retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. Independent trustees elected prior to January 1, 2000 will retire on the following schedule: Messrs. Holmes and Dorward will retire on December 31, 2007, and Messrs. Stephens and Wilsey will retire on December 31, 2010.

2 Mr. Schwab and Mr. Merk are Interested Trustees because they are employees of Schwab and/or the adviser. In addition to their employment with the investment adviser and the distributor, Messrs. Schwab and Merk also own stock of The Charles Schwab Corporation.

3 The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer serves at the pleasure of the Board.

                               TRUSTEE COMMITTEES

The Board of Trustees has established certain committees and adopted Committee charters with respect to those committees, each as described below:

      - The Audit and Compliance Committee (formerly the Audit/Portfolio Compliance Committee) has oversight responsibility for the integrity of the Trust's financial reporting processes and compliance policies, procedures and processes, and for the Trust's overall system of internal controls. This Committee is comprised of at least four Independent Trustees. Currently, Messrs. Hasler, Holmes, Wilsey and Ms. Byerwalter are members of this Committee. The charter directs that the Committee must meet four times annually, with additional meetings as the Committee deems appropriate. The Committee met 4 times during the most recent fiscal year.

      - The primary purpose of the Governance Committee is to review and make recommendations to the Board regarding Trust governance-related matters, including but not limited to Board compensation practices, retirement policies and term limits, Board self-evaluations, the effectiveness and allocation of assignments and functions by the Board, the composition of committees of the Board, and the training of Trustees. The Committee is also responsible for selecting and nominating candidates to serve as trustees. There are no specific procedures in place to consider nominees recommended by shareholders, but such nominees would be considered if such nominations were submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Hasler and Holmes and Ms. Byerwalter are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 5 times during the most recent fiscal year.

      - The primary purpose of the Investment Oversight Committee is to oversee the investment activities of the Trust. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Smith, Stephens and Wilsey are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.

      - The primary purposes of the Marketing, Distribution and Shareholder Services Committee are to review matters relating to the marketing of the Trust's shares; to oversee the quality and cost of shareholder services provided to the Trust and its shareholders pursuant to the shareholder servicing and/or administrative service plans; and to oversee the Trust's distribution-related arrangements, including the distribution-related services provided to the Trust and its shareholders. This Committee is comprised of at least three Independent Trustees. Currently, Messrs. Dorward, Smith and Stephens are members of this Committee. The charter directs that the Committee meets at such times and with such frequency as is deemed necessary or appropriate by the Committee. The Committee met 4 times during the most recent fiscal year.

                              TRUSTEE COMPENSATION

The following table provides trustee compensation for the fiscal year ending August 31, 2006. Certain information is provided for the Fund Complex, which included 98 funds as of August 31, 2006.


                               TAXABLE BOND FUNDS

Name of Trustee                                           Aggregate Compensation                     Pension or
                                                            From Each Fund ($)                       Retirement        ($) Total
                                                                                                     Benefits          Compensation
                                                                                                     Accrued as        from Fund
                                                                                                     Part of Fund      Complex ($)
                                                                                                     Expenses
                          Short-Term      Total       YieldPlus      GNMA        Inflation
                          Bond            Bond        Fund           Fund        Protected Fund
                          Market          Market
                          Fund            Fund
INTERESTED TRUSTEES
Charles R. Schwab         $0              $0          $0             $0                $0                 N/A          $0
Randall W. Merk           $0              $0          $0             $0                $0                 N/A          $0
INDEPENDENT TRUSTEES
Mariann Byerwalter        $1,910          $2,422      $7,170         $1,385           $841              $11,509        $245,867
Donald F. Dorward         $1,910          $2,422      $7,170         $1,385           $841                N/A          $186,975
William A. Hasler         $1,934          $2,452      $7,253         $1,402           $841              $11,509        $248,367
Robert G. Holmes          $1,910          $2,422      $7,170         $1,385           $841                N/A          $186,975
Gerald B. Smith           $1,910          $2,422      $7,170         $1,385           $841                N/A          $186,975
Donald R. Stephens        $1,790          $2,306      $6,912         $1,292           $706                N/A          $180,750
Michael W. Wilsey         $1,716          $2,202      $6,558         $1,242           $601                N/A          $171,775

16


                               TAX-FREE BOND FUNDS

                                                                                                      Pension or
                                                            ($)                                       Retirement             ($)
   Name of Trustee                         Aggregate Compensation from each Fund                       Benefits             Total
                                                                                                      Accrued as        Compensation
                                                                                                     Part of Fund         from Fund
                                                                                                       Expenses            Complex

                                                               California
                                                              Short/Inter-
                         Short/Intermediate    Long-Term      mediate Tax-     California Long
                              Tax-Free         Tax-Free        Free Bond        Term Tax-Free
                              Bond Fund        Bond Fund          Fund            Bond Fund
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Charles R. Schwab           $0                   $0               $0                $0                      N/A             $0

Randall W. Merk             $0                   $0               $0                $0                      N/A             $0

INDEPENDENT TRUSTEES

Mariann Byerwalter         $1,454              $1,549           $1,451            $1,519                 $11,509          $245,867

Donald F. Dorward          $1,454              $1,549           $1,451            $1,519                 N/A              $186,975

William A. Hasler          $1,473              $1,567           $1,469            $1,537                 $11,509          $248,367

Robert G. Holmes           $1,454              $1,549           $1,451            $1,519                 N/A              $186,975

Gerald B Smith             $1,454              $1,549           $1,451            $1,519                 N/A              $186,975

Donald R. Stephens         $1,369              $1,338           $1,364            $1,431                 N/A              $180,750

Michael W. Wilsey          $1,316              $1,286           $1,311            $1,374                 N/A              $171,775

                                                                                         Pension or
                                                           ($)                           Retirement          ($)
              Name of Trustee             Aggregate Compensation from each Fund           Benefits          Total
                                                                                         Accrued as      Compensation
                                                                                        Part of Fund      from Fund
                                                                                          Expenses         Complex

                                                                   California
                                          Tax-Free                  Tax-Free
                                          YieldPlus                YieldPlus
                                            Fund                     Fund
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Charles R. Schwab                            $0                     $0                        N/A           $0

Randall W. Merk                              $0                     $0                        N/A           $0

INDEPENDENT TRUSTEES

Mariann Byerwalter                           $1,704                 $1,860                    N/A           $245,867

Donald F. Dorward                            $1,704                 $1,860                    N/A           $186,975

William A. Hasler                            $1,725                 $1,883                    N/A           $248,367

Robert G. Holmes                             $1,704                 $1,860                    N/A           $186,975

Gerald B. Smith                              $1,704                 $1,860                    N/A           $186,975

Donald R. Stephens                           $1,610                 $1,758                    N/A           $180,750

Michael W. Wilsey                            $1,547                 $1,683                    N/A           $171,775


                  SECURITIES BENEFICIALLY OWNED BY EACH TRUSTEE

The following tables provide each Trustee's equity ownership of the funds and ownership of all registered investment companies overseen by each Trustee in the Family of Investment Companies as of December 31, 2005. As of December 31, 2005, the Family of Investment Companies included 56 funds.

                               TAXABLE BOND FUNDS

     Name of Trustee                                   Dollar Range of Trustee Ownership                      Aggregate Dollar Range
                                                                of the Fund                                    of Trustee Ownership
                                                                                                                 In the Family of
                                                                                                               Investment Companies
                                                                                                 Inflation
                         Short-Term       Total Bond                                             Protected
                            Bond            Market           YieldPlus Fund        GNMA Fund        Fund
INTERESTED TRUSTEES

Charles R. Schwab        Over $100,000       None            Over $100,000        None              None         Over $100,000

Randall W. Merk          None                None            Over $100,000        Over $100,000     None         Over $100,000

INDEPENDENT TRUSTEES

Mariann Byerwalter       None                None            None                 None              None         Over $100,000

Donald F. Dorward        None                None            None                 None              None         Over $100,000

William A. Hasler        None                None            None                 None              None         Over $100,000

Robert G. Holmes         None                None            None                 None              None         Over $100,000

Gerald B. Smith          None                None            None                 None              None         Over $100,000

Donald R. Stephens       None                None            None                 None              None         Over $100,000

Michael W. Wilsey        None                None            Over $100,000        None              None         Over $100,000


                               TAX-FREE BOND FUNDS






       Name of Trustee                     Dollar Range of Trustee Ownership of the Fund
                                                                                                        Aggregate Dollar
                                                                 California                             Range of Trustee
                          Short/Inter-                          Short/Inter-        California          Ownership In the
                             mediate        Long-Term           mediate Tax-        Long-Term                Family
                            Tax-Free         Tax-Free            Free Bond           Tax-Free            of Investment
                            Bond Fund       Bond Fund               Fund            Bond Fund              Companies
------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Charles R. Schwab              None             None            Over $100,000     None                    Over $100,000

Randall W. Merk                None             None            None              None                    Over $100,000

INDEPENDENT TRUSTEES

Mariann Byerwalter             None             None            None              None                    Over $100,000

Donald F. Dorward              None             None            None              $10,001-$50,000         Over $100,000

William A. Hasler              None             None            None              None                    Over $100,000

Robert G. Holmes               None             None            None              None                    Over $100,000






       Name of Trustee               Dollar Range of Trustee Ownership of the Fund
                                                                                                        Aggregate Dollar
                                                                 California                             Range of Trustee
                          Short/Inter-                          Short/Inter-        California          Ownership In the
                             mediate        Long-Term           mediate Tax-        Long-Term                Family
                            Tax-Free         Tax-Free            Free Bond           Tax-Free            of Investment
                            Bond Fund       Bond Fund               Fund            Bond Fund              Companies
------------------------------------------------------------------------------------------------------------------------
Gerald B. Smith                None             None            None                None                  Over $100,000

Donald R. Stephens             None             None            None                None                  Over $100,000

Michael W. Wilsey              None             None            None                None                  Over $100,000


      SCHWAB TAX-FREE YIELDPLUS FUND TM AND THE SCHWAB CALIFORNIA TAX-FREE
                               YIELDPLUS FUND TM



                                              Dollar Range of Trustee Ownership              Aggregate Dollar Range
     Name of Trustee                                       of the Fund                        of Trustee Ownership
                                                                                                 In the Family
                                                                   Schwab California        of Investment Companies
                                              Schwab Tax-Free      Tax-Free YieldPlus
                                              YieldPlus Fund              Fund
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Charles R. Schwab                                  None                   None                   Over $100,000

Randall W. Merk                                    None                   None                   Over $100,000

INDEPENDENT TRUSTEES

Mariann Byerwalter                                 None                   None                   Over $100,000

Donald F. Dorward                                  None                   None                   Over $100,000

William A. Hasler                                  None                   None                   Over $100,000

Robert G. Holmes                                   None                   None                   Over $100,000

Gerald B. Smith                                    None                   None                   Over $100,000

Donald R. Stephens                                 None                   None                   Over $100,000

Michael W. Wilsey                                  None                   None                   Over $100,000

                           DEFERRED COMPENSATION PLAN

Independent Trustees may enter into a fee deferral plan. Under this plan, deferred fees will be credited to an account established by the trust as of the date that such fees would have been paid to the trustee. The value of this account will equal the value that the account would have if the fees credited to the account had been invested in the shares of Schwab Funds(R) selected by the trustee. Currently, none of the Independent Trustees has elected to participate in this plan.

                                 CODE OF ETHICS

The funds, their investment adviser and Schwab have adopted a Code of Ethics
(Code) as required under the 1940 Act. Subject to certain conditions or restrictions, the Code permits the trustees, directors, officers or advisory representatives of the funds or the investment adviser or the directors or officers of Schwab to buy or sell directly or indirectly securities for their own accounts. This includes securities that may be purchased or held by the funds. Securities transactions by some of these individuals may be subject to prior approval of the investment adviser's Chief Compliance Officer or alternate. Most securities transactions are subject to quarterly reporting and review requirements.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of October 20, 2006, the officers and trustees of the funds, as a group owned of record or beneficially less than 1% of the outstanding voting securities of the funds except with respect to the Schwab Inflation Protected Fund, the group owned 30.36% of the fund.

As of October 17, 2006, the following represents persons or entities that owned, of record or beneficially, more than 5% of the outstanding voting securities of any class of a fund:

SCHWAB TOTAL BOND MARKET FUND
     Schwab MarketTrack Balanced Fund             120 Kearny Street
                                                  San Francisco, CA 94104     14.45%

     Schwab MarketTrack Conservative              120 Kearny Street
                                                  San Francisco, CA 94104     13.45%

     Schwab MarketTrack Growth                    120 Kearny Street
                                                  San Francisco, CA 94104      8.35%

     The Charles Schwab Trust                     101 Montgomery Street
                                                  San Francisco, CA 94104      8.80%

SCHWAB INFLATION PROTECTED FUND
     The Charles and Helen Schwab Living Trust    P.O. Box 192861
                                                  San Francisco, CA 94119     29.34%

SCHWAB SHORT-TERM BOND MARKET FUND
     The Charles Schwab Trust                     101 Montgomery Street
                                                  San Francisco, CA 94104      5.65%

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as each fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab), 101 Montgomery Street, San Francisco CA 94104, is an affiliate of the investment adviser and is the Trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

Advisory Agreement

After an initial two year period, the continuation of a fund's Advisory Agreement must be specifically approved at least annually (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or "interested persons" of any party (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval.

Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement between the Trust and CSIM with respect to existing funds in the Trust. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the funds' investment adviser, as well as extensive data provided by third parties, and the Independent Trustees receive advice from counsel to the Independent Trustees.

For its advisory and administrative services to each fund, the investment adviser is entitled to receive a graduated annual fee payable monthly based on each fund's average daily net assets as described below.

SCHWAB SHORT-TERM BOND MARKET FUND TM
SCHWAB TOTAL BOND MARKET FUND TM
First $500 million -- 0.30%
More than $500 million -- 0.22%

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab Short-Term Bond Market Fund paid net investment advisory fees of $1,718,000 (gross fees were reduced by $242,000), $1,844,000 (gross fees were reduced by $98,000) and $1,614,000 (gross fees were reduced by $126,000), respectively.

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab Total Bond Market Fund TM paid net investment advisory fees of $2,507,000 (gross fees were reduced by $202,000), $2,849,000 (gross fees were reduced by $0) and $3,048,000 (gross fees were reduced by $0), respectively.

Through November 14, 2007, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Schwab Short-Term Bond Market Fund and Schwab Total Bond Market Fund to 0.55% of each fund's average daily net assets.

SCHWAB YIELDPLUS FUND(R)
First $500 million -- 0.35%
More than $500 million -- 0.30%

For the fiscal years ended August 31, 2004, 2005 and 2006, the fund paid net investment advisory fees of $7,584,000 (gross fees were reduced by $0), $14,676,000 (gross fees were reduced by $0) and $19,899,000 (gross fees were reduced by $0), respectively.

SCHWAB GNMA FUND TM
First $500 million -- 0.45%
More than $500 million to $1 billion -- 0.40%
More than $1 billion -- 0.375%

Prior to November 15, 2004 for its advisory and administrative services for the fund, the investment adviser was entitled to receive an annual fee, payable monthly from the fund of 0.45% of its average daily net assets.

For the fiscal years ended August 31, 2004, 2005 and 2006, the fund paid net investment advisory fees of $24,000 (gross fees were reduced by $166,000), $61,000 (gross fees were reduced by $108,000) and $80,000 (gross fees were reduced by $94,000), respectively.

Through November 14, 2007, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares(R) of the fund to 0.74% and 0.55%, respectively, of the share class' average daily net assets.

SCHWAB INFLATION PROTECTED FUND TM
First $500 million -- 0.40%
More than $500 million but not in excess of $1 billion -- 0.35%
More than $1 billion -- 0.33%

For the period January 21, 2006 to August 31, 2006, the Schwab Inflation Protected Fund paid net investment advisory fees of $0 (gross fees were reduced by $72,000).

Through November 14, 2007, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) of the Investor Shares and Select Shares(R) of the fund to 0.65% and 0.50%, respectively, of the share class' average daily net assets.

TAX-FREE BOND FUNDS, EXCEPT FOR THE SCHWAB TAX-FREE YIELDPLUS FUND AND THE SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUND
First $500 million -- 0.30%
More than $500 million -- 0.22%

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab Short/Intermediate Tax-Free Bond Fund TM paid net investment advisory fees of $501,000 (gross fees were reduced by $0), $447,000 (gross fees were reduced by $0) and $367,000 (gross fees were reduced by $19,000), respectively.

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab Long-Term Tax-Free Bond Fund TM paid net investment advisory fees of $238,000 (gross fees were reduced by $10,000), $254,000 (gross fees were reduced by $9,000) and $240,000 (gross fees were reduced by $37,000), respectively.

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab California Short/Intermediate Tax-Free Bond Fund TM paid net investment advisory fees of $509,000 (gross fees were reduced by $0), $451,000 (gross fees were reduced by $0) and $368,000 (gross fees were reduced by $0), respectively.

Through November 14, 2007, Schwab and the investment adviser have agreed to limit the annual operating expenses (excluding interest, taxes and certain non-routine expenses) to 0.65% of the fund's average daily net assets for the Schwab Short/Intermediate Tax-Free Bond Fund, the Schwab Long-Term Tax-Free Bond Fund and the Schwab California Short/Intermediate Tax-Free

Bond Fund.

For the fiscal years ended August 31, 2004, 2005 and 2006, the Schwab California Long-Term Tax-Free Bond Fund TM paid net investment advisory fees of $563,000 (gross fees were reduced by $0), $564,000 (gross fees were reduced by $0) and $598,000 (gross fees were reduced by $0), respectively.

SCHWAB TAX-FREE YIELDPLUS AND SCHWAB CALIFORNIA TAX-FREE YIELDPLUS FUNDS First $500 million -- 0.35%
More than $500 million -- 0.30%

For the period December 16, 2004 to August 31, 2005 and for the fiscal year ending August 31, 2006, the Schwab Tax-Free YieldPlus Fund paid net investment advisory fees of $341,000 (gross fees were reduced by $530,000) and $1,286,000 (gross fees were reduced by $162,000), respectively.

For the period December 16, 2004 to August 31, 2005 and for the fiscal year ending August 31, 2006, the Schwab California Tax-Free YieldPlus Fund paid net investment advisory fees of $489,000 (gross fees were reduced by $539,000) and $1,965,000 (gross fees were reduced by $5,000) respectively.

With respect to each fund, through November 14, 2007, Schwab and the investment adviser have agreed to limit the annual operating expenses of each fund (excluding interest, taxes and certain non-routine expenses) to 0.64% of the average daily net assets for the Investor Shares and 0.49% of the average daily net assets for the Select Shares.

The amount of the expense caps is determined in coordination with the Board of Trustees, and the expense cap is intended to limit the effects on shareholders of expenses incurred in the ordinary operation of the fund. The expense cap is not intended to cover all fund expenses, and the fund's expenses may exceed the expense cap. For example, the expense cap does not cover investment-related expenses, such as brokerage commissions, interest and taxes, nor does it cover extraordinary or non-routine expenses, such as shareholder meeting costs.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of a fund and is the trust's agent for the purpose of the continuous offering of a fund's shares. Each fund pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplemental sales literature and advertising. Schwab receives no fee under the Distribution Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing a fund's prospectuses, financial reports and other informational literature about the funds. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets Schwab Funds(R) and provides other services. At its own expense, Schwab may engage third party entities, as appropriate, to perform some or all of these services.

For the services performed as transfer agent under its contract with a fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.05% of a fund's average daily net assets. For the services performed as shareholder services agent under its contract with Schwab Short-Term Bond Market Fund, Schwab Total Bond Market Fund, Schwab Short/Intermediate Tax-Free Bond Fund and Schwab California Short/Intermediate Tax-Free Bond Fund, Schwab is entitled to receive an annual fee, payable monthly from each fund, in the amount of 0.20% of each fund's average daily net assets. For the services performed as shareholder services agent under its contract with the Schwab YieldPlus Fund, Schwab Tax-Free YieldPlus Fund, Schwab California Tax-Free YieldPlus Fund, GNMA Fund and Schwab Inflation Protected Fund, Schwab is entitled to receive an annual fee, payable monthly from each class of shares of the funds, in the amount of 0.20% of the Investor Shares' average daily net assets and 0.05% of the Select Shares' average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, serves as custodian and fund accountant for the funds.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the funds. The fund accountant maintains the books and records related to each fund's transactions.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The funds' independent registered public accounting firm, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of each series of the Trust and reviews certain regulatory reports and each fund's federal income tax return. They also perform other professional accounting, auditing, tax and advisory services when the Trust engages them to do so. Their address is Three Embarcadero Center, San Francisco, CA 94111-4004. Each fund's audited financial statements for the fiscal year ending August 31, 2006, are included in the fund's annual report that is supplied with the SAI.

                                  LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS. In addition to the funds, each portfolio manager (collectively referred to as the "Portfolio Managers") is responsible for the day-to-day management of certain other accounts, as listed below. The accounts listed below are not subject to a performance-based advisory fee. The information below is provided as of August 31, 2006.


                              Registered Investment Companies
                                   (this amount includes
                                     the funds in this               Other Pooled Investment
                            Statement of Additional Information)             Vehicles                        Other Accounts
-----------------------------------------------------------------------------------------------------------------------------------
                             Number of                               Number of                          Number of
              Name           Accounts         Total Assets           Accounts       Total Assets        Accounts        Total Assets
             ------          --------         ------------           --------       ------------        --------        ------------
KIMON DAIFOTIS                  35            $136 billion              0               --                47            $35 million
MATTHEW HASTINGS                 5             $10 billion              0               --                47            $35 million
STEVEN HUNG                      5             $10 billion              0               --                47            $35 million
ANDREW TIKOFSKY                  5             $10 billion              0               --                47            $35 million
JOANNE LARKIN                    6            $1.8 billion              0               --                47            $35 million

CONFLICTS OF INTEREST.

A Portfolio Manager's management of other managed accounts may give rise to potential conflicts of interest in connection with its management of a fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other mutual funds advised by CSIM (collectively, the "Other Managed Accounts"). The Other Managed Accounts might have similar investment objectives as a fund, track the same index a fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by a fund. While the Portfolio Managers' management of Other Managed Accounts may give rise to the potential conflicts of interest listed below, CSIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, CSIM believes it has adopted policies and procedures that are designed to manage those conflicts in an appropriate way.

KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES. A potential conflict of interest may arise as a result of the Portfolio Managers' day-to-day management of a fund. Because of their positions with a fund, the Portfolio Managers know the size, timing, and possible market impact of fund trades. It is theoretically possible that the Portfolio Managers could use this information to the advantage of the Other Managed Accounts they manage and to the possible detriment of a fund. However, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. When it is determined to be in the best interest of both accounts, the Portfolio Managers may aggregate trade orders for the Other Managed Accounts, with those of the funds. All aggregated orders are subject to CSIM's aggregation and allocation policy and procedures, which provide, among other things, that (i) a Portfolio Manager will not aggregate orders unless he or she believes such aggregation is consistent with his or her duty to seek best execution; (ii) no account will be favored over any other account; (iii) each account that participates in an aggregated order will participate at the average security price with all transaction costs shared on a pro-rata basis; and (iv) if the aggregated order cannot be executed in full, the partial execution is allocated pro-rata among the participating accounts in accordance with the size of each account's order.

INVESTMENT OPPORTUNITIES. A potential conflict of interest may arise as a result of the Portfolio Managers' management of a fund and Other Managed Accounts which, in theory, may allow them to allocate investment opportunities in a way that favors the Other Managed Accounts over the fund, which conflict of interest may be exacerbated to the extent that CSIM or the Portfolio Managers receive, or expect to receive, greater compensation from their management of the Other Managed Accounts than a fund. Notwithstanding this theoretical conflict of interest, it is CSIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, CSIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the Portfolio Managers may buy for an Other Managed Account securities that differ in identity or quantity from securities bought for a fund or refrain from purchasing securities for an Other Managed Account that they are otherwise buying for a fund in an effort to outperform its specific benchmark, such an approach might not be suitable for the fund given its investment objectives and related restrictions.

COMPENSATION. Charles Schwab & Co., the Trust's distributor, compensates each CSIM Portfolio Manager for his or her management of a fund. Each Portfolio Manager's compensation consists of a fixed annual ("base") salary and a discretionary bonus. The base salary is determined considering compensation payable for a similar position across the investment management industry and an evaluation of the individual Portfolio Manager's overall performance such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens and contribution to the firm's asset growth and business relationships.

The discretionary bonus is determined in accordance with the CSIM Portfolio Management Incentive Plan (the "Plan"), which is designed to reward consistent and superior investment performance relative to established benchmarks and/or industry peer groups. The Plan is an annual incentive plan that provides quarterly advances at management's discretion based on their determination of whether funds are available under the Plan as well as factors such as the portfolio manager's contribution to the firm's overall investment process, being good corporate citizens, and contribution to the firm's asset growth and business relationships.

The Plan consists of two independent funding components: 75% of the funding is based on fund investment performance and 25% of the funding is based on Schwab's corporate performance.

-     Fund Investment Performance

      Funding into this Plan component is determined by fund performance relative to a Lipper Category or an established industry peer group. Peer groups are determined by the CSIM Peer Group Committee and are reviewed on a regular basis.

      - A fund's investment performance ranking relative to its peer group or respective Lipper Category ("fund ranking") is determined based on its 1-year and 3-year pre-tax return before expenses. In determining the fund ranking, 75% of the weighting is based on the 3-year pre-tax performance and 25% is based on the 1-year pre-tax performance. The 1-year and 3-year performance numbers are calculated based on a calendar year.

A composite rating for each Portfolio Manager is then determined, based on a weighted average of all of their individual funds' rankings. The specific weight given to a fund in that calculation is determined by CSIM's senior management.

-     Schwab Corporate Performance

      Funding into this Plan component is determined by Schwab corporate performance which is based on two financial performance measures: (1) year-to-date net revenue growth; and (2) Schwab's profit margin. The actual amount of funding into the Plan is discretionary and is determined by Schwab's senior management following the end of each quarter.

The Portfolio Managers' compensation is not based on the value of the assets held in a fund's portfolio.

OWNERSHIP OF FUND SHARES. The following table shows the dollar amount range of the Portfolio Managers' "beneficial ownership" of shares of the funds they manage as of August 31, 2006. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.


                                                                                             DOLLAR RANGE OF
   PORTFOLIO MANAGER                                          FUND                             FUND SHARES
   -----------------                                          ----                             -----------

Kimon Daifotis                               Schwab GNMA Fund                                $1-$10,000
                                             Schwab CA Tax-Free                              $1-$10,000
                                             YieldPlus Investor Shares
                                             Schwab YieldPlus Fund Select Shares             $10,001-$50,000

Steven Hung                                  Schwab YieldPlus Fund                           $1-$10,000
                                             Investor Shares

Matt Hastings                                Schwab YieldPlus Fund                           $1-$10,000
                                             Select Shares

Andrew Tikofsky                              Schwab Taxable Funds                            $0

Joanne Larkin                                Schwab Tax-Free Funds                           $0

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, a fund's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities a fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

TAXABLE BOND FUNDS

The portfolio turnover rates for the Schwab Short-Term Bond Fund TM for the fiscal years ended August 31, 2005 and 2006 were 109% and 171%, respectively. The portfolio turnover rates for the Schwab Total Bond Market Fund TM for the fiscal years ended August 31, 2005 and 2006 were 219% and 221%, respectively.

The portfolio turnover rates for the Schwab YieldPlus Fund(R) for the fiscal years ended August 31, 2005 and 2006 were 76% and 54%, respectively.

The portfolio turnover rates for the Schwab GNMA Fund TM for the fiscal years ended August 31, 2005 and 2006 were 131% and 126%, respectively.

The portfolio turnover rate for the Schwab Inflation Protected Fund TM for the fiscal year ending August 31, 2006 was 2% (not annualized).

TAX-FREE BOND FUNDS

The portfolio turnover rates for the Schwab Tax-Free YieldPlus Fund TM and Schwab California Tax-Free YieldPlus Fund TM for the period December 16, 2004 to August 31, 2005 were 18% and 52%, respectively. The portfolio turnover rates for the Schwab Tax-Free YieldPlus Fund and Schwab California Tax-Free YieldPlus Fund for the fiscal year ending August 31, 2006 were 55% and 70%, respectively.

The portfolio turnover rates for the Schwab Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2005 and 2006 were 8% and 8%, respectively. The portfolio turnover rates for the Schwab Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2005 and 2006 were 1% and 23%, respectively.

The portfolio turnover rates for the Schwab California Short/Intermediate Tax-Free Bond Fund TM for the fiscal years ended August 31, 2005 and 2006 were 6% and 6%, respectively. The portfolio turnover rates for the Schwab California Long-Term Tax-Free Bond Fund TM for the fiscal years ended August 31, 2005 and 2006 were 8% and 19%, respectively.

                             PORTFOLIO TRANSACTIONS

The Taxable Bond Funds, Tax-Free Bond Funds, YieldPlus Fund, GNMA Fund and Inflation Protected Fund paid no brokerage commissions in the last 3 fiscal years.

The investment adviser makes decisions with respect to the purchase and sale of portfolio securities on behalf of the funds. The investment adviser is responsible for implementing these decisions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage. Purchases and sales of securities on a stock exchange or certain riskless principal transactions placed on NASDAQ are typically effected through brokers who charge a commission for their services. Purchases and sales of fixed income securities may be transacted with the issuer, the issuer's underwriter, or a dealer. The funds do not usually pay brokerage commissions on purchases and sales of fixed income securities, although the price of the securities generally includes compensation, in the form of a spread or a mark-up or mark-down, which is not disclosed separately. The prices the funds pay to underwriters of newly-issued securities usually include a commission paid by the issuer to the underwriter. Transactions placed through dealers who are serving as primary market makers reflect the spread between the bid and asked prices. The money market securities in which certain of the funds invest are traded primarily in the over-the-counter market on a net basis and do not normally involve either brokerage commissions or transfer taxes. It is expected that the cost of executing portfolio securities transactions of the funds will primarily consist of dealer spreads and underwriting commissions.

The investment adviser seeks to obtain the best execution in executing portfolio transactions. The investment adviser may take a number of factors into account in selecting brokers or dealers to execute these transactions. Such factors may include, without limitation, the following: execution price; brokerage commission or dealer spread; size or type of the transaction; nature or character of the markets; clearance or settlement capability; reputation; financial strength and stability of the broker or dealer; efficiency of execution and error resolution; block trading capabilities; willingness to execute related or unrelated difficult transactions in the future; order of call; or provision of additional brokerage or research services or products.

The investment adviser may cause the fund to pay a higher commission than otherwise obtainable from other brokers or dealers in return for brokerage or research services or products if the investment adviser believes that such commission is reasonable in relation to the services provided. In addition to agency transactions, the investment adviser may receive brokerage and research services or products in connection with certain riskless principal transactions, in accordance with applicable SEC and other regulatory guidelines. In both instances, these services or products may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The investment adviser may use research services furnished by brokers or dealers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker or dealer providing such services.

The investment adviser may receive a service from a broker or dealer that has both a "research" and a "non-research" use. When this occurs, the investment adviser will make a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the investment adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the investment adviser faces a potential conflict of interest, but the investment adviser believes that that the costs of such services may be appropriately allocated to their anticipated research and non-research uses.

The funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the investment adviser with research services, in accordance with applicable rules and regulations permitting these types of arrangements.

The investment adviser may place orders with electronic communications networks or other alternative trading systems. Placing orders with electronic communications networks or other alternative trading systems may enable the funds to trade directly with other institutional holders. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

The investment adviser may aggregate securities sales or purchases among two or more clients. The investment adviser will not aggregate transactions unless it believes such aggregation is consistent with its duty to seek best execution for each affected client and is consistent with the terms of the investment advisory agreement for such client. In any single transaction in which purchases and/or sales of securities of any issuer for the account of a fund are aggregated with other accounts managed by the investment adviser, the actual prices applicable to the transaction will be averaged among the accounts for which the transaction is effected, including the account of the fund.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the Board of Trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                             REGULAR BROKER-DEALERS

Each fund's regular broker-dealers during its most recent fiscal year are: (1) the ten broker-dealers that received the greatest dollar amount of brokerage commissions from the fund; (2) the ten broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions; and (3) the ten broker-dealers that sold the largest dollar amount of the fund's shares. As of August 31, 2006, certain of the funds held securities issued by their respective regular broker-dealers, as indicated below.

SCHWAB SHORT-TERM BOND MARKET FUND TM

                                                                         Value of Fund's Holdings as of
            Regular Broker-Dealer                                                 August 31, 2006
            ---------------------                                                 ---------------
CREDIT SUISSE FIRST BOSTON, INC.                                                   $10,077,000
J.P. MORGAN CHASE & CO.                                                            $32,195,000
MORGAN STANLEY                                                                     $11,836,000
BANC OF AMERICA SECURITIES LLC                                                      $7,176,000
GOLDMAN SACHS & CO.                                                                 $4,024,000
MERRILL LYNCH & CO., INC                                                              $240,000
STATE STREET GLOBAL ADVISOR                                                           $627,000



SCHWAB TOTAL BOND MARKET FUND TM

                                                                         Value of Fund's Holdings as of
            Regular Broker-Dealer                                                August 31, 2006
            ---------------------                                                ---------------
CREDIT SUISSE FIRST BOSTON, INC.                                                   $19,146,000
MORGAN STANLEY                                                                     $21,906,000
BANC OF AMERICA SECURITIES LLC                                                     $65,387,000
J.P. MORGAN CHASE & CO.                                                            $46,542,000
STATE STREET GLOBAL ADVISOR                                                           $356,000

SCHWAB YIELDPLUS FUND(R)

                                                                         Value of Fund's Holdings as of
            Regular Broker-Dealer                                                August 31, 2006
            ---------------------                                                ---------------
CREDIT SUISSE FIRST BOSTON, INC.                                                   $56,894,000
MERRILL LYNCH & CO., INC.                                                          $54,645,000
MORGAN STANLEY                                                                    $188,786,000
J.P. MORGAN CHASE & CO.                                                           $396,245,000
LEHMAN BROTHERS, INC.                                                              $10,081,000
BANC OF AMERICA CORP.                                                             $432,325,000
GOLDMAN SACHS & CO.                                                                $55,081,000
STATE STREET GLOBAL ADVISOR                                                           $326,000

SCHWAB INFLATION-PROTECTED FUND TM

                                                                         Value of Fund's Holdings as of
           Regular Broker-Dealer                                                August 31, 2006
           ---------------------                                                ---------------
STATE STREET GLOBAL ADVISOR                                                         $85,000

SCHWAB GNMA FUND TM

                                                                        Value of Fund's Holdings as of
           Regular Broker-Dealer                                                August 31, 2006
           ---------------------                                                ---------------
STATE STREET GLOBAL ADVISOR                                                      $1,117,000


                          PORTFOLIO HOLDINGS DISCLOSURE

The funds' Board of Trustees has approved policies and procedures that govern the timing and circumstances regarding the disclosure of fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the funds' portfolio securities is in the best interests of fund shareholders, and include procedures to address conflicts between the interests of the funds' shareholders, on the one hand, and those of the funds' investment adviser, principal underwriter or any affiliated person of a fund, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the president of the funds to authorize the release of the funds' portfolio holdings, as necessary, in conformity with the foregoing principles.

The Board exercises on-going oversight of the disclosure of fund portfolio holdings by overseeing the implementation and enforcement of the funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters. The Board will receive periodic updates, at least annually, regarding entities which were authorized to be provided "early disclosure" (as defined below) of the funds' portfolio holdings information.

A complete list of the funds' portfolio holdings is published on the Schwab Funds website at www.schwab.com/Schwab Funds, under "Prospectuses and Reports", typically 60-80 days after the end of a fund's fiscal quarter. The portfolio holdings information available on the Schwab Funds' website is the same that is filed with the Securities and Exchange Commission on Form N-Q or Form N-CSR. In addition, a fund's top ten holdings list is posted on the Schwab Funds website monthly, typically with a 10-day lag. In addition to the top ten holdings information, a fund also provides on the website monthly information regarding certain attributes of its investment holdings such as its sector weightings, composition, credit quality and duration and maturity, as applicable. The information on the website is publicly available to all categories of persons.

The funds may disclose portfolio holdings information to certain persons and entities prior to and more frequently than the public disclosure of such information ("early disclosure"). The president may authorize early disclosure of portfolio holdings information to such parties at differing times and/or with different lag times provided that (a) the president of the funds determines that the disclosure is in the best interests of the funds and that there are no conflicts of interest between the funds' shareholders and funds' adviser and distributor; and (b) the recipient is, either by contractual agreement or otherwise by law, required to maintain the confidentiality of the information.

In addition, the funds' service providers including, without limitation, the investment adviser, the distributor, the custodian, fund accountant, transfer agent, auditor, proxy voting service provider, pricing information vendors, publisher, printer and mailing agent may receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the funds. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information they receive whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust.

The funds' policies and procedures prohibit the funds, the funds' investment adviser or any related party from receiving any compensation or other consideration in connection with the disclosure of portfolio holdings information.

The funds may disclose non-material information including commentary and aggregate information about the characteristics of a fund in connection with or relating to a fund or its portfolio securities to any person if such disclosure is for a legitimate business purpose, such disclosure does not effectively result in the disclosure of the complete portfolio securities of any fund (which can only be disclosed in accordance with the above requirements), and such information does not constitute material non-public information. Such disclosure does not fall within the portfolio securities disclosure requirements outlined above.

Whether the information constitutes material non-public information will be made on a good faith determination, which involves an assessment of the particular facts and circumstances. In most cases commentary or analysis would be immaterial and would not convey any advantage to a recipient in making a decision concerning a fund. Commentary and analysis includes, but is not limited to, the allocation of a fund's portfolio securities and other investments among various asset classes, sectors, industries, and countries, the characteristics of the stock components and other investments of a fund, the attribution of fund returns by asset class, sector, industry and country, and the volatility characteristics of a fund.

                            DESCRIPTION OF THE TRUST

Each fund is a series of Schwab Investments. Schwab Investments was organized under Massachusetts law on October 26, 1990.

Each fund may hold special shareholder meetings, which may cause the funds to incur non-routine expenses. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the Trust provides that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

  PURCHASE, REDEMPTION, DELIVERY OF SHAREHOLDER DOCUMENTS AND PRICING OF SHARES
                  PURCHASING AND REDEEMING SHARES OF THE FUNDS

The funds are open each day that the New York Stock Exchange (NYSE) is open (business days). The NYSE's trading session is normally conducted from 9:30 a.m. Eastern time until 4:00 p.m. Eastern time, Monday through Friday, although some days, such as in advance of and following holidays, the NYSE's trading session closes early. The following holiday closings are currently scheduled for 2006-2007: New Year's Day, Martin Luther King Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. While orders to buy, sell and exchange shares are typically accepted by Schwab at any time, only orders that are received in good order by the funds' transfer agent prior to the close of the NYSE's trading session will be executed that day at the funds' (or classes') share price calculated that day. On any day that the NYSE closes early the funds reserve the right to advance the time by which purchase, redemption and exchanges orders must be received by the funds' transfer agent that day in order to be executed that day at that day's share price.

As long as the funds or Schwab follow reasonable procedures to confirm that an investor's telephone or Internet order is genuine, they will not be liable for any losses the investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification or other confirmation before acting upon any telephone or Internet order, providing written confirmation of telephone or Internet orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab.

The Trust's Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each fund or share class. Each fund's minimum initial investments and minimum balance requirements, if any, are set forth in the prospectus. These minimums may be waived, for clients of Schwab Institutional and Schwab Corporate Services retirement plans. These minimums may also be waived for certain other investors, including trustees, officers and employees of Schwab, and for certain investment programs, including programs for retirement savings, education savings, or charitable giving. Schwab may receive other compensation for providing services to these clients, investors and programs. The minimums may be changed without prior notice. The Trust's Declaration of Trust also provides that shares may be automatically redeemed if the shareholder is no longer eligible to invest in a fund.

Certain investment managers, including managers in Schwab Institutional, may aggregate the investments of their underlying customer accounts for purposes of meeting the Select Shares initial minimum investment and minimum balance requirements. In order to aggregate investments for these purposes, investment managers must purchase shares through a financial institution, such as a broker, that has been approved by the fund or its distributor and that has the capability to process purchase and redemption orders and to monitor the balances of the managers' underlying customer accounts on an aggregated basis.

The funds have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the Board of Trustees may deem advisable. Payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of the fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur transaction costs if he or she were to convert the securities to cash.

The funds are designed for long-term investing. Because short-term trading activities can disrupt the smooth management of the fund and increase its expenses, the funds reserve the right to refuse any purchase or exchange order, or large purchase or exchange orders, including any purchase or exchange order which appears to be associated with short-term trading activities or "market timing." Because market timing decisions to buy and sell securities typically are based on an individual investor's market outlook, including such factors as the perceived strength of the economy or the anticipated direction of interest rates, it is difficult for the fund to determine in advance what purchase or exchange orders may be deemed to be associated with market timing or short-term trading activities.

More information regarding the funds' policies regarding "market timing" is included in the funds' prospectuses.

Shares of the funds may be held only through a Schwab account or certain third-party investment providers that have an arrangement with Schwab. If you close your Schwab account, your fund shares may be redeemed unless you first transfer them to such a third-party investment provider.

A fund's share price and principal value change, and when you sell your shares they may be worth less than what you paid for them.

                         EXCHANGING SHARES OF THE FUNDS

Shares of any Schwab Fund(R), including any class of shares, may be sold and shares of any other Schwab Fund or class purchased, provided the minimum investment and any other requirements of the fund or class purchased are satisfied, including any investor eligibility requirements. Without limiting this privilege, "an exchange order," which is a simultaneous order to sell shares of one fund or class and automatically invest the proceeds in another fund or class, may not be executed between shares of Sweep Investments TM and shares of non-Sweep Investments. Shares of Sweep Investments may be bought and sold automatically pursuant to the terms and conditions of your Schwab account agreement or by direct order as long as you meet the minimums for direct investments. In addition, different exchange policies may apply to Schwab Funds that are bought and sold through third-party investment providers and the exchange privilege between Schwab Funds may not be available through third-party investment providers.

The funds and Schwab reserve certain rights with regard to exchanging shares of the funds. These rights include the right to: (i) refuse any purchase or exchange order that may negatively impact the fund's operations; (ii) refuse orders that appear to be associated with short-term trading activities; and
(iii) materially modify or terminate the exchange privilege upon 60 days' written notice to shareholders.

                        DELIVERY OF SHAREHOLDER DOCUMENTS

Typically once a year, an updated prospectus will be mailed to shareholders describing each fund's investment strategies, risks and shareholder policies. Twice a year, financial reports will be mailed to shareholders describing each fund's performance and investment holdings. In order to eliminate duplicate mailings of shareholder documents, each household may receive one copy of these documents, under certain conditions. This practice is commonly called "householding." If you want to receive multiple copies, you may write or call your fund at the address or telephone number on the front of this SAI. Your instructions will be effective within 30 days of receipt by Schwab.

                                PRICING OF SHARES

Each business day, each share class of a fund calculates its share price, or NAV, as of the close of the NYSE (generally 4 p.m. Eastern time). This means that NAVs are calculated using the values of a fund's portfolio securities as of the close of the NYSE. Such values are required to be determined in one of two ways: securities for which market quotations are readily available are required to be valued at current market value; and securities for which market quotations are not readily available or the investment adviser deems them to be unreliable are required to be valued at fair value using procedures approved by the Board of Trustees.

Shareholders of the funds should be aware that because foreign markets are often open on weekends and other days when the funds are closed, the value of some of the funds' securities may change on days when it is not possible to buy or sell shares of the funds.

The funds use approved pricing services to provide values for their portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges, excluding the NASDAQ National Market System, are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last reported sales price that day, or, if no sales are reported, at the mean between the bid and ask prices. Securities listed on the NASDAQ National Market System are valued in accordance with the NASDAQ Official Closing Price. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Fixed income securities normally are valued based on valuations provided by approved pricing services. Securities may be fair valued pursuant to procedures approved by the funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the NYSE that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the funds pursuant to the procedures.

                                    TAXATION

This discussion of federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, a fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a fund does not qualify as a RIC under the Code, it will be subject to federal income tax, at regular corporate rates on its net income, including any net realized capital gains.

Each fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other funds. A fund intends to qualify as a RIC so that it will be relieved of federal income tax on that part of its income that is distributed to shareholders. In order to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least 90% of its investment company taxable income (generally, net investment income plus the excess, if any, of net short-term capital gain over net long-term capital losses) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock or securities or currencies and net income derived from an interest in a qualified publicly traded partnership; (ii) at the close of each quarter of a fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of a fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year

(regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. A fund may in certain circumstances be required to liquidate fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the fund to satisfy the requirements for qualification as a RIC.

A fund's transactions in futures contracts, options and certain other investment activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of a fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of a fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. A fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of a fund and its shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the funds' prospectuses and only summarizes some of the important federal tax considerations generally affecting shareholders of a fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisors regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Distributions of net investment income and short-term capital gains are taxed as ordinary income. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. Because a fund's income is expected to consist of interest rather than dividends, it is anticipated that no portion of its distributions will generally be eligible for the dividends-received deduction or for the lower tax rates applicable to qualified dividend income.

Each fund will be required in certain cases to withhold at the applicable withholding rate and remit to the U.S. Treasury, the withheld amount of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; (3) fails to provide a certified statement that he or she is not subject to "backup withholding;" or (4) fails to provide a certified statement that he or she is a U.S. person (including a U.S. resident alien). Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains;

provided, however, that for a fund's taxable year beginning after December 31, 2004 and not beginning after December 31, 2007, interest related dividends and short-term capital gain dividends generally will not be subject to U.S. withholding taxes. Distributions to foreign shareholders of such short-term capital gain dividends, of long-term capital gains and any gains from the sale or other disposition of shares of a fund generally are not subject to U.S. taxation, unless the recipient is an individual who either (1) meets the Code's definition of "resident alien" or (2) is physically present in the U.S. for 183 days or more per year. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

If, at the close of each quarter of its taxable year, at least 50% of the value of a fund's assets consist of obligations the interest on which is excludable from gross income, a fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by a fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.

Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax (AMT) imposed by Section 55 of the Code and are also taken into account when determining the taxable portion of social security or railroad retirement benefits. The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and, therefore, potentially subject to AMT) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT.

The funds may realize capital gains or taxable income from the sale of municipal bonds and may make taxable distributions. For federal tax purposes, each fund's distributions of short-term capital gains and gains on the sale of bonds characterized as market discount are taxable to shareholders as ordinary income. Distributions of long-term capital gains are taxable to the shareholder as long-term capital gain, no matter how long the shareholder has held shares in a fund. However, if you receive an exempt-interest dividend with respect to fund shares held for six months or less, any loss on the sale or exchange of such shares shall, to the extent of the amount of such exempt-interest dividend, be disallowed.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest that may have an effect on the ability of a fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the funds that pay exempt-interest dividends is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") of facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facility financed from the proceeds of such bonds.

                     GENERAL STATE AND LOCAL TAX INFORMATION

Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment. Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investments in the funds.

                          CALIFORNIA TAX CONSIDERATIONS

The Schwab California Short/Intermediate Tax-Free Bond Fund TM, Schwab California Long-Term Tax Free Bond Fund TM, and Schwab California Tax-Free YieldPlus Fund TM intend to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). A fund will qualify to pay California exempt-interest dividends if
(1) at the close of each quarter of a fund's taxable year, at least 50% of the value of a fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) a fund continues to qualify as a regulated investment company.

If a fund qualifies to pay California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if they meet certain requirements. A fund will notify its shareholders of the amount of exempt-interest dividends each year.

Corporations subject to California franchise tax that invest in a fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of a fund's earnings and profits.

Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of a fund will not be deductible for California personal income tax purposes if a fund distributes California exempt-interest dividends.

If a fund qualifies to pay dividends to shareholders that are California exempt-interest dividends, dividends distributed to shareholders will be considered California exempt-interest dividends if (1) they are designated as exempt-interest dividends by a fund in a written notice to shareholders mailed within 60 days of the close of a fund's taxable year and (2) to the extent the interest received by a fund during the year on California Tax-Exempt Obligations exceeds expenses of a fund that would be disallowed under California personal income tax law as allocable to tax-exempt interest if a fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend.

                   APPENDIX - RATINGS OF INVESTMENT SECURITIES

From time to time, a fund may report the percentage of its assets that falls into the rating categories set forth below.

                                      BONDS

                            MOODY'S INVESTORS SERVICE

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

                          STANDARD & POOR'S CORPORATION

INVESTMENT GRADE

AAA Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

Debt rated 'BB' and 'B' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB Debt rated 'BB' has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

B Debt rate 'B' has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category also is used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

                                   FITCH, INC.

INVESTMENT GRADE BOND

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F1+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the




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

      ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

              SHORT-TERM NOTES AND VARIABLE RATE DEMAND OBLIGATIONS

                            MOODY'S INVESTORS SERVICE

Short-term notes/variable rate demand obligations bearing the designations MIG-1/VMIG-1 are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Obligations rated MIG-2/VMIG-3 are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

                          STANDARD & POOR'S CORPORATION

An S&P SP-1 rating indicates that the subject securities' issuer has a strong capacity to pay principal and interest. Issues determined to possess very strong safety characteristics are given a plus (+) designation. S&P's determination that an issuer has a satisfactory capacity to pay principal and interest is denoted by an SP-2 rating.

                                   FITCH, INC.

Obligations supported by the highest capacity for timely repayment are rated F1+. An F1 rating indicates that the obligation is supported by a very strong capacity for timely repayment. Obligations rated F2 are supported by a good capacity for timely repayment, although adverse changes in business, economic, or financial conditions may affect this capacity.

                                COMMERCIAL PAPER

                            MOODY'S INVESTORS SERVICE

Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers (or related supporting institutions) of commercial paper with this rating are considered to have a superior ability to repay short-term promissory obligations. Issuers (or related supporting institutions) of securities rated Prime-2 are viewed as having a strong capacity to repay short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of issuers whose commercial paper is rated Prime-1 but to a lesser degree.


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                          STANDARD & POOR'S CORPORATION

A Standard & Poor's Corporation ("S&P") A-1 commercial paper rating indicates a strong degree of safety regarding timely payment of principal and interest. Issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

                                   FITCH, INC.

F1+ is the highest category, and indicates the strongest degree of assurance for timely payment. Issues rated F1 reflect an assurance of timely payment only slightly less than issues rated F1+. Issues assigned an F2 rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues in the first two rating categories.


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          APPENDIX - DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

Charles Schwab Investment Management ("CSIM"), as an investment adviser, is generally responsible for voting proxies with respect to the securities held in accounts of investment companies for which it provides discretionary investment management services. CSIM's Proxy Committee exercises and documents CSIM's responsibility with regard to voting of client proxies (the "Proxy Committee"). The Proxy Committee is composed of representatives of CSIM's Compliance, Fund Administration, Legal and Portfolio Management Departments, and chaired by CSIM's Chief Investment Officer. The Chairman of the Committee may appoint the remaining members of the Committee. The Proxy Committee reviews and, as necessary, may amend periodically these Procedures to address new or revised proxy voting policies or procedures. The policies stated in these Proxy Voting Policy and Procedures (the "CSIM Proxy Procedures") pertain to all of CSIM's clients.

The Boards of Trustees (the "Trustees") of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, and Schwab Annuity Portfolios (collectively, the "Funds" or "SchwabFunds") has delegated the responsibility for voting proxies to CSIM through their respective Investment Advisory and Administration Agreements. The Trustees have adopted these Proxy Procedures with respect to proxies voted on behalf of the various SchwabFunds portfolios. CSIM will present amendments to the Trustees for approval. However, there may be circumstances where the Proxy Committee deems it advisable to amend the Proxy Procedures between regular SchwabFunds Board meetings. In such cases, the Trustees will be asked to ratify any changes at the next regular meeting of the Board.

To assist CSIM in its responsibility for voting proxies and the overall proxy voting process, CSIM has retained Institutional Shareholder Services ("ISS") as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping.

PROXY VOTING POLICY

For investment companies and other clients for which CSIM exercises its responsibility for voting proxies, it is CSIM's policy to vote proxies in the manner that CSIM and the Proxy Committee determine will maximize the economic benefit to CSIM's clients. In furtherance of this policy, the Proxy Committee has received and reviewed ISS's written proxy voting policies and procedures ("ISS's Proxy Procedures") and has determined that ISS's Proxy Procedures are consistent with the CSIM Proxy Procedures and CSIM's fiduciary duty with respect to its clients. The Proxy Committee will review any material amendments to ISS's Proxy Procedures to determine whether such procedures continue to be consistent with the CSIM Proxy Voting Procedures, and CSIM's fiduciary duty with respect to its clients.

Except under the circumstances described below, the Proxy Committee will delegate to ISS responsibility for voting proxies, including timely submission of votes, on behalf of CSIM's clients in accordance with ISS's Proxy Procedures.

For proxy issues that are not addressed by ISS's Proxy Procedures or are determined by the Proxy Committee or the applicable portfolio manager or other relevant portfolio management staff to raise significant concerns with respect to the accounts of CSIM clients, the Proxy Committee will


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review the analysis and recommendation of ISS. Examples of factors that could cause a matter to raise significant concerns include, but are not limited to: issues whose outcome has the potential to materially affect the company's industry, or regional or national economy, and matters which involve broad public policy developments which may similarly materially affect the environment in which the company operates. The Proxy Committee also will solicit input from the assigned portfolio manager and other relevant portfolio management staff for the particular portfolio security. After evaluating all such recommendations, the Proxy Committee will decide how to vote the shares and will instruct ISS to vote consistent with its decision. The Proxy Committee has the ultimate responsibility for making the determination of how to vote the shares in order to maximize the value of that particular holding.

With respect to proxies of an affiliated mutual fund, the Proxy Committee will vote such proxies in the same proportion as the vote of all other shareholders of the fund (i.e., "echo vote"), unless otherwise required by law. When required by law, the Proxy Committee will also "echo vote" proxies of an unaffiliated mutual fund. For example, certain exemptive orders issued to the SchwabFunds by the Securities and Exchange Commission and Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, require the SchwabFunds, under certain circumstances, to "echo vote" proxies of registered investment companies that serve as underlying investments of the SchwabFunds. When not required to "echo vote," the Proxy Committee will delegate to ISS responsibility for voting proxies of an unaffiliated mutual fund in accordance with ISS's Proxy Procedures.

Under certain circumstances, ISS may not provide an analysis or recommendation for voting a security's proxy. In that event, and when the following criteria are met, two members of the Proxy Committee, including at least one representative from equity Portfolio Management, may decide how to vote such proxy in order to maximize the value of that particular holding. The following criteria must be met: (1) For each Fund that holds the security in its portfolio, the value of the security must represent less than one tenth of one cent in the Fund's NAV, and (2) the security's value must equal less than $50,000 in the aggregate across all of the Funds and separate accounts that hold this security. Any voting decision made under these circumstances will be reported to the Proxy Committee at its next scheduled meeting.

           Conflicts of Interest. Except as described above for proxies of mutual funds, for proxy issues that present material conflicts of interest between CSIM, and/or any of its affiliates, and CSIM's clients, CSIM will delegate to ISS responsibility for voting such proxies in accordance with ISS's Proxy Procedures. The CSIM Legal Department is responsible for developing procedures to identify material conflicts of interest.

           Voting Foreign Proxies. CSIM has arrangements with ISS for voting proxies. However, voting proxies with respect to shares of foreign securities may involve significantly greater effort and corresponding cost than voting proxies with respect to domestic securities, due to the variety of regulatory schemes and corporate practices in foreign countries with respect to proxy voting. Problems voting foreign proxies may include the following:

      -     proxy statements and ballots written in a foreign language;

      -     untimely and/or inadequate notice of shareholder meetings;

      -     restrictions of foreigner's ability to exercise votes;

      -     requirements to vote proxies in person;

      - the imposition of restrictions on the sale of securities for a period of time in proximity to the shareholder meeting;


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      -     requirements to provide local agents with power of attorney to facilitate CSIM's voting instructions.

In consideration of the foregoing issues, ISS uses its best-efforts to vote foreign proxies. As part of its ongoing oversight, the Proxy Committee will monitor the voting of foreign proxies to determine whether all reasonable steps are taken to vote foreign proxies. If the Proxy Committee determines that the cost associated with the attempt to vote outweighs the potential benefits clients may derive from voting, the Proxy Committee may decide not to attempt to vote.

           Sub-Advisory Relationships. For investment companies or other clients that CSIM has delegated day-to-day investment management responsibilities to an investment adviser, CSIM may delegate its responsibility to vote proxies with respect to such investment companies' or other clients' securities. Each Sub-adviser to whom proxy voting responsibility has been delegated will be required to review all proxy solicitation material and to exercise the voting rights associated with the securities as it has been allocated in the best interest of each investment company and its shareholders, or other client. Prior to delegating the proxy voting responsibility, CSIM will review each sub-adviser's proxy voting policy to ensure that each Sub-adviser's proxy voting policy is generally consistent with the maximization of economic benefits to the investment company or other client.

REPORTING AND RECORD RETENTION

CSIM will maintain, or cause ISS to maintain, records which identify the manner in which proxies have been voted (or not voted) on behalf of CSIM clients. CSIM will comply with all applicable rules and regulations regarding disclosure of its or its clients proxy voting records and procedures.

CSIM will retain all proxy voting materials and supporting documentation as required under the Investment Advisers Act of 1940 and the rules and regulations thereunder.

PROXY COMMITTEE QUORUM

At scheduled meetings of the Proxy Committee, attendance by four members (or their respective designates) constitutes a quorum. Two members of the Committee may make voting decisions under the limited circumstances described above.

CONCISE SUMMARY OF ISS U.S. PROXY VOTING GUIDELINES

Effective for meetings on or after Feb. 1, 2006

                                   1. AUDITORS

                               RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.

                              2. BOARD OF DIRECTORS

              VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following


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factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -    The non-audit fees paid to the auditor are excessive;


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      -     A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

                  CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

                     INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

                       MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;


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      -     An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached. In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

                                3. PROXY CONTESTS

               VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record;

      -     Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

                     REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

                              4. TAKEOVER DEFENSES

                                  POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;



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      -     Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

                         SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

                     5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

                            6. STATE OF INCORPORATION

                            REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

                              7. CAPITAL STRUCTURE

                           COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

                      ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

                                 PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.


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Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.
                     8. EXECUTIVE AND DIRECTOR COMPENSATION
                            EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

                              DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

      -     Vesting schedule or mandatory holding/deferral period:

             - A minimum vesting of three years for stock options or restricted stock; or

             - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

                   DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

                 EMPLOYEE STOCK PURCHASE PLANS--QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

               EMPLOYEE STOCK PURCHASE PLANS--NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

      - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;


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      -     No discount on the stock price on the date of purchase since there is a company matching contribution.

                   OPTION EXCHANGE PROGRAMS/RE-PRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

              SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

                           9. CORPORATE RESPONSIBILITY
                                  ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

                         DRUG PRICING AND RE-IMPORTATION

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

                           GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE



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ingredients.

                                     TOBACCO

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

                                 TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

                         ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

                  CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

                  GLOBAL WARMING AND KYOTO PROTOCOL COMPLIANCE

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.

                             POLITICAL CONTRIBUTIONS

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political


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contributions.

                LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

                             OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

                              HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

                             10. MUTUAL FUND PROXIES
                              ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

                   CONVERTING CLOSED-END FUND TO OPEN-END FUND

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

                    ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

                   REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

                        TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -     Performance of the fund's net asset value;

      -     The fund's history of shareholder relations;

      -     The performance of other funds under the advisor's management.

                           FUND'S PROXY VOTING RECORD

The Trust is required to disclose annually a fund's complete proxy voting record on Form N-PX. A fund's proxy voting record for the most recent 12 month period ended June 30th will be


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available by visiting the Schwab website at www.schwab.com/schwabfunds. A fund's
Form N-PX will also be available on the SEC's website at www.sec.gov.


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